UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Clear Channel Outdoor Holdings, Inc.

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Clear Channel Outdoor

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A LETTER FROM OUR CEO AND INDEPENDENT CHAIR OF THE BOARD

Dear Fellow Stockholders:

On behalf of Clear Channel Outdoor Holdings, Inc.’s Board of Directors, it is our pleasure to invite you to our annual meeting of stockholders.

The past year brought unprecedented challenges to all of us as we adjusted to the many impacts of the COVID-19 pandemic. In response, we took a range of steps to protect and enhance our operations with the aim of maximizing our performance near-term, while continuing to position our organization for success well into the future. We strengthened our liquidity, addressed our cost base and adjusted our sales approaches, while continuing to invest in our digital platform and data analytics products.

As a result, we believe we are well-positioned to return to growth as the worldwide recovery takes hold and we emerge from the pandemic. With the support of our board of directors and talented and committed team of employees, we remain focused on pursuing our ongoing priorities of revenue expansion, debt reduction, free cash flow generation and investments in profitable growth.

Thank you for your continued support and confidence in Clear Channel Outdoor. We hope you will join us for our Annual Meeting webcast on May 5, 2021.

Sincerely,

C. William Eccleshare	W. Benjamin Moreland
Chief Executive Officer and Director	Chair of the Board

NOTICE OF

2021

ANNUAL

MEETING OF

STOCKHOLDERS

AND

PROXY

STATEMENT

Wednesday, May 5, 2021

9:00 a.m., Eastern Time

CLEAR CHANNEL OUTDOOR HOLDINGS, INC.

4830 North Loop 1604W, Suite 111

San Antonio, Texas 78249

As a stockholder of Clear Channel Outdoor Holdings, Inc. (“Clear Channel Outdoor” or the “Company”), you are hereby given notice that the annual meeting of stockholders of Clear Channel Outdoor will be held by means of a live webcast, at www.meetingcenter.io/241105734, on May 5, 2021, at 9:00 a.m. Eastern Time, for the following purposes:

1.	to elect C. William Eccleshare, Lisa Hammitt and Mary Teresa Rainey to serve as directors for a two year term;

2.	to approve an advisory resolution on executive compensation;

3.	to approve the adoption of the Clear Channel Outdoor Holdings, Inc. 2012 Second Amended and Restated Equity Incentive Plan;

4.	to ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of Clear Channel Outdoor for the year ending December 31, 2021; and

5.	to transact any other business which may properly come before the meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on March 9, 2021 are entitled to notice of and to vote at the annual meeting.

If you plan to attend the annual meeting, please follow the voting and registration instructions set forth in this proxy statement.

Your attention is directed to the accompanying proxy statement. In addition, although mere participation in the annual meeting will not revoke your proxy, if you participate in the annual meeting webcast, you may revoke your proxy and vote during the meeting. To ensure that your shares are represented at the annual meeting, please submit your vote by Internet, telephone or mail, whether or not you plan to attend the annual meeting.

By Order of the Board of Directors

Lynn A. Feldman

Executive Vice President, General Counsel and Secretary

San Antonio, Texas

March 17, 2021

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 5, 2021 The Proxy and Annual Report are available at: www.envisionreports.com/cco

Notice and Proxy Statement 2021

Proxy Statement Summary

This summary highlights information you will find in this Proxy Statement. As it is only a summary, please review the complete Proxy Statement before you vote.

2021 Annual Meeting Information

Date and Time: Wednesday, May 5, 2021 at 9:00 a.m. Eastern Time	Location: www.meetingcenter.io/241105734	Record Date: March 9, 2021	Proxy Mail Date: On or about March 24, 2021

HOW TO VOTE

By Internet: Visit the website listed on your proxy card	By Phone: Call the telephone number on your proxy card	By Mail: Sign, date and return your proxy card in the enclosed envelope	During the Annual Meeting: Participate in the Annual Meeting webcast

Voting:	Each share of common stock is entitled to one vote for each director nominee and one vote for each of the other proposals to be voted on.
Admission:	Admission to the Annual Meeting is limited to stockholders as of the record date. If you plan to attend the annual meeting, please follow the registration instructions set forth in this proxy statement.

ANNUAL MEETING AGENDA AND VOTE RECOMMENDATIONS

Matter		Board Vote Recommendation		Page Reference (for more details)
Proposal 1	Election of Directors	✓	FOR	17
Proposal 2	Advisory Resolution on Executive Compensation	✓	FOR	69
Proposal 3	Approval of the adoption of the Clear Channel Outdoor Holdings, Inc. 2012 Second Amended and Restated Equity Incentive Plan	✓	FOR	70
Proposal 4	Ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm for the year ending December 31, 2021	✓	FOR	78

In this Proxy Statement, “we,” “our,” “us,” “Clear Channel Outdoor” and the “Company” refer to Clear Channel Outdoor Holdings, Inc. and the “Annual Meeting” refers to the 2021 Annual Meeting of Stockholders. We first made this Proxy Statement and form of proxy card available to stockholders on or about March 24, 2021.

2020 BUSINESS HIGHLIGHTS

Over 2,000 Digital Billboard and Street Furniture Displays in the U.S.		Over 16,000 Digital Displays in Europe
Deployed 74 Digital Billboards in the U.S. in 2020 TOTAL DIGITAL DISPLAY REVENUE ACCOUNTS FOR 31% OF REVENUE	DIGITAL COVERAGE IN ALL TOP 20 DMAs	Deployed 1,244 Digital Displays in Europe in 2020 ACCOUNTS FOR 31% OF REVENUE

AGGRESSIVE MANAGEMENT OF COVID-19 IMPACTS	PROACTIVE MOVES TO STRENGTHEN LIQUIDITY

-  Executed cost reduction and rightsizing efforts to restructure and align operations with market conditions

-  Strengthened relationships
with customers through elevated collaboration

-  Invested in technologies and expanded our data analytics, digital platform capabilities and strategic RADAR partnerships

-  Sold stake in Clear Media investment for cash proceeds of $253M

-  Issued $375M of Senior
Secured Notes through CCI BV subsidiary

-  Made cautionary draw of $150M under Revolving Credit Facility

-  Amended Revolving Credit Facility to provide covenant flexibility

GLOBAL AND US OOH INDUSTRY POISED TO REBOUND AND OUTPERFORM OTHER FORMS OF TRADITIONAL MEDIA FROM 2022-2025 (Global & US data sourced from MAGNA Dec. 2020 Report)

ii Notice and Proxy Statement 2021

DIRECTOR NOMINEES

Below is information about each of our Director nominees:

Name	Age		Independent Director	Committee Memberships
C. William Eccleshare	65	Chief Executive Officer, President and Director of Clear Channel Outdoor		None
Lisa Hammitt	58	Executive Vice President, Artificial Intelligence and Chief Technology, Davidson Technologies	✓	CC; NCGC
Mary Teresa Rainey	65	Founder of Rainey, Kelly Campbell Roalfe/48R	✓	AC; NCGC

AC = Audit Committee

CC = Compensation Committee

NCGC = Nominating and Corporate Governance Committee

CORPORATE GOVERNANCE HIGHLIGHTS

The Board of Directors (the “Board”) of Clear Channel Outdoor believes that good governance is key to achieving long-term stockholder value, and that the Company’s long-term success requires the Company’s commitment to a robust framework of guidelines and practices that serves the best interest of the Company and all of our stockholders. Below are some key highlights of our corporate governance framework:

Board Practices

✓  7 out of 9 of our directors are independent.

✓  The Board is led by an independent, non-executive Chair.

✓  After 2023, all of our directors will be elected annually.

✓  All members of our Audit, Compensation and Nominating and Corporate Governance Committees are independent as defined by the NYSE listing standards and applicable SEC rules.

✓  Each Board committee operates under a written charter that has been approved by the Board and is reviewed annually.

✓  The Board conducts periodic executive sessions, where independent directors meet without management.

✓  The Nominating and Corporate Governance Committee oversees an annual self-evaluation process for the Board and each standing committee, and is responsible for proposing any modification or alterations in Board or committee practices or procedures.

Compensation Practices

✓  Robust annual risk assessment of executive compensation programs, policies, and practices.

✓  Comprehensive cash and equity claw-back policy for senior executives.

✓  Significant stock ownership requirements for senior executives and directors.

Stockholder Matters

✓  Robust stockholder engagement.

✓  Annual Say-on-Pay voting.

Other Governance Practices

✓  Our Code of Business Conduct and Ethics, which applies to all employees as well as officers and all members of the Board, reinforces our core values and helps drive our workplace culture of compliance with ethical standards, integrity and accountability.

✓  Strong commitment to Corporate Social Responsibility and strengthening the Company’s ESG program.

Notice and Proxy Statement 2021 iii

CORPORATE SOCIAL RESPONSIBILITY

Clear Channel Outdoor’s Board and management team are committed to the Company’s guiding principle of making a difference in the communities we serve. Clear Channel Outdoor strives to behave ethically and responsibly as a company, an employer and business partner, and we endeavor to use our resources and products to drive meaningful change. We believe addressing the challenges that affect people’s daily lives is critical for influencing greater societal change. In furtherance of our goal to drive change, we donate public service advertising (PSA) on an annual basis to nonprofit and governmental organizations for their use in communicating information that positively affects the lives of those within our communities. In addition, our support extends to both local and national organizations as they:

•	improve health and public safety;

•	ensure a sustainable environment;

•	promote arts, education and cultural diversity; as well as

•	support market-by-market advertising standards.

This collaboration works to inspire citizens to make a difference within their own communities, and helps us to meet our commitment to being a responsible business, which creates value for our clients, our communities, our people and, ultimately, our stockholders.

Health and Safety Highlights

We aid non-profits and law enforcement agencies as they make our communities safer.

•  Since 2007, we have partnered with federal and local law enforcement which has led to the direct apprehension of fugitives.

•  Since 2013, we have partnered with Polaris to combat human trafficking with campaigns in cities across America.

•  We use our billboards to communicate emergency information to the mass public instantly. As examples, we use media across America to help recover abducted children through the distribution of AMBER alerts and continue to run public health messages during the COVID-19 pandemic encouraging health and safety measures.

•  Since 2017, Clear Channel Scandinavia has used its platform and presence in the city to assist homeless persons in finding shelter on cold nights.

•  In 2020, we participated in the “When Schools Close…Harnessing the Power of Summer for America’s Students” virtual event co-hosted by The National Summer Learning Association where we, along with national partners, shared key insights on the investments, programs, and policies critical to improving conditions for children and families during the summer months.

•  In 2020, we partnered with No Kid Hungry to launch a nationwide digital billboard campaign to help connect kids to the food they need during the holiday season.

Arts, Education & Diversity Highlights

As an ethical business we are delighted to help address critical issues affecting the communities we serve such as education and literacy, and music and art.

•  We have an ongoing partnership with The Female Quotient, an organization committed to advancing gender equality in the workplace.

•  In 2020, we partnered with the National League of Cities, the National Summer Learning Association and the Afterschool Alliance for the annual Lights on Afterschool rally to highlight the critical need for afterschool programs.

•  In 2020, Clear Channel UK partnered with CodeYourFuture, a coding school which offers free, high-quality web development courses for refugees and disadvantaged people.

•  As part of our ongoing partnership with Brixton Finishing School, Clear Channel UK is supporting the launch of “The AD-Cademy”, a free, online course aimed at addressing the lack of diversity in advertising.

Advertising Standards Highlights

For over a century we have been committed to delivering our advertisers’ messages to the consumer. This requires both a defense of free speech and a sensitivity to contemporary standards and concerns. We recognize the need to balance these demands and adhere to a high standard of advertising.

•  We established exclusionary zones which prohibit advertisements of all products illegal for sale to minors.

•  We continue our traditional commitment at both the national and local levels to display public service messages for worthy community causes.

•  We encourage diversity of advertised goods and services in all markets.

iv Notice and Proxy Statement 2021

Commitment to Environmental Sustainability

We are focused on operating our business in ways that minimize the potential for causing harm to the environment, and as part of our Global Environmental Program, we are committed to Carbon Net Zero by 2050 (with many of our business units on target to reach this goal by 2030) and are committed to employing ecologically friendly materials and operational procedures.

•	We strive for 100% of our posters and bulletins to be converted to recyclable Polyethylene (PE) Substrates and recycled annually in the U.S.

•	We measure our recycling and waste diversion from landfill rates across our business.

•	Up to 98% of our digital billboard components are recyclable.

•

We converted over 98% of our illuminated display panels and over 75% of our illuminated transit shelter displays in the U.S. to LED lighting, decreasing energy consumption by more than 60% across a three year period, and are working toward full conversion in 2021.

•	35% of our business by revenue is certified or benchmarked against ISO 14001 standards, and continued adoption of this standard is a goal of our Global Environmental Program.

•	Starting in 2021 in our European and Latin American businesses, we are committed to purchasing 100% renewable electricity with intention to reduce our Scope 1 and 2 emissions.

Ethics and Compliance

Clear Channel Outdoor is committed to maintaining the highest standards of compliance, ethics, honesty, openness and accountability in our business operations. We maintain a Code of Business Conduct & Ethics (the “Code”) that sets forth standards for our officers, directors, employees, interns, contractors and agents throughout our corporate structure. Training on the Code is mandatory upon employment, and we require completion of additional trainings covering certain topics contained in the Code on a periodic basis. Highlights from our Code, and its underlying policies and procedures, include:

•	No-retaliation policy for anyone who, acting in good faith, notifies us of a possible violation of the Code, our policies or the law.

•	Human Rights Policy committed to human rights and labor protections across all of our operations, and the expectation that our business partners uphold the same standards.

•

Anti-Corruption Policy that prohibits offering, attempting to offer, authorizing or promising any bribe or kickback for the purpose of obtaining or retaining business or an unfair advantage, imposes restrictions on government official interaction and seeks to mitigate risk in our gifts, entertainment and travel approval processes.

•	Due Diligence procedures and contractual provisions mitigating risk areas in our supply chain, including bribery and corruption, sanctions breaches and human rights.

•	Conflict of Interest Policy that requires the disclosure of matters that could potentially lead to a conflict of interest through an independent approval process.

•	Supplier Code of Conduct and contractual clauses used across our business requiring key suppliers to operate at a high ethical standard.

In addition, we maintain a Compliance and Privacy Office which sets standards and controls across the Company relating to corporate social responsibility, financial and economic crime controls, transparency, integrity and the mitigation of compliance risk, and we require that our leaders regularly report fraud risk and adhere to the standards that we set. We reflect our understanding of compliance risk through regular risk assessment, audit and assurance processes.

We are also committed to safeguarding and maintaining the privacy of personal information (“PII”) and honor CCPA, GDPR, and data privacy rights requests. Our Privacy Office maintains policies, procedures and training to ensure we protect PII wherever we may process or control it, and our websites include Privacy & Cookie Notices describing how we collect, protect, store, use, anonymize, aggregate and/or dispose of personal information automatically collected and/or voluntarily provided, and offer those with privacy concerns the right to object to any processing, change their PII or to request that we do not sell their PII. We honor their requests within legally prescribed time frames. In addition, we subject our supply chain to data privacy impact assessments where appropriate.

Notice and Proxy Statement 2021 v

OUR PEOPLE

Advancing Diversity and Inclusion

Clear Channel Outdoor is an equal opportunity employer and is committed to providing a work environment that is free of discrimination and harassment. We respect and embrace diversity of thought and experience and believe that a diverse workforce produces more innovative insights and solutions, resulting in better products and services for our customers. As we bring brands face-to-face with people, we believe our teams need to be as diverse in their composition and outlook as the audiences we reach every day, and we work together to create an inclusive environment where everyone can bring their true selves to work.

We have an ongoing priority to enhance diversity of our workforce and have implemented diversity and inclusion strategies across our global business. Amidst calls for sociopolitical change we have seen play out in all corners of the world, we have reinforced our commitment to our people and to promoting diversity and inclusion, as well as the need to do more to continue improving and evolving as an organization. In an effort to further promote a diverse and inclusive environment, we have launched the Executive Diversity Advisory Council in the U.S., implemented the International Fairness program in Europe and Latin America, and surveyed employees globally to gather insights on diversity and inclusion preferences to help guide and prioritize our efforts.

Commitment to Safety and Wellness

Safety is one of our core values, and we are committed to providing our employees with a safe workplace and prioritizing the physical and mental health and well-being of our employees. One of the ways in which we do this is by offering an Employee Assistance Program (“EAP”), which gives employees access to licensed professional counselors and other specialists at no cost for help with balancing work and life issues. We have also implemented an Employee Relief Fund to help employees facing financial hardship immediately after a disaster or during unanticipated and unavoidable personal emergencies.

In response to the COVID-19 pandemic, we implemented significant changes that we determined were in the best interest of our employees and the communities in which we operate and which comply with government regulations. This included transitioning the vast majority of our employees to work-from-home for a large portion of 2020, while implementing additional safety measures for employees continuing critical on-site work. In recent months, we have started to execute on our phased Return-to-Office plan on an office-by-office basis, ensuring compliance with applicable regulations as well as local health authority guidance and implementing robust safety procedures and protocols to protect our employees. Given the evolving-nature of COVID-19 developments, our Return-to-Office plan is nimble, allowing each office the flexibility to return to work-from-home directives as necessary based on local conditions.

In line with our priority of protecting the safety, health and well-being of our employees, we surveyed our employees in May 2020 to determine how we could more effectively provide support. This survey, administered by a third party, focused on the following areas: concern and connection; virtual work effectiveness; senior leadership response and communication; and employee wellness, health and safety. Utilizing the results of this survey, we developed an action plan to help our employees face the challenges of COVID-19 and remain engaged and productive, including communicating the availability of counseling under the EAP through company-wide notifications and HR portal updates, providing COVID-19 related resources on locating vaccines, work from home health tips and COVID-19 trainings, among other things, and regular communication of our progress through all-hands meetings, regional and departmental meetings and other forms of communication.

Compensation and Benefits Programs

Our compensation and benefits programs are designed to attract and reward talented individuals who possess the skills necessary to support our business objectives, assist in the achievement of our strategic goals and create long-term value for our stockholders. We provide employees with compensation packages that include base salary and annual incentive bonuses tied to Company and division performance, in line with our pay-for-performance philosophy. Our sales employees are incentivized through sales commission programs, with our highest performing individuals further awarded through formal recognition programs. Our executives and certain other employees receive long-term equity awards that vest based on our relative total shareholder return or over a defined period. We believe

vi Notice and Proxy Statement 2021

that a compensation program with both short-term and long-term awards provides fair and competitive compensation and aligns employee and stockholder interests.

We also provide our employees and their families with access to a variety of healthcare and insurance benefits, qualified spending accounts, retirement savings plans and various other benefits.

EXECUTIVE COMPENSATION HIGHLIGHTS

Our Compensation Committee, with support from our independent compensation consultant, periodically evaluates our compensation practices to ensure they support the objectives of our business, align with market practice and provide incentive to deliver key financial metrics that are explicitly linked with stockholder value creation. Certain highlights for 2020 include:

•	We continued our practice of annual incentive plan awards tied to Company and division performance and individual performance targets.

•

Our long-term incentive (LTI) program provides for annual equity awards for our executive team members made up of 50% restricted stock units and 50% performance stock units which vest based on our relative total shareholder return over a three-year period.

•	We adopted a robust cash and equity clawback policy for current and former senior executives which applies to both cash and equity incentive compensation.

•	We codified our executive stock ownership guidelines requiring executives to hold common stock with a value equal to a specified multiple of base salary within five years.

•

We periodically review and updated our executive compensation peer group to consist of companies similar in size and complexity as us, companies in the media or similar industries and companies that are in competition with us for executive talent.

Notice and Proxy Statement 2021 vii

Clear Channel Outdoor Holdings, Inc.

2021 Proxy Statement

This proxy statement contains information related to the annual meeting of stockholders of Clear Channel Outdoor Holdings, Inc. (referred to herein as “Clear Channel Outdoor,” “CCOH,” “Company,” “we,” “our” or “us”) to be held on Wednesday, May 5, 2021, beginning at 9:00 a.m. Eastern Time, at www.meetingcenter.io/241105734, and at any postponements or adjournments thereof. On or about March 24, 2021, we will begin to mail to our stockholders either a notice containing instructions on how to access this proxy statement and our annual report online, or a printed copy of these proxy materials. The Company will bear the costs of preparing and mailing the proxy materials and other costs of the proxy solicitation made by the Board of Directors of Clear Channel Outdoor (the “Board”).

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Q:	WHY AM I RECEIVING THESE MATERIALS?

A:

Clear Channel Outdoor is making these proxy materials available to you via the Internet or, upon your request, has delivered printed versions of these proxy materials to you by mail in connection with Clear Channel Outdoor’s annual meeting of stockholders (the “annual meeting”), which will take place on May 5, 2021. The Board is soliciting proxies to be used at the annual meeting. You also are invited to attend the annual meeting webcast and are requested to vote on the proposals described in this proxy statement.

Q:	WHY DID I RECEIVE A NOTICE IN THE MAIL REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS INSTEAD OF A FULL SET OF PROXY MATERIALS?

A:

As permitted by Securities and Exchange Commission (“SEC”) rules, we are making this proxy statement and our annual report available to our stockholders electronically via the Internet. The Notice of Internet Availability of Proxy Materials contains instructions on how to access this proxy statement and our annual report and vote online. If you received a notice by mail, you will not receive a printed copy of the proxy materials in the mail. Instead, the notice instructs you on how to access and review all of the important information contained in the proxy statement and annual report. The notice also instructs you on how you may submit your proxy over the Internet or by telephone. If you received a notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained in the notice.

Q:	WHAT PROPOSALS WILL BE VOTED ON AT THE ANNUAL MEETING?

A:	There are four proposals scheduled to be voted on at the annual meeting:

•	the election of the nominees for director named in this proxy statement;

•	the approval of an advisory resolution on executive compensation;

•	approval of the adoption of the Clear Channel Outdoor Holdings, Inc. 2012 Second Amended and Restated Equity Incentive Plan; and

•	the ratification of the selection of Ernst & Young LLP as Clear Channel Outdoor’s independent registered public accounting firm for the year ending December 31, 2021.

Q:	WHICH OF MY SHARES MAY I VOTE?

A:

All shares of common stock owned by you as of the close of business on March 9, 2021 (the “Record Date”) may be voted by you. These shares include shares that are: (1) held directly in your name as the stockholder of record and (2) held for you as the beneficial owner through a broker, bank or other nominee. As of the Record Date, there were 467,859,064 shares of common stock outstanding.

Q:	WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A STOCKHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

A:

Most stockholders of Clear Channel Outdoor hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Notice and Proxy Statement 2021 1

Stockholder of Record: If your shares are registered directly in your name with Clear Channel Outdoor’s transfer agent, Computershare, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by Computershare on behalf of Clear Channel Outdoor. As the stockholder of record, you have the right to grant your voting proxy directly to Clear Channel Outdoor or to vote during the annual meeting.

Beneficial Owner: If your shares are held in a stock brokerage account or by a broker or other nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker on how to vote and also are invited to attend the annual meeting webcast. However, since you are not the stockholder of record, you may not vote these shares during the annual meeting, unless you obtain a legal proxy from your broker, bank or other nominee giving you the right to vote the shares and register for the meeting in accordance with the instructions set forth below.

Q:	WHAT CONSTITUTES A QUORUM?

A:

The holders of a majority of the total voting power of Clear Channel Outdoor’s common stock entitled to vote and represented in person (virtually) or by proxy will constitute a quorum at the annual meeting. Votes “withheld,” abstentions and “broker non-votes” (described below) are counted as present for purposes of establishing a quorum.

Q:	IF MY SHARES ARE HELD IN “STREET NAME” BY MY BROKER, WILL MY BROKER VOTE MY SHARES FOR ME?

A:

Under New York Stock Exchange (“NYSE”) rules, brokers have discretion to vote the shares of customers who fail to provide voting instructions on “routine matters,” but brokers may not vote such shares on “non-routine matters” without voting instructions. When a broker is not permitted to vote the shares of a customer who does not provide voting instructions, it is called a “broker non-vote.” If you do not provide your broker with voting instructions, your broker will not be able to vote your shares with respect to the election of directors. Your broker will send you directions on how you can instruct your broker to vote.

As described above, if you do not provide your broker with voting instructions and the broker is not permitted to vote your shares on a proposal, a “broker non-vote” occurs. Broker non-votes will be counted for purposes of establishing a quorum at the annual meeting and will have no effect on the vote on any of the proposals at the annual meeting.

Q:	HOW CAN I ATTEND THE ANNUAL MEETING?

A:

We are hosting the annual meeting by means of a live webcast. You will not be able to attend the meeting in person. You are entitled to participate in the annual meeting only if you were a stockholder of record of Clear Channel Outdoor as of the close of business on the record date, or if you hold a legal proxy from the record holder for the annual meeting.

Stockholder of Record: You will be able to listen to the annual meeting, submit questions and vote by going to www.meetingcenter.io/241105734 and clicking on “I have a Control Number.” The password for the meeting is CCO2021.

Beneficial Owner: If you wish to attend the annual meeting, you must register in advance. See “HOW DO I REGISTER TO ATTEND THE ANNUAL MEETING?” below.

We encourage you to access the meeting website prior to the start time to allow ample time for check in. The virtual annual meeting will begin promptly at 9:00 a.m., Eastern Time.

Q:	HOW DO I REGISTER TO ATTEND THE ANNUAL MEETING?

A:	Stockholder of Record: You do not need to register. Follow the instructions on your Notice of Internet Availability of Proxy Materials or proxy card. See “HOW CAN I ATTEND THE ANNUAL MEETING?” above.

2 Notice and Proxy Statement 2021

Beneficial Owner: If you wish to register to attend the annual meeting, you must provide our transfer agent, Computershare Trust Company, N.A. (“Computershare”) with your name, email address and a copy of a legal proxy from your broker, bank or other nominee reflecting your beneficial stock ownership in Clear Channel Outdoor. Registration requests must be in writing and be mailed to:

By Regular Mail

PO BOX 505000

Louisville, KY 40233-5000

UNITED STATES

By Overnight Delivery

462 South 4th Street

Suite 1600

Louisville, KY 40233-5000

UNITED STATES

Requests for registration must be labeled “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on April 30, 2021. You will receive an email from Computershare acknowledging your registration along with a Control Number.

Q:	HOW CAN I VOTE MY SHARES WITHOUT ATTENDING THE ANNUAL MEETING?

A:	If you are a stockholder of record, you may authorize a proxy to vote your shares. Specifically, you may authorize a proxy to vote:

•

By Internet—If you have Internet access, you may submit your proxy by going to www.envisionreports.com/cco and following the instructions on how to complete an electronic proxy card. You will need the 16-digit number included on your notice of Internet Availability of Proxy Materials or your proxy card in order to authorize a proxy to vote by Internet. Internet voting is available until 11:59 p.m., Eastern Time, on May 4, 2021.

•

By Telephone—If you have access to a touch-tone telephone, you may submit your proxy by calling the telephone number specified on your Notice of Internet Availability of Proxy Materials or your proxy card and by following the recorded instructions. You will need the 16-digit number included on your Notice of Internet Availability of Proxy Materials or your proxy card in order to authorize a proxy to vote by telephone. Telephone voting is available until 11:59 p.m., Eastern Time, on May 4, 2021.

•

By Mail—You may authorize a proxy to vote by mail by requesting a proxy card from us, indicating your vote by completing, signing and dating the card where indicated and by mailing or otherwise returning the card in the envelope that will be provided to you. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as guardian, executor, trustee, custodian, attorney or officer of a corporation), indicate your name and title or capacity.

If you hold your shares in street name, you may submit voting instructions to your broker, bank or other nominee. In most instances, you will be able to do this over the Internet, by telephone or by mail. Please refer to information from your broker, bank, or other nominee on how to submit voting instructions.

Q:	WHAT IF I RETURN MY PROXY CARD WITHOUT SPECIFYING MY VOTING CHOICES?

A:	If your proxy card is signed and returned without specifying choices, the shares will be voted as recommended by the Board.

Q:	WHAT IF I ABSTAIN FROM VOTING OR WITHHOLD MY VOTE ON A SPECIFIC PROPOSAL?

A:	If you withhold your vote on the election of directors, it will have no effect on the outcome of the vote on the election of directors.

If you abstain from voting on (i) the approval of an advisory resolution on executive compensation, (ii) the approval of the adoption of the Clear Channel Outdoor Holdings, Inc. 2012 Second Amended and Restated Equity Incentive Plan, or (iii) the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2021, it will have the same effect as a vote “against” this proposal.

Abstentions are counted as present for purposes of determining a quorum.

Notice and Proxy Statement 2021 3

Q:	WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS, PROXY CARD OR VOTING INSTRUCTION CARD?

A:	It means your shares are registered differently or are in more than one account. Please provide voting instructions for all notices and voting instruction cards you receive.

Q:	WHAT ARE CLEAR CHANNEL OUTDOOR’S VOTING RECOMMENDATIONS?

A:	The Board recommends that you vote your shares “FOR”:

•	the nominees for director named in this proxy statement;

•	the approval of an advisory resolution on executive compensation;

•	approval of the adoption of the Clear Channel Outdoor Holdings, Inc. 2012 Second Amended and Restated Equity Incentive Plan; and

•	the ratification of the selection of Ernst & Young LLP as Clear Channel Outdoor’s independent registered public accounting firm for the year ending December 31, 2021.

Q:	WHAT VOTE IS REQUIRED TO ELECT THE DIRECTORS AND APPROVE EACH PROPOSAL?

A:

The directors will be elected by a plurality of the votes properly cast. The approval of an advisory resolution on executive compensation and the ratification of the selection of Ernst & Young LLP as Clear Channel Outdoor’s independent registered public accounting firm for the year ending December 31, 2021 will require the affirmative vote of the holders of at least a majority of the total voting power of the voting stock present in person (virtually) or by proxy at the annual meeting and entitled to vote on the matter.

Q:	WHERE CAN I FIND A LIST OF STOCKHOLDERS OF RECORD ENTITLED TO VOTE AT THE ANNUAL MEETING?

A:

A list of stockholders of record entitled to vote at the Annual Meeting will be accessible on the virtual meeting website during the meeting for those attending the meeting, and for ten days prior to the meeting, at our corporate offices at 4830 North Loop 1604W, Suite 111, San Antonio, Texas 78249.

Q:	MAY I CHANGE MY VOTE OR REVOKE MY PROXY?

A:

If you are a stockholder of record, you may change your vote or revoke your proxy at any time before your shares are voted at the annual meeting by sending the Secretary of Clear Channel Outdoor a proxy card dated later than your last submitted proxy card, by authorizing a new proxy to vote on a later date on the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the annual meeting will be counted) notifying the Secretary of Clear Channel Outdoor in writing, or voting during the annual meeting. If your shares are held beneficially in “street name,” you should follow the instructions provided by your broker or other nominee to change your vote or revoke your proxy.

Q:	WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?

A:	Clear Channel Outdoor will announce preliminary voting results at the annual meeting and publish final results in a Current Report on Form 8-K, which we anticipate filing with the SEC by May 11, 2021.

Q:	MAY I ACCESS CLEAR CHANNEL OUTDOOR’S PROXY MATERIALS FROM THE INTERNET?

A:	Yes. These materials are available at www.envisionreports.com/cco.

4 Notice and Proxy Statement 2021

The Board of Directors and Corporate Governance

Our Board is responsible for overseeing the direction of Clear Channel Outdoor and for establishing broad corporate policies. However, in accordance with corporate legal principles, it is not involved in day-to-day operating details. Members of the Board are kept informed of Clear Channel Outdoor’s business through discussions with the Chief Executive Officer, the Chief Financial Officer and other executive officers, by reviewing analyses and reports sent to them, by receiving updates from Board committees and by otherwise participating in Board and committee meetings.

Our Board is currently comprised of nine directors, including C. William Eccleshare, our Chief Executive Officer, John Dionne, Lisa Hammitt, Andrew Hobson, Thomas C. King, Joe Marchese, W. Benjamin Moreland, Mary Teresa Rainey and Jinhy Yoon.

COMPOSITION OF THE BOARD OF DIRECTORS

Our Board is currently divided into three classes serving staggered three year terms. Our amended certificate of incorporation provides for a phase out of the classification of the Board. Directors elected at this annual meeting will be elected for a two-year term expiring at our 2023 annual meeting of stockholders. Directors elected at our 2022 annual meeting of stockholders will be elected for a one-year term expiring at our 2023 annual meeting of stockholders.

From and after our 2023 annual meeting of the stockholders, the Board will no longer be classified and each director will be elected for a one-year term. In case of any increase or decrease, from time to time, in the number of directors prior to our 2023 annual meeting of stockholders, other than those who may be elected by the holders of any series of preferred stock under specified circumstances, the number of directors added to or eliminated from each class will be apportioned so that the number of directors in each class thereafter shall be as nearly equal as possible, but in no case will a decrease in the number of directors constituting the Board shorten the term of any incumbent director.

BOARD MEETINGS

In 2020, the Board held 15 meetings and also acted by written consent. All of our incumbent directors attended at least 75% of the aggregate of all meetings of the Board held during the periods in which they served during 2020. All of our incumbent directors also attended at least 75% of the aggregate of all meetings of the Board committees on which they served during 2020.

STOCKHOLDER MEETING ATTENDANCE

Clear Channel Outdoor encourages, but does not require, directors to attend the annual meeting of stockholders. All of our directors attended the annual meeting of stockholders in 2020. In 2021, Board committee meetings will be held immediately following the annual meeting.

INDEPENDENCE OF DIRECTORS

Our Board currently consists of nine directors, one of whom currently serves as our Chief Executive Officer. For a director to be independent, the Board must determine that such director does not have any direct or indirect material relationship with Clear Channel Outdoor. Pursuant to our governance guidelines (the “Governance Guidelines”), the Board has undertaken its annual review of director independence.

Notice and Proxy Statement 2021 5

The Board has adopted the following standards for determining the independence of its members:

1.  A director must not be, or have been within the last three years, an employee of Clear Channel Outdoor. In addition, a director’s immediate family member (“immediate family member” is defined to include a person’s spouse, parents, children, siblings, mother and father-in-law, sons and daughters-in-law and anyone (other than domestic employees) who shares such person’s home) must not be, or have been within the last three years, an executive officer of Clear Channel Outdoor.

2.  A director or immediate family member must not have received, during any 12 month period within the last three years, more than $120,000 in direct compensation from Clear Channel Outdoor, other than director or committee fees and pension or other forms of deferred compensation for prior service (and no such compensation may be contingent in any way on continued service).

3.  A director must not be a current partner or employee of a firm that is Clear Channel Outdoor’s internal or external auditor. In addition, a director must not have an immediate family member who is (a) a current partner of such firm or (b) a current employee of such a firm and personally works on Clear Channel Outdoor’s audit. Finally, neither the director nor an immediate family member of the director may have been, within the last three years, a partner or employee of such a firm and personally worked on Clear Channel Outdoor’s audit within that time.

4.  A director or an immediate family member must not be, or have been within the last three years, employed as an executive officer of another company where any of Clear Channel Outdoor’s present executive officers at the same time serve or served on that company’s compensation committee.

5.  A director must not be a current employee, and no director’s immediate family member may be a current executive officer, of a material relationship party (“material relationship party” is defined as any company that has made payments to, or received payments from, Clear Channel Outdoor for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues).

6. A director must not own, together with ownership interests of his or her family, ten percent (10%) or more of a material relationship party.

7.  A director or immediate family member must not be or have been during the last three years, an executive officer of a charitable organization (or hold a similar position), to which Clear Channel Outdoor makes contributions in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or 2% of such organization’s consolidated gross revenues.

8.  A director must be “independent” as that term is defined from time to time by the rules and regulations promulgated by the SEC, by the listing standards of the NYSE and, with respect to at least two members of the compensation committee, by the applicable provisions of, and rules promulgated under, the Internal Revenue Code of 1986, as amended (collectively, the “Applicable Rules”). For purposes of determining independence, the Board will consider relationships with Clear Channel Outdoor and any parent or subsidiary in a consolidated group with Clear Channel Outdoor or any other company relevant to an independence determination under the Applicable Rules.

The above independence standards conform to, or are more exacting than, the director independence requirements of the NYSE applicable to Clear Channel Outdoor. The above independence standards are set forth on Appendix A of the Governance Guidelines.

The Board has affirmatively determined that all current directors (other than Mr. Eccleshare and Ms. Yoon) are independent under the listing standards of the NYSE, as well as Clear Channel Outdoor’s independence standards set forth above. In addition, the Board has determined that each member currently serving on the Compensation Committee is independent under the heightened independence standards for compensation committee members under the listing standards of the NYSE and the rules and regulations of the SEC, and that each member currently serving on the Audit Committee is independent under the heightened independence standards required for audit committee members by the listing standards of the NYSE and the rules and regulations of the SEC. In making these determinations, the Board reviewed information provided by the directors and by Clear Channel Outdoor with regard to the directors’ business and personal activities as they relate to Clear Channel Outdoor and its affiliates. In the ordinary course of business during 2020, Clear Channel Outdoor entered into purchase and sale transactions for

6 Notice and Proxy Statement 2021

products and services with certain entities affiliated with members of the Board, as described below, and the following transactions were considered by the Board in making their independence determinations with respect to Mr. Dionne, Mr. Marchese, Mr. Hobson and Mr. Moreland:

•	a subsidiary of a company for which Mr. Dionne served as a director paid us approximately $1,504,313 during 2020 for outdoor advertising services;
•	a company for which Mr. Marchese serves as a partner/co-founder paid us approximately $46,454 during 2020 for outdoor advertising services;
•	a client of a consulting company for which Mr. Marchese serves as chief executive officer paid us approximately $79,250 during 2020 for outdoor advertising services;
•

a company for which Mr. Marchese serves as a director paid us approximately $771,297 during 2020 for outdoor advertising services, and we made a refund to the same company in the amount of approximately $62,917;

•	a company for which Mr. Moreland serves as a director paid us approximately $79,048 during 2020 for rental fees, and we paid that company $2,200 for rental fees;
•	a hospital for which Mr. Moreland serves as a director paid us approximately $1.3 million during 2020 for outdoor advertising services; and
•	a company for which Mr. Hobson serves as a director paid us $112,905 during 2020 for outdoor advertising services.

All of the payments described above are for arms-length, ordinary course of business transactions and we generally expect transactions of a similar nature to occur during 2021. The Board has concluded that such transactions or relationships do not impair the independence of the directors.

The rules of the NYSE require that non-management or independent directors of a listed company meet periodically in executive sessions. In addition, the rules of the NYSE require listed companies to schedule an executive session including only independent directors at least once a year. Clear Channel Outdoor’s independent directors met separately in executive session at least one time during 2020.

COMMITTEES OF THE BOARD

The Board has three standing committees: (i) the Audit Committee, (ii) the Compensation Committee and (iii) the Nominating and Corporate Governance Committee. Each committee consists solely of independent directors and is governed by a written charter. The committee charters are available on our website at www.investor.clearchannel.com.

The table below provides membership information for each committee of the Board as of December 31, 2020:

Board Committee Membership

Director Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
C. William Eccleshare
John Dionne
Lisa Hammitt
Andrew Hobson
Thomas C. King
Joe Marchese
W. Benjamin Moreland	«
Mary Teresa Rainey
Jinhy Yoon
2020 Meetings Held	8	7	4

« = Chair of the Board                 = Committee Chair                 = Committee member

Notice and Proxy Statement 2021 7

The Audit Committee

The Audit Committee consists of Andrew Hobson, Mary Teresa Rainey and John Dionne, each of whom is independent as defined under the rules of the NYSE and Rule 10A-3 of the Exchange Act. Andrew Hobson has been designated as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K. The Audit Committee assists the Board in its oversight of the quality and integrity of the accounting, auditing and financial reporting practices of Clear Channel Outdoor. The Audit Committee’s primary responsibilities, which are discussed in detail within its charter, include the following:

•

be responsible for the appointment, compensation, retention and oversight of the work of the independent registered public accounting firm and any other registered public accounting firm engaged for the purpose of preparing an audit report or to perform other audit, review or attest services and all fees and other terms of their engagement;

•	review and discuss reports regarding the independent registered public accounting firm’s independence;

•	review with the independent registered public accounting firm the annual audit scope and plan;

•	review with management, the director of internal audit and the independent registered public accounting firm the budget and staffing of the internal audit department;

•

review and discuss with management and the independent registered public accounting firm the annual and quarterly financial statements and the specific disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” prior to the filing of the Annual Report on Form 10-K and Quarterly Reports on Form 10-Q;

•	review with the independent registered public accounting firm the critical accounting policies and practices used;

•

review with management, the independent registered public accounting firm and the director of internal audit Clear Channel Outdoor’s internal accounting controls and any significant findings and recommendations;

•	discuss guidelines and policies with respect to risk assessment and risk management;

•	oversee Clear Channel Outdoor’s policies with respect to related party transactions; and

•	review with management and the General Counsel the status of legal and regulatory matters that may have a material impact on Clear Channel Outdoor’s financial statements and compliance policies.

The full text of the Audit Committee’s charter can be found on our website at www.investor.clearchannel.com.

The Compensation Committee

The Compensation Committee consists of Thomas C. King, Lisa Hammitt and Joe Marchese, each of whom is independent under the rules of the NYSE and further qualifies as a non-employee director for purposes of Rule 16b-3 under the Exchange Act. The members of the Compensation Committee are not current or former employees of Clear Channel Outdoor, are not eligible to participate in any of Clear Channel Outdoor’s executive compensation programs, do not receive compensation that would impair their ability to make independent judgments about executive compensation, and are not “affiliates” of the Company, as defined under Rule 10c-1 under the Exchange Act. The Compensation Committee administers Clear Channel Outdoor’s incentive-compensation plans and equity-based plans, determines compensation arrangements for all executive officers and makes recommendations to the Board concerning compensation for our directors. The Compensation Discussion and Analysis section of this proxy statement provides additional details regarding the basis on which the Compensation Committee determines executive compensation.

The Compensation Committee’s primary purposes, which are discussed in detail within its charter, are to:

•

assist the Board in ensuring that a proper system of long-term and short-term compensation is in place to provide performance-oriented incentives to management, and that compensation plans are appropriate and competitive and properly reflect the objectives and performance of management and Clear Channel Outdoor;

•

review and approve corporate goals and objectives relevant to the compensation of Clear Channel Outdoor’s executive officers, evaluate the performance of the executive officers in light of those goals and objectives and, either as a committee or together with the other independent directors (as directed by the Board), determine and approve the compensation level of the executive officers based on this evaluation;

8 Notice and Proxy Statement 2021

•	review and adopt, and/or make recommendations to the Board with respect to, incentive-compensation plans for executive officers and equity-based plans;

•

review and discuss with management the Compensation Discussion and Analysis to be included in Clear Channel Outdoor’s proxy statement and determine whether to recommend to the Board the inclusion of the Compensation Discussion and Analysis in the proxy statement;

•	prepare the Compensation Committee report for inclusion in Clear Channel Outdoor’s proxy statement; and

•	recommend to the Board the appropriate compensation for the non-employee members of the Board.

The Compensation Committee has the ability, under its charter, to select and retain, at the expense of Clear Channel Outdoor, independent legal and financial counsel and other consultants necessary to assist the Compensation Committee as the Compensation Committee may deem appropriate, in its sole discretion. The Compensation Committee also has the authority to select and retain any compensation consultant to be used to survey the compensation practices in Clear Channel Outdoor’s industry and to provide advice so that Clear Channel Outdoor can maintain its competitive ability to recruit and retain highly qualified personnel. The Compensation Committee has the sole authority to approve related fees and retention terms for any of its counsel and consultants.

During 2020, the Compensation Committee engaged an independent compensation consultant, Willis Towers Watson (“Willis”), to provide executive compensation benchmarking data, and incentive and retention compensation design advice. The Compensation Committee requested and evaluated responses from Willis addressing its independence in accordance with applicable NYSE rules and concluded that Willis’ work does not raise any conflict of interest or independence concerns.

The full text of the Compensation Committee’s charter can be found on our website at www.investor.clearchannel.com.

The Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee consists of Mary Teresa Rainey, Joe Marchese, Lisa Hammitt and John Dionne, each of whom is independent under the rules of the NYSE. The Nominating and Corporate Governance Committee’s primary responsibilities, which are discussed in detail within its charter, include the following:

•	identify individuals qualified to become members of the Board, consistent with criteria approved by the Board;

•	recommend director nominees to the Board for the next annual meeting of stockholders;

•	oversee the organization of the Board to discharge the Board’s duties and responsibilities properly and efficiently;

•	develop and recommend corporate governance guidelines;

•	oversee the evaluation of the Board and management; and

•

oversee, review with management and report to the Board on the Company’s environmental, social and governance (“ESG”) strategy, policies and practices in order to manage risk, lay a foundation for sustainable growth and effectively communicate ESG initiatives to stakeholders.

The full text of the Nominating and Corporate Governance Committee’s charter can be found on our website at www.investor.clearchannel.com.

DIRECTOR NOMINATING PROCEDURES

The Nominating and Corporate Governance Committee is responsible for identifying individuals qualified to become Board members, developing qualification standards and other criteria for selecting nominees and reviewing background information for candidates for the Board, including those recommended by stockholders. The Nominating and Corporate Governance Committee believes that all directors must, at a minimum, meet the criteria set forth in the Corporate Governance Guidelines, which specify, among other things, that the Board of the Company seeks members from diverse professional backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. The Board strives to nominate directors with a variety of complementary skills so that, as a group, the Board will possess the appropriate mix of experience, skills and expertise to oversee the Company’s businesses. Directors should: (i) have experience in positions with a high degree of responsibility; (ii) be leaders in the organizations with which they are affiliated; (iii) have the time, energy, interest and willingness to serve as a member of the Board; and (iv) be selected based upon contributions they can make to the Board and management. Our directors play a critical role in guiding our strategic direction and overseeing our management. The Nominating and Corporate Governance Committee evaluates each individual in the context of the Board as a whole, with the objective of recommending a group that can best perpetuate the success of our business and represent stockholder interests through the exercise of sound judgment using its

Notice and Proxy Statement 2021 9

diversity of experience. The Nominating and Corporate Governance Committee evaluates each incumbent director to determine whether he or she should be nominated to stand for re-election, based on the types of criteria outlined above as well as the director’s contributions to the Board during their current term.

The Nominating and Corporate Governance Committee will consider as potential nominees individuals properly recommended by stockholders. Recommendations concerning individuals proposed for consideration should be addressed to the Board, c/o Secretary, Clear Channel Outdoor Holdings, Inc., 4830 North Loop 1604W, Suite 111, San Antonio, Texas 78249. Each recommendation should include a personal biography of the suggested nominee, an indication of the background or experience that qualifies the person for consideration and a statement that the person has agreed to serve if nominated and elected. The Board evaluates candidates recommended by stockholders in the same manner in which it evaluates other nominees. Stockholders who themselves wish to effectively nominate a person for election to the Board, as contrasted with recommending a potential nominee to the Board for its consideration, are required to comply with the advance notice and other requirements set forth in our bylaws.

BOARD LEADERSHIP STRUCTURE

The Board exercises its discretion in combining or separating the position of chair and CEO as it deems appropriate in light of prevailing circumstances. Mr. Eccleshare currently serves as our CEO and Mr. Moreland currently serves as our independent Chair of the Board. The CEO is responsible for the strategic direction, day-to-day leadership and performance of the Company, while the Chair of the Board provides overall leadership to our Board. The leadership structure allows the CEO to focus on his operational responsibilities, while keeping a measure of independence between the oversight function of our Board and those operating decisions. Our Board believes that this leadership structure provides an appropriate allocation of roles and responsibilities and is in the best interests of stockholders at this time.

SELF-EVALUATION

Our Board conducts an annual self-evaluation process to determine whether the Board, its committees and the directors are functioning effectively. This includes survey materials as well as individual, private conversations between directors and the Chair, as needed, and a report to, and discussion of survey results with, the Nominating and Corporate Governance Committee and the full Board. The survey materials solicit feedback on organizational issues, business strategy and financial matters, board structure and meeting administration. The directors use discussions with the Chair and the Board to provide feedback, identify themes for the Board to consider, suggest specific action steps and review Board agendas. In addition, focus areas identified through the evaluation are incorporated into the Board’s agenda for the following year to monitor progress. Annually, the Nominating and Corporate Governance Committee reviews progress against focus areas identified in the self-evaluation. Each committee also conducts its own annual self-evaluation to assess the functioning of the committee and the effectiveness of the committee members, including the committee chair.

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RISK MANAGEMENT

Our Board has overall responsibility for the oversight of our enterprise risk management process, which is guided by the COSO Enterprise Risk Management Framework three lines of defense model, including operational management as the First Line of Defense, Compliance and Information Security as the Second Line of Defense, and Internal and External Audit as the Third Line of Defense. The Board encourages management to promote a corporate culture that incorporates risk management into our corporate strategy and day-to-day operations. Our risk management philosophy strives to:

•	timely identify the material risks that we face;

•	communicate necessary information with respect to material risks to senior management and, as appropriate, to the Board or relevant Board committee;

•	implement appropriate and responsive risk management strategies consistent with our risk profile; and

•	integrate risk management into our decision-making.

The Board has designated the Audit Committee to broadly oversee risk management in accordance with our Audit Committee Charter. Under the oversight of the Audit Committee, and with the support of the compliance function and the internal and external audit functions, we operate an enterprise-wide risk management governance framework that sets standards and provides guidance for the identification, assessment, monitoring and control of the most significant risks facing the Company and that have the potential to affect stockholder value, our customers and colleagues, the communities in which we operate and the safety and soundness of the Company. The Audit Committee reports to the Board regarding briefings provided by management and advisors, as well as the Audit Committee’s own analysis and conclusions regarding the adequacy of our risk management processes.

The Board also exercises its oversight with support from the Compensation Committee and the Nominating and Corporate Governance Committee, each of which has oversight responsibilities for risks that may fall within their area of responsibility and expertise. The Board receives independent reports from each committee at its meetings.

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The Board’s oversight of risk management requires close interaction between the full Board, each of the committees and executive management. The Company’s risk oversight framework and key areas of responsibility are illustrated below:

SUCCESSION PLANNING

At least annually, the Compensation Committee reviews the Company’s talent management and succession plan, including with respect to Chief Executive Officer and other executive positions. This includes the review and evaluation of development plans for potential successors to the Chief Executive Officer role and other key positions. Developing talent at all levels is a priority for the Company. We are focused on providing the Board with additional opportunities to interact with senior management, including providing informal feedback sessions where directors meet with groups of senior management below the executive level, which gives management unique access to the Board and also facilitates a deeper understanding of the organization by the Board. The Company also offers various talent development programs throughout the organization focused on building leadership and management skills, career development and other areas.

CORPORATE GOVERNANCE

Our corporate governance practices are established and monitored by the Board. The Board, with assistance from its Nominating and Corporate Governance Committee, periodically assesses our governance practices in light of legal requirements and governance best practices.

Our primary governing documents include:

•	Governance Guidelines

•	Board Committee Charters

○	Audit Committee Charter

○	Compensation Committee Charter

○	Nominating and Corporate Governance Committee Charter

•	Code of Business Conduct and Ethics

12 Notice and Proxy Statement 2021

These documents are available on our website at www.investor.clearchannel.com. We encourage our stockholders to read these documents, as we believe they illustrate our commitment to good governance practices. Certain key provisions of these documents are summarized below.

GOVERNANCE GUIDELINES

We operate under Governance Guidelines that set forth our corporate governance principles and practices on a variety of topics, including director qualifications, the responsibilities of the Board, independence requirements and the composition and functioning of the Board. Our Governance Guidelines are designed to maximize long-term stockholder value, align the interests of the Board and management with those of our stockholders and promote high ethical conduct among our directors. The Governance Guidelines include the following key practices to assist the Board in carrying out its responsibility for the business and affairs of Clear Channel Outdoor:

1.	Director Responsibilities
The basic responsibility of a director is to exercise his or her business judgment and act in what he or she reasonably believes to be in the best interests of Clear Channel Outdoor and its stockholders. Directors are expected to attend Board meetings and meetings of committees on which they serve, and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities.

2.	Self-Evaluation Process
The Board and each standing committee of the Board will conduct an annual self-evaluation to determine whether it and its committees are functioning effectively. The Nominating and Corporate Governance Committee is responsible for overseeing the self-evaluation process and for proposing any modification or alterations in Board or committee practices or procedures.

3.	Executive Sessions of Non-Management Directors
The non-management directors and/or the independent directors meet periodically in executive session without management participation.

4.	Board Access to Senior Management
Directors have complete access to Clear Channel Outdoor’s management, employees and its independent advisors and can initiate contact or meetings through the CEO or any other executive officer.

5.	Board Access to Independent Advisors
The Board and each Board committee have the power to retain independent legal, financial or other advisors as they may deem necessary, at our expense.

6.	Board Tenure
The Board believes that term limits on director service and a predetermined retirement age impose arbitrary restrictions on Board membership. Instead, the Board believes directors who, over a period of time, develop an insight into Clear Channel Outdoor and its operations provide an increasing contribution to Clear Channel Outdoor as a whole. The annual board performance evaluation is a primary determinant for Board tenure.

7.	Directors Who Change Their Current Job Responsibilities
A director who changes the nature of the job he or she held when he or she was elected to the Board shall promptly notify the Board of the change. This does not mean that such director should necessarily leave the Board. There should, however, be an opportunity for the Board to review the continued appropriateness of Board membership under these circumstances.

8.	Service on Multiple Boards
To enable the Board to assess a director’s effectiveness and any potential conflicts of interest, any director who serves on more than three other public company boards must advise the Chair in advance of accepting an invitation to serve as a member of another public company board.

9.	Management Development and Succession Planning
The Board or a committee of the Board will periodically consider management development and succession planning, including short-term succession planning for certain of Clear Channel Outdoor’s most senior management positions.

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BOARD COMMITTEE CHARTERS

Each standing committee of the Board operates under a written charter that has been adopted by the Board. We have three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The committee charters set forth the purpose, responsibilities of the respective committee and discuss matters such as committee membership requirements, number of meetings and the setting of meeting agendas. The charters are assessed at least every other year, or more frequently as the applicable committee may determine, and are updated as needed. More information on the committees, their respective roles and responsibilities and their charters can be found under “The Board of Directors and Corporate Governance—Committees of the Board.”

CODE OF BUSINESS CONDUCT AND ETHICS

Business Conduct and Ethics (the “Code of Conduct”) applies to all of our officers, directors and employees, including our principal executive officer, principal financial officer and principal accounting officer. Our Code of Conduct constitutes a “code of ethics” as defined by Item 406(b) of Regulation S-K. Our Code of Conduct is publicly available on our website at www.investor.clearchannel.com. We intend to satisfy the disclosure requirements of Item 5.05 of Form 8-K regarding any amendment to, or waiver from, a provision of the Code of Conduct that applies to our principal executive officer, principal financial officer or principal accounting officer and relates to any element of the definition of code of ethics set forth in Item 406(b) of Regulation S-K by posting such information on our website, www.investor.clearchannel.com.

STOCKHOLDER AND INTERESTED PARTY COMMUNICATION WITH THE BOARD

Stockholders and other interested parties may contact an individual director, the Chair, the Board as a group or a specified Board committee or group, including the non-management directors as a group, by sending regular mail to the following address:

Board of Directors

c/o Secretary

Clear Channel Outdoor Holdings, Inc.

4830 North Loop 1604W, Suite 111

San Antonio, Texas 78249

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Security Ownership of Certain Beneficial Owners and Management

Except as otherwise stated, the table below sets forth information concerning the beneficial ownership of Clear Channel Outdoor’s common stock as of March 9, 2021 for: (1) each director currently serving on our Board and each of the nominees for director; (2) each of our named executive officers; (3) our directors and executive officers as a group; and (4) each person known to Clear Channel Outdoor to beneficially own more than 5% of any class of Clear Channel Outdoor’s outstanding shares of common stock. At the close of business on March 9, 2021, there were 467,859,064 shares of Clear Channel Outdoor’s common stock outstanding. Except as otherwise noted, each stockholder has sole voting and investment power with respect to the shares beneficially owned.

Each share of Clear Channel Outdoor common stock is entitled to one vote on matters submitted to a vote of the stockholders. Each share of our common stock is entitled to share equally on a per share basis in any dividends and distributions by us.

Name and Address of Beneficial Owner(a)	Number of Shares of Common Stock	Percent of Common Stock(b)
Holders of More than 5%:
PIMCO(c)	104,258,819	22.4%
Ares Management(d)	36,999,772	7.9%
The Vanguard Group(e)	30,977,587	6.6%
Mason Capital Management LLC(f)	30,364,927	6.5%

Named Executive Officers, Executive Officers and Directors:
C. William Eccleshare(g)	2,418,253	*
Brian D. Coleman(h)	425,342	*
Scott R. Wells(i)	1,295,564	*
Lynn A. Feldman(j)	357,344	*
Jason A. Dilger(k)	136,532	*
John Dionne(l)	163,163	*
Lisa Hammitt(m)	115,369	*
Andrew Hobson(n)	315,369	*
Thomas King(o)	173,992	*
Joe Marchese(p)	186,963	*
W. Benjamin Moreland(q)	1,012,117	*
Mary Teresa Rainey(r)	115,369	*
Jinhy Yoon	—	—
All directors and executive officers as a group (13 individuals)(s)	6,715,377	*

*	Means less than 1%.

(a)	Unless otherwise indicated, the address for all beneficial owners is c/o Clear Channel Outdoor Holdings, Inc., 4830 North Loop 1604W, Suite 111, San Antonio, Texas 78249.

(b)	Percentage of ownership calculated in accordance with Rule 13d-3(d)(1) under the Securities Exchange Act.

(c)

As reported on a Schedule 13D/A filed on August 2, 2019. The shares of Clear Channel Outdoor’s common stock reported in the Schedule 13D/A may be deemed to be beneficially owned by one or more of the following persons: PIMCO Income Fund (the “Income Fund”), Global Investors Series plc (“Global Income Fund”) and Pacific Investment Management Company LLC (“PIMCO”). The address of the principal business office of PIMCO is 650 Newport Center Drive, Newport Beach, California 92660.

(d)

As reported on Schedule 13D/A filed on January 21, 2021, 36,999,772 shares of Clear Channel Outdoor’s common stock reported in the Schedule 13D/A may be deemed owned by one or more of the following persons: ASSF IV AIV B Holdings III, L.P., ASSF IV AIV B, L.P., ASSF Operating Manager IV, L.P., ASOF Holdings I, L.P., ASOF Investment Management LLC, Ares Management LLC, Ares Management Holdings L.P., Ares Holdco LLC, Ares Holdings Inc., Ares Management Corporation, Ares Voting LLC, Ares Management GP LLC and Ares Partners

Notice and Proxy Statement 2021 15

Holdco LLC. The business address of each reporting person is c/o Ares Management LLC, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.

(e)

As reported on a Schedule 13G/A filed with respect to Clear Channel Outdoor’s common stock on February 10, 2021. The shares of Clear Channel Outdoor’s common stock reported in the Schedule 13G/A may be deemed to be owned by one or more of The Vanguard Group, Inc. and its wholly owned subsidiaries, Vanguard Asset Management, Limited, Vanguard Fiduciary Trust Company, Vanguard Global Advisors, LLC, Vanguard Group (Ireland) Limited, Vanguard Investments Australia Ltd, Vanguard Investments Canada Inc., Vanguard Investments Hong Kong Limited and Vanguard Investments UK, Limited. The business address of each reporting person is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(f)

As reported on a Schedule 13G/A filed on February 9, 2021, 29,664,927 shares of Clear Channel Outdoor’s common stock reported in the Schedule 13G/A may be deemed to be owned by one or more of Mason Capital Management LLC, Kenneth M. Garschina and Michael E. Martino and 30,364,927 shares of Clear Channel Outdoor’s common stock reported in the Schedule 13G/A are owned by Mr. Martino. The business address of each reporting person is Mason Capital Management LLC, 110 East 59th Street, New York, New York 10022.

(g)

Represents 521,514 shares of common stock, vested stock options representing 1,549,854 shares of common stock and 346,885 unvested RSUs that will vest within 60 days of March 9, 2021 held by Mr. Eccleshare as of March 9, 2021.

(h)	Represents 102,678 shares of common stock, 104,602 shares of restricted stock and 218,062 unvested RSUs that will vest within 60 days of March 9, 2021 held by Mr. Coleman as of March 9, 2021.

(i)

Represents 374,793 shares of common stock, 325,896 shares of restricted stock, vested stock options representing 317,368 shares of common stock and 277,507 unvested RSUs that will vest within 60 days of March 9, 2021 held by Mr. Wells as of March 9, 2021.

(j)

Represents 82,262 shares of common stock, 107,021 shares of restricted stock, vested stock options representing 11,043 shares of common stock and 157,018 unvested RSUs that will vest within 60 days of March 9, 2021 held by Ms. Feldman as of March 9, 2021.

(k)

Represents 31,772 shares of common stock, 27,607 shares of restricted stock, vested stock options representing 35,416 shares of common stock and 41,737 unvested RSUs that will vest within 60 days of March 9, 2021 held by Mr. Dilger as of March 9, 2021.

(l)	Represents 163,163 shares of common stock held by Mr. Dionne as of March 9, 2021.

(m)	Represents 115,369 shares of common stock held by Ms. Hammitt as of March 9, 2021.

(n)	Represents 315,369 shares of common stock held by Mr. Hobson as of March 9, 2021.

(o)	Represents 161,937 shares of common stock and 12,055 unvested RSUs that will vest within 60 days of March 9, 2021 held by Mr. King as of March 9, 2021.

(p)	Represents 175,225 shares of common stock and 11,738 unvested RSUs that will vest within 60 days of March 9, 2021 held by Mr. Marchese as of March 9, 2021.

(q)	Represents 996,255 shares of common stock and 15,862 unvested RSUs that will vest within 60 days of March 9, 2021 held by Mr. Moreland as of March 9, 2021.

(r)	Represents 115,369 shares of common stock, held by Ms. Rainey as of March 9, 2021.

(s)

As of March 9, 2021, all of our directors and executive officers as a group were the beneficial owners of our common stock as follows: (1) 3,155,706 shares of common stock held by such persons; (2) 565,126 shares of restricted stock held by such persons, (3) vested stock options and stock options that will vest within 60 days after March 23, 2020, collectively representing 1,913,681 shares of common stock; and (4) 1,080,864 RSUs that will vest within 60 days after March 9, 2021.

16 Notice and Proxy Statement 2021

PROPOSAL 1: ELECTION OF DIRECTORS

The Board has nominated the persons listed as nominees below for election as directors at the annual meeting of stockholders. Mr. Eccleshare and Mses. Hammitt and Rainey are currently directors and are standing for re-election. The directors elected at the annual meeting will serve a two-year term or until his or her successor shall have been elected and qualified, subject to earlier death, resignation or removal. The directors are to be elected by a plurality of the votes cast at the annual meeting. Each nominee has indicated a willingness to serve as directors if elected. Should any nominee become unavailable for election, discretionary authority is conferred on the proxies to vote for a substitute. Management has no reason to believe that any nominee will be unable or unwilling to serve if elected.

Our directors, including our director nominees, are from diverse professional backgrounds and possess the relevant combination of experience, skills and qualifications that contribute to a well-functioning board that is equipped to oversee the Company’s business and represent stockholder interests through sound judgment and utilizing the group’s varied experience. The diversity of characteristics and expertise, skill and experience, that the Nominating and Corporate Governance Committee and the Board seek in the composition of the Board, as well as the individual experiences, skills and characteristics of our Board members are highlighted in the following charts and director qualifications matrix.

DIRECTOR EXPERIENCE AND CORE COMPENTENCIES

Accounting and Financial Reporting				6

Senior Executive Management					9

Business Development and Investments			5

Media Industry				6

Technology Executive	3

Advertising and Research			5

Banking and Financial Services	3

Risk Management				6

Accounting and Financial Reporting				6

Public Company Governance		4

International	3

Notice and Proxy Statement 2021 17

The following information, which is as of March 17, 2021, is furnished with respect to each of the nominees for election at our annual meeting and each of the other continuing members of our Board.

The Board recommends that you vote “FOR” the Class II director nominees named below. Properly submitted proxies will be so voted unless stockholders specify otherwise.

NOMINEES FOR DIRECTORS FOR TERMS EXPIRING IN 2023 (CLASS II)

Title: Chief Executive Officer, President and Director Age: 65 Board Committees: • None

C. William Eccleshare

Professional Experience:

Mr. Eccleshare has served as our Chief Executive Officer and President since the Separation. Prior thereto, Mr. Eccleshare served as the Chief Executive Officer—International division at each of iHeartMedia, iHeartMedia Capital I, LLC, iHeartCommunications and CCOH and was appointed to this position on March 2, 2015. Prior to such time, he served as Chief Executive Officer—Outdoor of iHeartMedia, iHeartCommunications and CCOH since January 24, 2012 and as Chief Executive Officer—Outdoor of iHeartMedia Capital I, LLC since April 26, 2013. Prior to January 24, 2012, he served as Chief Executive Officer—Clear Channel Outdoor—International of iHeartMedia and iHeartCommunications since February 17, 2011 and as Chief Executive Officer—International of the CCOH since September 1, 2009. Previously, he was Chairman and CEO of BBDO EMEA from 2005 to 2009. Prior thereto, he was Chairman and CEO of Young & Rubicam EMEA since 2002. Since 2016, Mr. Eccleshare has served as a director of Centaur Media PLC, an information, events and marketing company publicly traded in the U.K. Since 2017, he has served as a director of Britvic PLC, a soft drinks producer in the U.K. Mr. Eccleshare has an MA in History from Trinity College, University of Cambridge.

Qualifications:

Mr. Eccleshare was selected to serve as a director because of his extensive experience in the outdoor advertising business gained through the course of his career, as well as his insight into the Company.

Title: Director Age: 58 Board Committees: • Compensation • Nominating and Corporate Governance

Lisa Hammitt

Professional Experience:

Ms. Hammitt has served as the Executive Vice President, Artificial Intelligence and Chief Technology Officer at Davidson Technologies since 2020. Prior to joining Davidson Technologies, Ms. Hammitt served as the Global Vice President, Data and Artificial Intelligence at VISA Inc., a credit card processing and data services company from 2017 to 2020. Ms. Hammitt served as the Chief Executive Officer and Founder of Beseeq, Inc., an artificial intelligence-driven advertising start-up, from September 2016 through December 2017. Ms. Hammitt served as Vice President of Cloud Marketplace and SaaS at IBM, a computer hardware, software and service company, from June 2015 through August 2016. Prior to IBM, Ms. Hammitt was a Vice President of Business Operations for Salesforce Community Cloud, a SaaS services Company, from August 2012 through May 2015. Before Salesforce, she headed mergers and acquisitions in Information Management and Cloud Computing at IBM and HP. Ms. Hammitt serves as a board member of Quantum Thought and Glassbox. She also holds board advisor and advisor seats at Sumo Logic and Brighton Park Capital. Ms. Hammitt received BA from UC Berkeley in French and Economics, completed graduate course work in Artificial Intelligence at Stanford University and received executive education at Harvard Business School.

Qualifications:

Ms. Hammitt was selected to serve as a director because of her background in artificial intelligence and advertising

18 Notice and Proxy Statement 2021

Title: Director Age: 65 Board Committees: • Audit • Nominating and Corporate Governance

Mary Teresa Rainey

Professional Experience:

Ms. Rainey OBE was founder of Rainey, Kelly Campbell Roalfe/Y&R, a major UK advertising agency, which is now part of the WPP group, and served as CEO of Rainey, Kelly Campbell Roalfe/Y&R from 1993 to 2003 and Chair from 2003 to 2005. She was also an early investor in and Executive Chair of Th_nk Ltd, a digital strategy agency, from 2006 until 2016. Prior to that, she spent 8 years in the U.S. with Chiat/Day Advertising as SVP Director of Planning. Ms. Rainey currently serves as a Non-Executive Board Director and member of the Audit, Compensation and Governance committees of Hays plc, an international recruitment company publicly traded in the U.K. She is also an investor in Charlotte Street Partners, a UK based public affairs consulting company. Between 2015-2017, Ms. Rainey served as a board director and member of the compensation committee of Pinewood Studios, a UK publicly traded international film studio, and from 2012-2018 she was Vice Chair of Channel 4 Television, a major U.K. broadcaster, where she also served on both the Audit and Ethics committees. Ms. Rainey is a MA Hons graduate of Glasgow University.

Qualifications:

Ms. Rainey was selected to serve as a director for her various executive and entrepreneurial experiences, her reputation as an internationally respected advertising leader, her extensive experience in the advertising industry and her board level experience in various listed companies.

DIRECTORS WHOSE TERMS WILL EXPIRE IN 2022 (CLASS III)

Title: Director Age: 60 Board Committees: • Compensation

Thomas C. King

Professional Experience:

Mr. King has served as an Operating Partner at Atlas Merchant Capital, a private equity fund, since November 2018. From December 2009 through March 2016, Mr. King held several senior roles at Barclays, an investment banking firm, including serving as Chief Executive Officer of Investment Banking and Chairman of the Investment Banking Executive Committee. Mr. King was also a member of the Barclays Group Executive Committee which oversees all of the Barclays plc businesses. Mr. King served as a director of Leerink Partners until its sale in January 2019. Since December 2018, Mr. King has also served on the board of directors of Panmure Gordon, a British corporate and institutional investment bank. Mr. King has served as a director of Concord Acquisition Corp. since March 2020, and as director of Radius Global Infrastructure, Inc. since November 2020. He holds a BA in Economics from Bowdoin College and an MBA in finance from University of Pennsylvania—The Wharton School.

Qualifications:

Mr. King was selected to serve as a director because of his experience in investment banking and knowledge of the financial markets.

Notice and Proxy Statement 2021 19

Title: Chair Age: 57 Board Committees: • None

W. Benjamin Moreland

Professional Experience:

Mr. Moreland is a private investor and retired CEO of Crown Castle International Corp. (NYSE: CCI), a provider of wireless infrastructure in the U.S., where he remains a member of the board of directors. Prior to his retirement, Mr. Moreland served as Executive Vice Chairman from June 2016 through December 2017, and was President and Chief Executive Officer from July 2008 through May 2016. From 2000 through 2008, Mr. Moreland was Chief Financial Officer. Mr. Moreland joined Crown Castle in 1999, after 15 years with Chase Manhattan Bank and predecessor banks, primarily in corporate finance and real estate investment banking. Mr. Moreland is a former board member and Chairman of the Board of WIA-The Wireless Infrastructure Association and former member of the Executive Board of the National Association of Real Estate Investment Trusts (NAREIT). He also served on the board of directors of Calpine Corporation (NYSE: CPN) from 2009 until its privatization in March 2018, and Monogram Residential Trust (NYSE: MORE) from 2016 until its privatization in September 2017. Mr. Moreland is also a former member of the executive board of the Greater Houston Partnership. Mr. Moreland serves as a director on the board of directors of Houston Methodist Hospital. He holds a BBA from The University of Texas at Austin and an MBA from The University of Houston.

Qualifications:

Mr. Moreland was selected to serve as a director for his varied executive experience, financial and transactional acumen and strategic insight.

Title: Director Age: 49 Board Committees: • None

Jinhy Yoon

Professional Experience:

Ms. Yoon is an Executive Vice President and Credit Analyst at PIMCO, an investment manager, covering technology, media and telecom companies. Prior to joining PIMCO in 2010, she was an equity research analyst at J.P. Morgan Securities in San Francisco, focusing on the semiconductor capital equipment sector. Previously, Ms. Yoon covered integrated oil companies and independent refiners as an equity analyst at Bear Stearns and was a corporate attorney with Simpson Thacher & Bartlett in New York. She holds a J.D. from Columbia University School of Law and a Bachelor of Business Administration degree from the University of Notre Dame. She is also a retired Certified Public Accountant (CPA) with two years of public accounting experience.

Qualifications:

Ms. Yoon was selected to serve as a director because of her extensive investment experience, as well as her accounting and legal background.

20 Notice and Proxy Statement 2021

DIRECTORS WHOSE TERMS WILL EXPIRE IN 2023 (CLASS I)

Title: Director Age: 57 Board Committees: • Audit • Nominating and Corporate Governance

John Dionne

Professional Experience:

Mr. Dionne has served a Senior Advisor to the Blackstone Group L.P., an investment firm, since July 2013 and a Senior Lecturer in the Finance Unit at the Harvard Business School since January 2014. He is also a director of Cengage Learning Holdings II, Inc., Momentive Performance Materials and Pelmorex Corp. Until he retired from his position as a Senior Managing Director of Blackstone in 2013, Mr. Dionne was most recently Global Head of its Private Equity Business Development and Investor Relations Groups and served as a member of Blackstone’s Private Equity and Valuation Committees. Mr. Dionne originally joined Blackstone in 2004 as the Founder and Chief Investment Officer of the Blackstone Distressed Securities Fund. Mr. Dionne began his career with Price Waterhouse and holds an M.B.A. from the Harvard Business School and a BS degree in Accounting, Economics and Finance from The University of Scranton.

Qualifications:

Mr. Dionne was selected to serve as a director because of his significant financial experience.

Title: Director Age: 59 Board Committees: • Audit

Andrew Hobson

Professional Experience:

Mr. Hobson has served as Partner and Chief Financial Officer at Innovatus Capital Partners, LLC, a private investment firm, since January 2016. From 1994 to 2015, Mr. Hobson served in various roles at Univision Communications Inc., a media company, including Senior Executive Vice President and Chief Financial Officer from October 2007 through February 2015, during which time he was responsible for all financial aspects of the company. Prior to his employment at Univision, Mr. Hobson served as a Principal at Chartwell Partners LLC from 1990 to 1994. Mr. Hobson has served as chairman of the board of directors of Cumulus Media, Inc. since June 2018. Mr. Hobson holds a B.S.E. in both Finance and Accounting, magna cum laude, from University of Pennsylvania – The Wharton School.

Qualifications:

Mr. Hobson was selected to serve as a director because of his extensive experience in the media industry and background in finance and accounting.

Notice and Proxy Statement 2021 21

Title: Director Age: 39 Board Committees: • Compensation • Nominating and Corporate Governance

Joe Marchese

Professional Experience:

Mr. Marchese has served as the chief executive officer of Attention Capital, a media and technology holding company, since August 2019, and is the co-founder and chairman of Human Ventures Co. as well as the partner/co-Founder of Casa Komos Beverage Group. From 2015 to 2019, he served as President of Advertising Revenue for Fox Networks Group, a television broadcasting company, a role in which he oversees advertising sales, research and innovation for FOX Broadcast, FOX Sports, FS1, FX, FXX and National Geographic. Mr. Marchese was previously co-founder and CEO of true[X], an ad engagement technology company, from May 2013 until it was acquired by 21st Century Fox in February 2015. Prior to co-founding true[X], Mr. Marchese has spent time as a media executive, management consultant and multiple time entrepreneur. In 2016, Mr. Marchese was inducted into the American Advertising Federation’s Advertising Hall of Achievement. Since February 2020, Joe has served as a director of Cox Media Group. He graduated from Bentley University in Waltham, Massachusetts with a bachelor’s degree in Economics and Finance.

Qualifications:

Mr. Marchese was selected to serve as a director because of his extensive experience in the advertising industry.

22 Notice and Proxy Statement 2021

A Message from our Compensation Committee

The Compensation Committee of the Board of Directors oversees Clear Channel Outdoor Holdings, Inc.’s executive compensation philosophy and reviews and approves compensation for our named executive officers (NEOs). While Clear Channel Outdoor management and our independent compensation consultant provide input, it is the sole responsibility of the Compensation Committee to approve our executive compensation philosophy, plans, policies and programs.

The significant events of 2020 resulted in a myriad of unforeseen challenges for Clear Channel Outdoor’s employees, customers, audiences, and the communities in which we operate. Even as we write this message today, the full impact of the devastating COVID-19 pandemic is still unknown. While our business performance was negatively impacted by COVID-19, our senior leadership team displayed exceptional performance throughout 2020 in managing the Company in the face of the pandemic, efficiently transitioning the majority of our employees to a work-from-home environment and pivoting safely back to return-to-office, where possible. In fact, the team took decisive actions to strengthen our current and future market position, including:

•   Executed targeted cost reduction and rightsizing efforts to restructure and align operations with market conditions;

•   Strengthened relationships with customers through elevated collaborations demonstrating our ability to capture audiences on the move;

•   Invested in the right technologies to strengthen our competitive offering and the power of our assets;

•   Continued site lease contract renegotiations which generated rent abatements of $28 million in Q4 and $78 million for the full year;

•   Continued to win significant new contracts such as the largest US concession in NY/NJ and major wins in Europe including Madrid, Rome and Hammerson Malls and Leicester in the UK;

•   Expanded our data analytics, digital platform capabilities and strategic RADAR partnerships;

•   Divested China operations and further enhanced liquidity and capital structure flexibility; by

○   Issuing $375M of 6.625% Senior Secured Notes through our wholly owned indirect subsidiary Clear Channel International B.V.;

○   Making a cautionary draw of $150M in March under our Revolving Credit Facility; and

○   Amending the Revolving Credit Facility in June to provide covenant flexibility through a waiver of the springing First Lein Leverage Ratio;

•   Completed the Separation from and terminating the Transition Services Agreement with iHeartMedia; and

•   Positioned to emerge from the pandemic a stronger and more flexible company

The compensation determinations for our NEOs in 2020 were based in part on these proactive actions, and in part by the negative impact of COVID-19 on our financial performance. The Compensation Committee, in conjunction with our independent compensation consultant, decided not to adjust the financial goals under our annual incentive plan, which resulted in below “threshold” level performance on these metrics. In fact, the only payouts under our annual plan were attributable to the over-achievement of individual performance objectives during the year. Further, as a cost saving measure all Clear Channel Outdoor NEOs agreed to forego a portion of their base salary during 2020.

We also continued to evaluate and evolve our compensation and governance practices as a stand-alone, independent public company to support the objectives of the business, align with our compensation philosophy and prevailing market practices, and provide incentive to deliver key financial metrics that are explicitly linked with stockholder value creation. We awarded long-term incentive awards in October 2020 with half of the grant tied to aggressive relative total shareholder return goals – requiring 60th percentile performance just to receive a “target” payout. We also recently implemented a new “clawback” policy that applies to both cash and equity-based incentives.

Notice and Proxy Statement 2021 23

More details are provided on the following pages, and we look forward to getting stockholder feedback in the near future. Thank you for your continued engagement.

Thomas C. King

Compensation Committee

Thomas C. King (Chair)

Lisa Hammitt

Joe Marchese

24 Notice and Proxy Statement 2021

Compensation Discussion and Analysis

Clear Channel Outdoor Holdings, Inc. (“Clear Channel Outdoor,” the “Company,” “we” or “us”), a Delaware corporation, is one of the world’s largest outdoor advertising companies, providing clients with advertising opportunities through billboards, street furniture displays, transit displays and other out-of-home advertising displays. Through our extensive display inventory and technology-based enhancements, we have the ability to deliver innovative, effective marketing campaigns for advertising partners globally.

We are focused on building the leadership position of our diverse global assets and maximizing our financial performance while serving our local communities. We intend to continue to execute upon our long-standing outdoor advertising strategies, while closely managing expenses and focusing on achieving operating efficiencies throughout our businesses.

Our Named Executive Officers (NEOs)

For 2020, our named executive officers (“NEOs”) were:

Named Executive Officer	Title
C. William Eccleshare	President and Chief Executive Officer of Clear Channel Outdoor
Brian D. Coleman	Executive Vice President and Chief Financial Officer of Clear Channel Outdoor
Scott R. Wells	Executive Vice President and Chief Executive Officer of the Americas division (CCOA)
Lynn A. Feldman	Executive Vice President, General Counsel and Corporate Secretary of Clear Channel Outdoor
Jason A. Dilger	Senior Vice President and Chief Accounting Officer of Clear Channel Outdoor

Impact of COVID-19

2020 was a year largely defined by the COVID-19 pandemic, which had significant impacts on our employees, customers and the broader global economy. COVID-19 resulted in volatile economic conditions, business disruptions across the globe and reductions in consumer spending. COVID-19’s extensive impact on the overall economy and on the global advertising market in particular had a significant adverse impact on our business in 2020. Starting in March 2020, we observed lock-downs limiting the behavior and movement of consumers and target audiences, which caused a significant decrease in out-of-home audience metrics indicating a reduction in consumer advertising display engagement; a sharp decline in customer bookings as customers deferred advertising buying decisions and reduced marketing spend; an unprecedented level of requests to defer, revise or cancel sales contracts as customers sought to conserve cash; and customers forced to close their businesses temporarily or permanently.

In response to COVID-19, we implemented significant changes that we determined were in the best interest of our employees and the communities in which we operate and which comply with government regulations. This included transitioning the vast majority of employees to work-from-home for a large portion of 2020, while implementing additional safety measures for employees continuing critical on-site work. In recent months, we have started to execute on our phased Return-to-Office plan on an office-by-office basis, ensuring compliance with applicable regulations as well as guidance issued by the CDC.

Since the onset of the pandemic, we took certain cost savings measures, including temporary reductions in salary. As a cost saving measure, for the period of April 1 – June 30, 2020, all Clear Channel Outdoor NEOs agreed to take a temporary reduction in base salary as further described below.

Our results of operations for 2020 were negatively impacted by COVID-19 largely due to customers deferring buying decisions and reducing marketing spend, and the Adjusted EBITDA thresholds under our Annual Incentive Plan were not met. As a result, no portion of the seventy percent (70%) of the annual incentive payout attributable to meeting the Adjusted EBITDA thresholds was paid for 2020. We did recognize the extraordinary effort and achievements of the NEOs throughout the year in maintaining and driving the business through the pandemic as part of considering each NEO’s performance against the portion of the annual incentive payout attributable to their individual goals. For 2020, we set individual performance goals for each NEO in early 2020 and supplemented those goals mid-year with additional individual goals intended to address the unique challenges presented to us by the pandemic. After consideration of each NEO’s performance against both their original and supplemental individual goals, we recognized over-achievement against their individual performance objectives with above-target payouts of the portion of their annual incentive payouts that are based on individual target opportunities. The 0% payout for the

Notice and Proxy Statement 2021 25

financial portion of the annual incentive payout combined with the above-target payout for the individual performance portion resulted in a total payout of less than 50% of total target annual incentive payment for all NEOs.

Our Executive Compensation Philosophy

To ensure our leaders are driven to deliver sustained business results and achieve our financial, operational and strategic objectives, our executive compensation program is designed to link business priorities with performance. We also believe it is important to strongly align our executives’ interests with those of our stockholders by emphasizing variable pay, with a specific focus on achieving Company results that drive shareholder returns.

Our executive compensation programs are based on a pay-for-performance philosophy and are designed to:

•  Attract, motivate and retain talented executives who have the skills to drive our continued profitability, growth and success;

•  Align the interests of our executives with those of our stockholders;

•  Reward executives for sustained business results that drive stockholder value (pay-for-performance); and

•  Balance “best practices” in executive compensation design, local market practice and Company strategy.

SUMMARY OF OUR 2020 DECISIONS

The Compensation Committee makes decisions regarding our NEOs’ total compensation (base salary, annual bonus objectives, opportunities and payments and annual equity grants) in connection with our annual performance review process. The information below summarizes these decisions for 2020. Based on market data provided by our independent compensation consultant, after making certain adjustments and compensation related decisions as described below, in aggregate our NEOs total compensation is positioned approximately at the market median.

Factors that Guided Total Compensation Decisions

•  Our executive compensation philosophy

•  Degree of achievement of key strategic financial and operational goals for 2020 (for annual incentive award payments made in early 2021 and equity grant decisions)

•  Recommendations of our CEO (other than with respect to his own compensation)

•  Advice of an independent compensation consultant

•  Market pay practices

•  Historical Clear Channel Outdoor compensation

•  The impact of the COVID-19 pandemic on our employees, business and industry

26 Notice and Proxy Statement 2021

Key 2020 Compensation Decisions See page 32 for more information

Base Salary Decisions

Effective February 4, 2020, Ms. Feldman received a base salary increase of 20%, which was applied retroactively to January 1, 2020, to move her salary toward the 50th percentile of our peer group and to reflect her strong performance in her role. Ms. Feldman’s increase was contingent upon her agreeing to extend the term of her employment contract.

Further, as a cost saving measure, for the period of April 1 – June 30, 2020, all Clear Channel Outdoor NEOs agreed to take a temporary reduction in base salary

•  Messrs. Eccleshare and Wells agreed to forego 30% of their base salary for this time period

•  Messrs. Coleman and Dilger and Ms. Feldman agreed to forego 20% of their base salary for this time period

2015 Executive Incentive Plan (Annual Incentive Plan) Decisions

As a result of below threshold business performance across both the Americas and Europe business units, our NEOs received a 0% payout for the portion of their annual incentive payouts attributable to Company Adjusted EBITDA target (equal to 70% of total target annual incentive payout). This was offset by the extraordinary effort and achievements throughout the year related to maintaining and driving the business through the pandemic and the over-achievement of the individual performance objectives approved in early 2020 and supplemented in mid-2020. As a result, our NEOs each earned total annual incentive payouts equal to 45% of their individual target opportunities, paid in March 2021.

Equity Grant Decisions

On October 20, 2020, Messrs. Eccleshare, Wells, Coleman and Dilger and Ms. Feldman received equity grants with a fair market value ranging from $193,204 to $1,449,029. The value received factored the named executive officer’s performance during their tenure at Clear Channel Outdoor, including during the prior year, their long-term potential, retention considerations, the value of certain equity grants made in prior years and market practices for comparable positions. With this grant, we are continuing to move closer to market median grant values for each individual’s position.

The October 20, 2020 equity grants consisted of 50% restricted stock units and 50% performance stock units. The restricted stock units vest in three equal installments on April 1 of 2021, 2022 and 2023. The performance stock units are earned based on Relative Total Shareholder Return (TSR) achievement against the S&P 600 Index for the period from October 1, 2020 through March 31, 2023. These October 2020 grants vest over 2.5 years to align with the vesting schedules of future annual grants, which we anticipate will take place during the first half of each year, and will vest over three years.

New Executive Stock Ownership Guidelines

Effective January 1, 2020, we implemented a formal stock ownership guideline policy for select senior executives. Stock ownership requirements are based on a multiple of base salary for our NEOs and other highly compensated executives with a base salary of at least $500,000. The requirement for NEOs will be 5x base salary for Mr. Eccleshare, 3x base salary for Messrs. Wells and Coleman and Ms. Feldman, and 1x base salary for Mr. Dilger. Executives will have five years from January 1, 2020 to become compliant.

Notice and Proxy Statement 2021 27

SUPPORTING OUR PAY-FOR-PERFORMANCE PHILOSOPHY

In support of our pay-for-performance philosophy and achievement of strong Company results, the majority of the total compensation opportunity that our President and CEO and other NEOs receive is “at-risk” and dependent upon future performance.

Consistent with Clear Channel Outdoor’s overall executive compensation philosophy, NEOs are rewarded for their strong leadership and individual performance, while providing them with equity incentives to ensure alignment of their interests with those of our stockholders. For Mr. Eccleshare, approximately 79% of his annualized total direct compensation opportunity (base salary, target annual incentive award and the annualized value of recent equity grants) is at-risk, as shown below. This is aligned with our media industry peers. On average, the annualized total direct compensation “at risk” for our NEOs other than Mr. Eccleshare is approximately 66%.

The majority of annualized total direct compensation for our NEOs — approximately 79% for our President and CEO and on average 66% for our other NEOs — is “at-risk” based on the achievement of specific performance goals and stock price performance.

CEO	Other NEOs (average)

[1]

Long-term incentives are presented on an “annualized” basis, which better reflects our intended targeted 2020 compensation mix. These annualized values reflect the sum of the full grant date fair value of October 20, 2020 grants, which were annual grants, plus the value of May 22, 2019 and June 3, 2019 grants, which were one-time grants, spread over four and three years, respectively.

ALIGNING PAY WITH PERFORMANCE

We emphasize variable pay rather than fixed pay, with target opportunities based on market practices and payments based on performance. The structure of our executive compensation program ensures that as an executive’s scope of responsibility increases, a greater portion of his or her compensation comes from performance-based pay. For 2020, the at-risk components of our ongoing executive compensation program were designed as follows:

Element	Objective	Time Horizon	Metrics	Cash or Equity
Annual Incentive Plan (Short-term)	Reward achievement of annual Company, business unit and/or individual performance goals	1 year	70% based on achievement of Plan Adjusted EBITDA[2] 30% based on other qualitative individual performance objectives	Cash
Restricted Stock Units (RSUs) (Long-term)	Promote executive retention Reinforce ownership in the Company	3 years[1]	Stock price appreciation and continued employment	Equity
Performance Stock Units (PSUs) (Long-term)	Reward long-term shareholder value creation Emphasizes long-term view	3 years[1]	Relative Total Shareholder Return (TSR) performance	Equity

[1]	Due to the timing of the 2020 annual grant, the time horizon for the vesting of the October 20, 2020 equity awards was 2.5 years.

[2]

Plan Adjusted EBITDA is defined as revenue less direct operating expenses and selling, general and administrative expenses, excluding restructuring and other costs, which are defined as costs associated with cost-saving initiatives such as severance, consulting and termination costs and other special costs; excluding bonus expenses.

28 Notice and Proxy Statement 2021

COMPENSATION FACTORS AND GOVERNANCE

The Compensation Committee applies a number of governance features related to executive compensation, which are summarized below. We believe that these mechanisms help to assure the alignment of executive and stockholder interests.

What We Do	What We Don’t Do

✓  Deliver a significant portion of executive compensation through performance-based at-risk pay

✓  Maintain a peer group for benchmarking pay

✓  Set challenging short- and long-term incentive objectives

✓  Provide strong oversight to monitor our equity share usage and avoid excessive levels of dilution

✓  Require stock ownership by executives, with minimum ownership levels defined by role

✓  Have double-trigger change-in-control arrangements

✓  Conduct an annual risk assessment to mitigate any compensation program-related risk having a material adverse effect on the Company

✓  Offer market-competitive benefits for executives that are generally consistent with the benefits provided to the rest of our employees

✓  Consult with an independent consultant on compensation levels and practices

✓  Require reimbursement or forfeiture of any excess incentive compensation in the case of an accounting restatement resulting from fraud or misconduct

×   No across-the-board base salary increases

×   No guaranteed bonus payments

×   No hedging or pledging of equity

×   No re-pricing of stock options

×   No tax gross ups upon a change of control

×   No excessive perquisites

×   No supplemental executive retirement plans

STOCKHOLDER INPUT ON EXECUTIVE COMPENSATION

We value the opinions of our stockholders and we welcome input on our executive compensation program. In evaluating the design of our executive compensation and the compensation decisions for each of our NEOs, the Compensation Committee considers stockholder input including investor feedback asking about the alignment between executive compensation and stockholder returns. Based on the fact that half of the annual equity grant awarded to our NEOs is tied to relative TSR, we believe that we had addressed that feedback prior to its receipt.

We also consider the advisory “say-on-pay” vote in evaluating the design of our executive compensation and the compensation decisions for each of the NEOs. In May 2020, Clear Channel Outdoor held a stockholder advisory vote on the compensation of Clear Channel Outdoor’s NEOs. More than 82% of the votes cast approved the compensation of Clear Channel Outdoor’s NEOs. At our annual meeting of stockholders held on May 26, 2017, our stockholders recommended, and the Board determined, that the stockholder vote on the compensation of our NEOs would occur every three years. Our Board has determined, however, to change the frequency of the “say-on-pay” votes to occur every year, in order to allow us to obtain stockholder input on our executive compensation program on a more regular basis. Accordingly, a say-on-pay advisory vote will be held at the annual meeting this year, and we intend to hold a say-on-pay advisory vote at our annual meeting of stockholders in 2022 and 2023. We expect our next vote on the frequency of say-on-pay votes to occur at our annual meeting of stockholders in 2023.

ROLE OF THE COMPENSATION COMMITTEE

The Compensation Committee of the Board of Directors administers the executive compensation program for all NEOs, as well as other executives within the Company. While Clear Channel Outdoor management provides input,

Notice and Proxy Statement 2021 29

it is the responsibility of the Compensation Committee to evaluate and approve our executive compensation philosophy, plans, policies and programs.

The following table outlines the process the Compensation Committee follows to ensure the total compensation for our NEOs is competitive, appropriately tied to performance and does not promote undue risk taking.

STEP 1: Input on Compensation		STEP 2: Compensation Committee Decisions		STEP 3: Compensation Committee Oversight

In October of each year, management, including the Chief Executive Officer, provides recommendations to the Compensation Committee on the compensation of the NEOs. The Chief Executive Officer does not make recommendations on his own pay.

These recommendations take into consideration the competitive market pay data provided by the Board’s independent consultant, as well as an evaluation of the NEO’s role, contributions and performance in achieving Company performance and long-term potential.

(See more below on the Board’s independent compensation consultant.)

»

The Compensation Committee considers these recommendations together with the input of our independent compensation consultant. Subsequently, the Compensation Committee determines the NEOs’ compensation, ensuring that it is aligned with our compensation philosophy.

All aspects of the Chief Executive Officer’s compensation are determined solely by the Compensation Committee, with input from the independent compensation consultant.

»

For the coming year, the Compensation Committee will review and approve:

•  Objectives for each named executive officer

•  Variable pay target opportunities for annual incentive awards

•  Performance metrics for the annual incentive award

Subsequently, each year in the spring, the Compensation Committee will review and approve long-term equity incentive grants and related performance metrics.

The Compensation Committee ensures that performance metrics are consistent with the financial, operational and strategic goals set by the Board, the performance goals are sufficiently ambitious and that amounts paid (when target performance levels are achieved) are consistent with our executive compensation philosophy.

ROLE OF THE INDEPENDENT COMPENSATION CONSULTANT

Though the Compensation Committee has ultimate responsibility for compensation-related decisions, we retain Willis as an independent consultant on executive compensation matters. Willis provides market analyses and recommendations that inform the Compensation Committee’s decisions, shares updates on market trends and the regulatory environment as it relates to executive compensation, reviews various executive compensation proposals presented by management to the Compensation Committee and works with the Compensation Committee to validate and strengthen the pay-for-performance relationship and alignment with stockholders.

Pursuant to the rules of the SEC, the Compensation Committee has reviewed the SEC’s independence factors for compensation advisers and concluded that no conflict of interest exists that would prevent Willis from independently representing the Compensation Committee.

30 Notice and Proxy Statement 2021

ROLE OF THE EXECUTIVE COMPENSATION PEER GROUP

To help ensure we provide our NEOs with fair and market-competitive compensation and to support retention of our key leaders, we annually review the compensation we offer our executives against executives within our peer group of companies. In 2020 we worked with our independent compensation consultant Willis to update our peer group. Our peer group review consisted of a multi-dimensional analysis whereby we selected companies determined to be:

Clear Channel Outdoor’s revenues are positioned near the 50th percentile of our peer group. We generally target total compensation packages for NEOs to reflect the 50th percentile of our peer group of companies when financial and operational goals are achieved.

•	Similar in size (primarily revenue - generally 0.5x - 2.5x that of Clear Channel, as well as market capitalization) and complexity to Clear Channel Outdoor

•	In the media or similar industry, including broadcasting, outdoor advertising, marketing/advertising and publishing

•	In competition with Clear Channel Outdoor for executive talent

In 2020, two peers (Tribune Media and New Media Investment) were removed due to merger/acquisition.

Our peer group will be regularly reviewed by the Compensation Committee with consideration given to our strategy and the advice of our independent compensation consultant. The Compensation Committee approved the following peer group for 2020:

2020 Executive Compensation Peer Group

AMC Networks, Inc. Entercom Communications Corp. Gannett Co., Inc. Gray Television, Inc. Lamar Advertising Company	MDC Partners, Inc. Meredith Corporation Nexstar Media Group, Inc. Nielsen Holdings plc Outfront Media, Inc.	Quad/Graphics, Inc. Sinclair Broadcast Group, Inc. Sirius XM Holdings, Inc. TEGNA, Inc. The New York Times Company

RELATIONSHIP OF COMPENSATION POLICIES AND PROGRAMS TO RISK MANAGEMENT

In consultation with the Compensation Committee, management conducted an assessment of whether our compensation policies and practices encourage excessive or inappropriate risk taking by employees, including employees other than our NEOs. The assessment analyzed the risk characteristics of our business and the design and structure of our incentive plans and policies.

Although a significant portion of our executive compensation program is performance-based, the Compensation Committee has focused on aligning our compensation policies with the long-term interests of Clear Channel Outdoor and avoiding rewards or incentive structures that could create unnecessary risks.

Management reported its findings to the Compensation Committee, which agreed with management’s assessment that our plans and policies do not encourage excessive or inappropriate risk taking and determined such policies or practices are not reasonably likely to have a material adverse effect on our business.

Notice and Proxy Statement 2021 31

ELEMENTS OF THE EXECUTIVE COMPENSATION PROGRAM

CCOH’s executive compensation consists of fixed pay and variable pay, including cash and non-cash components. The chart below summarizes the various elements of CCOH’s executive compensation and their purpose:

Element	Objective	Type of Compensation	Key Features
Base Salary	Provide competitive fixed pay that is tied to the market and allows us to attract, retain and motivate executives within the media industry and broader market	Cash	• Reflects individual skills, experience, responsibilities and performance over time • Provides a stable and reliable source of income
Short-Term Incentive — Annual Incentive Plan	Encourage focus on performance that achieves specific short-term goals	Cash	• Performance-based reward tied to achievement of short-term (annual) corporate, business unit and/or individual performance goals • Pays only if threshold performance levels or above are met
Long-Term Incentive — Restricted Stock Units (RSUs)	Promote executive retention over the long-term and align compensation over a multi-year period directly with the interests of stockholders	Equity	• Aligns executive and stockholder interests • Promotes retention and enhances executive stock ownership • Links value to stock price
Long-Term Incentive — Performance Stock Units (PSUs)	Reward long-term stockholder value creation and emphasize a long-term view	Equity

•   Performance-based rewards tied to achievement of long-term Total Shareholder Return (TSR) goals

•   Vests only if threshold performance levels or above are met

•   Aligns executive and stockholder interests

•   Links value to stock price and emphasizes relative outperformance of shareholder returns

Other Benefits	Provide programs for employees to pursue physical and financial wellbeing through retirement and health and welfare benefits	Benefit

•   401(k) retirement plan available to all employees

•   Broad-based benefits available to all employees

•   Private medical insurance and contributions to a private pension plan for Mr. Eccleshare, who is a citizen of the United Kingdom

•   Limited perquisites

Severance Agreements	Protects the Company and NEOs from certain termination events	Benefit

•   Facilitates an orderly transition in the event of management changes

•   Helps ensure NEOs remain focused on creating sustainable performance in case of personal uncertainties or risk of job loss

•   Provides confidentiality, non-compete and non-solicit protections

ANALYSIS OF 2020 COMPENSATION DECISIONS

All compensation decisions for 2020 for Clear Channel Outdoor’s NEOs were made by the Compensation Committee. Prior to 2019, compensation decisions for many of our NEOs, including our former CEO, were determined

32 Notice and Proxy Statement 2021

by the Compensation Committee of our former parent company, iHeartMedia. None of our former CEO’s regular compensation was allocated to Clear Channel and was therefore not disclosed in our Proxy statements. The only amounts which were included in the Summary Compensation Table for our former CEO were amounts paid as accrued dividends on CCO stock. Therefore, any analyses related to our CEO compensation which includes data prior to 2019 is not indicative of our actual CEO compensation practices.

Base Salary

We establish base salaries for NEOs that reflect each executive’s experience, expertise and the complexity of their role, as well as current competitive compensation data. The Compensation Committee reviews base salaries of our NEOs annually, and approves increases considering factors such as performance and market competitiveness.

2020 Base Salary Decisions

Effective February 4, 2020, Ms. Feldman received a base salary increase of 20%, which was applied retroactively to January 1, 2020, to move her salary toward the 50th percentile of our peer group and to reflect her strong performance in her role. Ms. Feldman’s increase was contingent upon her agreeing to extend the term of her employment contract.

For the period of April 1 – June 30, all NEOs agreed to forego a portion of their base salary as a cost saving measure due to the pandemic. Messrs. Eccleshare and Wells agreed to forego 30% of their base salaries and each of the other NEOs agreed to forego 20% of their base salaries during this time period. As a result, each NEO’s salary for 2020 in the Summary Compensation Table is lower than the annual base salaries for 2020 set forth in the table below.

	2019 Salary	Contractural 2020 Salary		Percent Change
C. William Eccleshare	$1,250,000	$1,250,000		0.0%
Brian D. Coleman	$650,000	$650,000		0.0%
Scott R. Wells	$900,000	$900,000		0.0%
Lynn A. Feldman	$500,000	$600,000	[1]	20.0%
Jason A. Dilger	$370,000	$370,000		0.0%

[1]	Ms. Feldman received a base salary increase on January 1, 2020 from $500,000 to $600,000.

Annual Incentive Plan

The 2015 Executive Incentive Plan (the “annual incentive plan”) provides NEOs the opportunity to earn rewards based on the achievement of annual corporate and individual performance goals set by the Compensation Committee. Each named executive officer has a target award opportunity, with no minimum (that is, the actual payment could be 0%) and a maximum as follows:

•	Chief Executive Officer: 145% of his target opportunity

•	All other NEOs: 200% of their target opportunity

Actual target awards are based on:

Notice and Proxy Statement 2021 33

After the end of the fiscal year, the Compensation Committee determines the earned amounts by measuring the level of achievement of the Adjusted EBITDA-based performance goals and the individual performance goals. No award is earned under the Adjusted EBITDA performance goal if a minimum threshold of performance (90% of the applicable target Adjusted EBITDA for each individual) is not achieved, and the maximum amount is earned only if the performance is at or above a maximum level (115% of the applicable target Adjusted EBITDA for each individual). The Compensation Committee may, at its discretion, modify the awards earned for the Adjusted EBITDA objective and/or individual performance goals, as applicable.

Annual Incentive Plan Financial Measure

In 2020, we began to present Adjusted EBITDA in lieu of OIBDAN as an externally reported measure of performance because we believe Adjusted EBITDA helps investors better understand our operating performance as compared to other outdoor advertisers, it is widely used in practice and it is one of the primary measures used for planning and forecasting of future periods. Accordingly, we began to use Adjusted EBITDA for measuring performance for compensation of executives and other members of management in 2020.

(1) 2020 CCOH Adjusted EBITDA shown does not include China. The CCOH target that was approved by the Compensation Committee in early 2020 was $726.4M and included China.

We define Adjusted EBITDA as revenue less direct operating expenses and selling, general and administrative expenses, excluding restructuring and other costs, which are defined as costs associated with cost-saving initiatives such as severance, consulting and termination costs and other special costs. For purposes of the annual incentive plan, Adjusted EBITDA excludes bonus expenses.

Annual Incentive Plan Objectives and Results

For 2020, annual incentive plan objectives were established by the Compensation Committee at the beginning of the fiscal year for both CCOA and CCOH.

The financial objectives for our NEOs reflect their roles as follows:

•	The financial objectives for Messers. Eccleshare and Coleman were based on Clear Channel Outdoor (CCOH) Adjusted EBITDA

•	Mr. Wells’ financial objective was based on CCOA Adjusted EBITDA

•	The financial objectives for Ms. Feldman and Mr. Dilger were based on achievement of Clear Channel Outdoor (CCOH) and CCOA Adjusted EBITDA (with the weighting split 35% on each)

The COVID-19 pandemic had a significant unforeseen negative impact on our 2020 financial performance, which impacted our ability to achieve our annual incentive financial goals (which were established in early 2020), and rendered many of our NEO’s individual performance objectives obsolete or unachievable. In response to the effects of the COVID-19 pandemic, the Company and Compensation Committee considered several approaches to modifying the 2020 annual incentive plan with the intention of ultimately aligning payouts with performance controllable by management. Potential alternatives that were evaluated (and ultimately rejected) include “re-setting” financial goals based on updated financial projections, adjusting actual performance at the end of the year to eliminate the impact of COVID-19, transitioning to a new plan for the second-half of 2020, or providing a payout minimum or guarantee.

Instead, the Compensation Committee, in conjunction with our independent compensation consultant, determined that the most appropriate approach would be to not adjust the financial goals under the annual incentive plan (which constitutes 70% of the total award opportunity), but rather, establish additional second half individual performance goals that would align 2020 performance with the interests of our employees and customers, and drive

34 Notice and Proxy Statement 2021

shareholder value creation over the long-term. Within this construct, NEO performance would be assessed holistically by the Committee at year-end. The Committee determined that this approach was modest relative to the range of potential alternatives, and would best balance the controllable performance of the management team during the calendar year with COVID-19’s impact on our Company, employees, and the broader economy.

The NEOs’ individual performance goals and achievements for 2020 included, but are not limited to, the following, which represent categories of objectives established at the beginning of 2020 as well as supplemental objectives relating to second-half 2020 performance that were established following the escalation of the COVID-19 pandemic. The discussion below highlights the key factors used in determining the awards for individual performance.

Mr. Eccleshare

Initial 2020 Individual Performance Objectives:

•	Lead the Company’s international divisions through reorganization and change

•

Lead and collaborate to advance CCOA strategy, including through growth of CCOA EBITDA ahead of revenue, support of key investments within the division and advancement of key cultural and talent initiatives across the Company

•

Continue to implement the investor relations strategy in alignment with corporate transactions with a view of reinforcing the positive messages to investors and markets on the impact of corporate transactions on the remaining organization and share price; and

•	Continue to set the tone from the top on compliance and support all related initiatives throughout the organization

Additional Objectives:

•	Achieve aggregated divisional financial goals for the second half of 2020 of $147.2 million

•	Manage costs effectively and continue to support efforts to address our capital structure

•	Develop and implement operating plan for all divisions in response to the COVID-19 impact aligned to the CCOH strategy; and

•	Focus on CCOH leadership and stability during the COVID-19 crisis

Key Achievements: Mr. Eccleshare led the Clear Channel organization and our senior leadership team throughout 2020 in managing the Company in the face of the pandemic, including key achievements relating to the implementation of agile working policies, enhanced communications across our global leadership team, the sale of our business in China (Clear Media), and an increased focus on our succession planning and diversity and inclusion initiatives. In addition, Mr. Eccleshare developed and implemented strategic operating plans across various international locations, achieved second-half cost management and EBITDA objectives and led the evaluation and/or execution of several potential corporate transactions. Mr. Eccleshare also continued his focus on outreach, communication and relationship building with our key shareholders and stakeholders.

Mr. Coleman

Initial 2020 Individual Performance Objectives:

•	Complete IT-focused separation and migration activities

•	Lead/support various processes to optimize desired outcome of strategic initiatives

•	Manage capital structure and ensure adequate corporate liquidity; and

•	Maintain operational excellence by ensuring that the Company’s financial units are strategically aligned and performing effectively

Additional Objectives:

•	Manage relationships with external financial and shareholder advisory firms

Notice and Proxy Statement 2021 35

•	Expand liquidity reporting during COVID-19 pandemic

•	Enhance communication with corporate CCOH staff in work-from-home environment; and

•	Expand direct communication with CCOH internal auditors

Key Achievements: Mr. Coleman played a key role in the support and management of multiple critical strategic initiatives during the course of 2020, including leading our liquidity and de-risking initiatives and providing ongoing support for our M&A-related activities. Mr. Coleman continued to lead CCOH’s highly functional corporate finance structure, executed on various initiatives relating to changes in our financial reporting and disclosures, and oversaw our migration to a new financial ERP system (Workday financials). Additionally, Mr. Coleman effectively managed our liquidity position during the COVID-19 pandemic, oversaw our capital allocation process, managed our financial and shareholder advisory relationships, and expanded communications with our internal auditors and internal finance teams.

Mr. Wells

Initial 2020 Individual Performance Objectives:

•	Drive cultural change to embrace a growth-centric approach, including through growth of CCOA EBITDA ahead of revenue

•	Continue momentum of largest clients through the execution of growth plans

•	Enhance digital tool set, communicate capabilities and use innovation to grow customer base

•	Drive local sales growth

•	Shepherd major investment opportunities to successful outcomes; and

•	Promote winning culture and continue to drive high talent standards

Additional Objectives:

•	Exceed second half EBITDA commitments

•	Close at least one direct-to-client big idea or political campaign

•	Lead a return-to-office effort that maximizes the agility of the business while respecting employees’ health needs

•	Stand up a strong diversity and inclusion advisory board and complete initial project prioritization of same; and

•	Accelerate orders development work

Key Achievements: Mr. Wells led the Clear Channel America’s business unit, notably including the achievement of second-half EBITDA performance commitments. Mr. Wells was responsible for several sales and operational accomplishments, including leading and closing various pitches to new clients, executing growth plans for current clients, and leading the evolution of our inventory and sales systems and our digital tools and capabilities. Additionally, Mr. Wells led the Return to Office and safety initiatives in the Americas, increased the focus on diversity and inclusion initiatives within the business and deployed a new “Vision/Mission/Values” approach to build momentum around excellence, recognition and fairness and led the renegotiation of site lease contracts resulting in significant rent abatements in the America during 2020.

Ms. Feldman

Initial 2020 Individual Performance Objectives:

•	Deliver on corporate transactions

•	Manage board management and corporate secretarial functional improvements

•	Drive continued improvements around CCOH public company disclosures

•	Continued development of compliance program; and

•	Continued development of legal support for programmatic/RADAR initiatives and digital conversion

36 Notice and Proxy Statement 2021

Additional Objectives:

•	Adapt remote/digital approach to shareholder and quarterly/periodic Board meetings;

•	Support renegotiations work during the course of 2020;

•	Implement seamless work-from-home and return-to-office protocols throughout US;

•	Work with CCOA/H to implement diversity & inclusion initiatives, including stand-up of diversity & inclusion council; and

•	Devise and implement revised LTI strategy

Key Achievements: Ms. Feldman led the Clear Channel legal and compliance functions throughout 2020, and played a key role in supporting and negotiating various corporate transactions both pre and post-COVID-19. In addition to these significant transaction responsibilities, Ms. Feldman led several operational achievements within the legal function, including improvements relating to the management of Board and shareholder meetings, enhancements to proxy and 10-K disclosures and further development of compliance and internal training programs. Additionally, Ms. Feldman helped implement protocols relating to our “Work From Home” and “Return to Work” initiatives, and rolled out new diversity and inclusion initiatives within the organization.

Mr. Dilger

Initial 2020 Individual Performance Objectives:

•	Drive operational excellence within the global accounting function;

•	Lead accounting and business services teams through final phases of separation activities;

•	Manage Workday financial system implementation;

•	Enhance and broaden business services functions; and

•	Support capital markets transactions and other strategic initiatives

Additional Objectives:

•	Provide capital market, liquidity and strategic transaction support brought by COVID-19

•	Complete Workday financial and reporting structure enhancements while supporting work from home necessities due to COVID-19; and

•	Lead timely return-to-office initiative in alignment with COVID-19 evolution enabling staff to remain nimble, productive and safe

Key Achievements: Mr. Dilger led the Clear Channel accounting and business services functions throughout 2020, and played a key role in supporting several strategic initiatives throughout the year including capital market transactions and restructuring programs; creating, improvements to our financial reporting and earnings releases; and providing support relating to divestiture, Treasury and other initiatives. Mr. Dilger contributed to a timely and effective migration to Workday and enabled staff to successfully provide uninterrupted accounting and business services support while mitigating the changing COVID-19 impacts to our work environment.

2020 Annual Incentive Award (paid in February 2021)

In assessing whether or not it was appropriate to deliver a payment under the portion of the annual incentive plan allocated to our NEO’s individual performance objectives (which constitutes 30% of the total award opportunity), the Committee holistically considered various factors following the conclusion of 2020, including the aforementioned key achievements of the individual NEOs, the retentive impact of our broader compensation and benefits programs, and the following decisive actions taken to strengthen our current and future market position, including:

•	Executed targeted cost reduction and rightsizing efforts to align operations with market conditions;

•	Strengthened relationships with customers through elevated collaborations demonstrating our ability to capture audiences on the move;

•	Invested in the right technologies to strengthen our competitive offering and the power of our assets;

Notice and Proxy Statement 2021 37

•	Continued to win significant new contracts such as the largest US concession in NY/NJ and major wins in Europe including Madrid, Rome and Hammerson Malls and Leicester in the UK;

•	Expanded our data analytics, digital platform capabilities and strategic RADAR partnerships;

•	Divested China operations and further enhanced liquidity and capital structure flexibility;

•	Completed the Separation from and terminating the Transition Services Agreement with iHeartMedia; and

•	Positioned to emerge from the pandemic a stronger and more flexible company

After careful consideration of all of these factors, the Committee deemed that, on balance, each of the NEOs achieved above “target” levels on their performance objectives and that it was appropriate to approve a consistent payout of 150% of target (i.e., halfway between “target” and “maximum” outcomes) for our executive officers reflecting their collaborative work and achievements in 2020. This determination resulted in an aggregate annual incentive plan payout of 45% of target, which appropriately balances the decreased financial performance with the achievements and decisive actions taken to strengthen our current and future market position.

The following table provides a summary of the earned annual incentive payouts for each Named Executive Officer in 2020.

	Total Target as a % of Base Salary	Total Target Award Opportunity	Financial Portion Weight	Financial Portion Actual % of Target	MBO Portion Weight	MBO Portion Actual % of Target	Total Actual as a % of Target	Total Actual Amount Awarded
C. William Eccleshare	110%	$1,375,000	70%	0%	30%	150%	45%	$618,750
Brian D. Coleman	100%	$650,000	70%	0%	30%	150%	45%	$292,500
Scott R. Wells	100%	$900,000	70%	0%	30%	150%	45%	$405,000
Lynn A. Feldman	100%	$600,000	70%	0%	30%	150%	45%	$270,000
Jason A. Dilger	60%	$222,000	70%	0%	30%	150%	45%	$99,900

Retention and Signing Bonuses

As a part of his March 2019 employment agreement, Mr. Eccleshare received a cash retention bonus on January 1, 2020, subject to his continued employment through June 30, 2020, in the amount of $875,000. In the event Mr. Eccleshare’s employment ended on or before June 30, 2020, he agreed to repay the full after-tax value of the retention bonus within 10 days. This payment was intended to support his retention during the Company’s separation from iHeartMedia, which represented a time of significant uncertainty.

As part of a retention agreement, which was signed in 2018 in anticipation of the Company’s potential separation from iHeartMedia, Ms. Feldman received a retention bonus of $93,375 in August 2020 upon completion of the Transition Services Agreement with iHeartMedia.

Clear Channel Outdoor Holdings Supplemental Incentive Plan

The Clear Channel Outdoor Holdings (CCOH) supplemental incentive plan (SIP) was intended to provide additional bonus opportunities as an incentive to the NEOs to contribute to the growth, profitability and increased stockholder value of CCOH and for the retention of such executives. In 2018, Mr. Eccleshare participated in the SIP with an incentive opportunity of $300,000, based on achieving certain additional performance objectives established by Clear Channel Outdoor’s pre-Separation Compensation Committee for Mr. Eccleshare with respect to Clear Channel Outdoor’s business.

Of the $300,000 SIP bonus earned with respect to 2018 performance, $100,000 was paid at the end of February 2019, $100,000 was paid at the end of February 2020, and the remaining $100,000 was paid at the end of February 2021.

Equity Grants

Equity grants help to align executive interests with those of our stockholders. We have designed our annual equity program to support the objectives of our business, align with market practice, and provide incentive to deliver key financial metrics that are explicitly linked with stockholder value creation.

38 Notice and Proxy Statement 2021

Due to uncertainties caused by COVID-19, the 2020 annual equity grant was delayed until October 20, 2020 in order to better evaluate the ongoing impact of the pandemic on our company. In future years, we intend to follow a standard practice of making annual equity grants in the first half of the year. Our long-term incentive program is made up of 50% restricted stock units (RSUs) and 50% performance stock units (PSUs). The following criteria are evaluated for each of our NEOs when determining the value of their annual equity award:

•	Performance over the long term;

•	Performance during the prior year;

•	Long-term potential;

•	Economics of certain equity grants made in prior years;

•	Retention considerations; and

•	Market practices for comparable positions.

	Restricted Stock Units (RSUs)	Performance Stock Units (PSUs)
Definition	Clear Channel Outdoor shares that vest upon meeting time-based vesting conditions	Clear Channel Outdoor shares that are earned by the executive upon achieving Relative Total Shareholder Return (TSR) performance goals and time-based vesting conditions
Value	Clear Channel Outdoor stock price at vesting	Clear Channel Outdoor stock price at vesting
% of Equity Grant	50%	50%
Performance Metric	Time	Relative Total Shareholder Return (TSR) achievement against the S&P 600 Index
Vesting	One-third annually (on the anniversary of the grant) over three years[1]	0% to 150% after three-year performance period based on achievement of performance goal[2]

[1]	October 2020 grant will vest over 2.5 years with the first tranche vesting in April 2021.

[2]	October 2020 grant performance is based on Relative TSR from October 1, 2020 through March 31, 2023, with payout within 60 days of the performance period conclusion.

Notice and Proxy Statement 2021 39

2020 Equity Compensation Decisions

On October 20, 2020, our NEOs received the following annual equity grant date fair values which are intended to move our officers closer to market median grant values for each individual’s position on an annualized basis:

	RSUs	PSUs	Total
C. William Eccleshare	$699,029	$750,000	$1,449,029
Brian D. Coleman	$466,019	$500,000	$966,019
Scott R. Wells	$559,223	$600,000	$1,159,223
Lynn A. Feldman	$326,213	$350,000	$676,213
Jason A. Dilger	$93,204	$100,000	$193,204

Using Relative Total Shareholder Return (TSR) as the PSU Performance Metric

Relative TSR compared to the S&P 600 Index was selected as the performance metric for PSU awards because it rewards long-term stockholder value creation, aligning the interests of our executives and stockholders. The TSR of Clear Channel Outdoor will be measured at the end of the performance period and compared to the TSR of the companies in the S&P 600 Index.

The TSR calculation for Clear Channel Outdoor and each of the S&P 600 constituents will be based on the average stock price of each company over the 20 trading days following the beginning of the performance period, and the average stock price of each company over the 20 trading days prior to the end of the performance period (defined at grant). Based on the payout scale of the plan, the percentile rank translates into a payout percentage. The target number of shares is then multiplied times the payout percent to determine the earned number of shares that will be distributed to the participant once the award is vested.

PSUs Granted in 2020

Pursuant to the PSUs granted on October 20, 2020, each NEO is eligible to receive shares of Clear Channel Outdoor common stock ranging from 0% to 150% of target based on Clear Channel Outdoor’s achievement of a Relative TSR goal over the 2.5-year performance period from October 1, 2020 to March 31, 2023:

Total Shareholder Return Relative to S&P 600

	Performance Goal	Performance Vesting Percentage
Below Threshold Level	<30th Percentile relative to S&P 600	0%
Threshold Level	30th Percentile relative to S&P 600	50%
Target Level	60th Percentile relative to S&P 600	100%
Maximum Level	90th Percentile relative to S&P 600	150%

Note: straight line interpolation is used to determine the performance vesting percentage between threshold and maximum.

PSUs Granted in 2019

We granted PSUs on October 15, 2019 (the “2019 PSUs”). The performance period for the 2019 PSUs is in progress, and the payout of the 2019 PSUs will not be determinable until after the performance period is completed on March 31, 2022. Pursuant to the 2019 PSUs, each NEO is eligible to receive shares of Clear Channel Outdoor common stock ranging from 0% to 150% of target based on Clear Channel Outdoor’s achievement of a Relative TSR goal over the 2.5-year performance period from October 1, 2020 to March 31, 2022, based on the same performance goals as described for our 2020 PSUs.

Vesting of Performance-Based Options

On March 3, 2015, Mr. Wells was granted an option to purchase 338,600 shares of the common stock under the Clear Channel Outdoor 2012 Stock Incentive Plan. Fifty percent of the award vested over time, and fifty percent of the award has performance-based vesting (the “Performance Options”). On February 3, 2020, the performance criteria for half of the Performance Options was met because CCOA met an OIBDAN target of $471 million, resulting in the vesting of 84,650 Performance Options.

40 Notice and Proxy Statement 2021

EXECUTIVE BENEFITS AND PERQUISITES

In 2020, we provided retirement benefits to our NEOs, except Mr. Eccleshare, through Company matching contributions to the 401(k) retirement savings plan as well as access to health, disability and life insurance programs, which are the same plans available to all U.S. employees.

Mr. Eccleshare, who is a citizen of the United Kingdom, participates in a private pension plan (not sponsored by Clear Channel Outdoor) and, pursuant to his employment agreement, is entitled to have the Company contribute a portion of his salary to the private pension plan. The pension plan provides pension income at retirement based upon contributions made during the employee’s years of participation. Mr. Eccleshare is required to make contributions to this scheme in order for the Company to make contributions (or provide cash benefits to him as salary in lieu of such contributions). Pursuant to his employment agreement, he also receives a car allowance in the United Kingdom, and tax services and gross-up. In addition, because he is a citizen of the United Kingdom, Clear Channel Outdoor provides private medical insurance benefits and supplemental life insurance to Mr. Eccleshare.

The Company has a furnished apartment in New York City that Mr. Wells uses when he is working in our corporate office in New York. We also pay for Mr. Wells’ travel expenses between his home in Massachusetts and New York City, and certain other expenses, including transportation and non-working meals, while he is working in New York City. These amounts are included under “Other Compensation” in the Summary Compensation Table based on SEC guidance.

OTHER KEY FEATURES OF OUR EXECUTIVE COMPENSATION PROGRAM

Stock Ownership Guidelines

Our new stock ownership guidelines, effective January 1, 2020, require all NEOs and other members of the Executive Team with a base salary of at least $500,000 to hold a minimum number of shares of Clear Channel Outdoor stock while serving in their leadership position. The guidelines are intended to further align the interests of executives with those of our stockholders by requiring executives to be subject to the same long-term stock price volatility our stockholders experience.

Shares counted toward meeting the requirement include direct owned shares (including after-tax vested RSUs) and unvested RSUs. Unvested stock options and unearned PSUs do not count toward meeting the requirement. The ownership value for each participant will be measured annually based on the closing stock price as of December 31.

Current executives have five years from January 1, 2020 to meet the ownership guideline requirements for their position. New hires and newly promoted executives will have five years from their hire/promotion date to meet their requirement. Executives who have not yet met their requirement will be evaluated on a case-by-case basis.

Named Executive Officer	Stock Ownership Guideline
C. William Eccleshare	5 times base salary
Brian D. Coleman	3 times base salary
Scott R. Wells	3 times base salary
Lynn A. Feldman	3 times base salary
Jason A. Dilger	1 times base salary

Anti-Hedging and Anti-Pledging Policies

Our Insider Trading Policy prohibits hedging and pledging of our securities by any employee, including our NEOs without the prior approval of our General Counsel’s office.

Clawback Policy

The Compensation Committee has adopted a Clawback Policy that is applicable to our current and former NEOs and such other senior executives and employees as the Compensation Committee may designate from time to time. The policy provides that if the Compensation Committee determines one or more such individuals committed fraud or willful misconduct that caused or contributed to Clear Channel Outdoor restating its financial statements due to material noncompliance with financial reporting requirements under the securities laws, then the Compensation Committee will require reimbursement or forfeiture of any excess cash or equity incentive compensation, as defined in

Notice and Proxy Statement 2021 41

the policy, received by such individuals during the three completed fiscal years immediately preceding the date on which the Company is required to prepare an accounting restatement.

SEVERANCE AGREEMENTS

Each named executive officer is entitled to certain payments and benefits in certain termination situations or upon a change in control. Severance agreements are provided based on competitive market practice and the Company’s desire to ensure some level of income continuity should an executive’s employment be terminated without cause. Clear Channel Outdoor believes that its severance arrangements facilitate an orderly transition in the event of changes in management. For further information on severance payments and benefits, see “Executive Compensation—Potential Post-Employment Payments”.

TAX AND ACCOUNTING TREATMENT

Deductibility of Executive Compensation

Section 162(m) of the Code places a limit of $1,000,000 on the amount of compensation Clear Channel Outdoor may deduct for Federal income tax purposes in any one year with respect to certain senior executives of Clear Channel Outdoor, which we referred to herein as the “Covered Employees.” The exemption from Section 162(m)’s deduction limit for performance-based compensation has been repealed, effective for taxable years beginning after December 31, 2018, such that compensation paid to Clear Channel Outdoor’s covered executive officers in excess of $1 million will not be deductible unless it qualifies for transition relief applicable to certain arrangements in place as of November 2, 2017.

In reviewing the effectiveness of the executive compensation program, the Compensation Committee considers the anticipated tax treatment to Clear Channel Outdoor and to the Covered Employees of various payments and benefits. To maintain flexibility in compensating the NEOs in a manner designed to promote varying corporate goals, the Compensation Committee will not necessarily limit executive compensation to that which is deductible under Section 162(m) of the Code and has not adopted a policy requiring all compensation to be deductible. The Compensation Committee will consider various alternatives to preserving the deductibility of compensation payments and may award compensation that is not deductible to the extent consistent with its other compensation objectives.

Accounting for Stock-Based Compensation

Clear Channel Outdoor accounts for stock-based payments, including awards under the 2012 Amended and Restated Stock Incentive Plan, in accordance with the requirements of FASB ASC Topic 718.

REPORT OF THE COMPENSATION COMMITTEE

We have reviewed and discussed with management the Compensation Discussion and Analysis prepared by management. Based on this review and discussion, we have recommended to the Board of Directors that the Compensation Discussion and Analysis prepared by management be included in this Proxy Statement and incorporated into our 2020 Annual Report on Form 10-K.

Respectfully submitted,

The Compensation Committee of the Board of Directors

Thomas C. King (Chair)

Lisa Hammitt

Joe Marchese

42 Notice and Proxy Statement 2021

EXECUTIVE COMPENSATION TABLES

The Summary Compensation Table below provides compensation information for the years ended December 31, 2020, 2019 and 2018 for the principal executive officer, the principal financial officer and the next three most highly compensated executive officers serving during 2020 (collectively, the “named executive officers”). As described below under “Certain Relationships and Related Party Transactions—Certain Relationships and Related Party Transactions Prior to the Separation—Corporate Services Agreement,” a portion of the compensation for 2019 and 2018 for Brian D. Coleman paid by iHeartMedia was allocated to us in recognition of the services provided to us. Those allocated amounts are reflected in the Summary Compensation Table below, along with any compensation that we or our subsidiaries provided to him directly.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)		Bonus(a) ($)		Stock Awards(b) ($)	Option Awards(b) ($)	Non-Equity Incentive Plan Compensation(c) ($)		All Other Compensation(d) ($)		Total ($)
C. William Eccleshare Chief Executive Officer(e)	2020	1,174,054		871,521		1,449,029	—	715,892		327,463		4,537,958
	2019	1,295,950	(f)	—		2,929,549	4,500,000	1,512,071		339,608		10,577,178
	2018	1,060,827	(f)	905,894		1,186,250	—	1,375,478		239,337		4,767,787

Brian D. Coleman Executive Vice President, Chief Financial Officer	2020	617,500		—		966,019	—	292,500		5,000		1,881,019
	2019	519,393	(g)	12,500	(g)	1,356,022	—	595,294	(g)	2,152	(g)	2,485,362
	2018	252,000	(g)	80,063	(g)	—	—	402,292	(g)	2,248	(g)	736,602

Scott R. Wells Chief Executive Officer – Americas division	2020	832,500		—		1,159,223	—	405,000		137,683		2,534,406
	2019	850,000		—		1,199,998	—	1,114,721		221,614		3,386,333
	2018	750,000		—		1,186,250	—	883,823		157,488		2,977,561

Lynn A. Feldman	2020	570,000		93,375		676,213	—	270,000		26,293		1,635,881
Executive Vice President, General Counsel and Secretary	2019	476,667		110,875		848,408	—	502,392		29,471		1,967,813
	2018	415,000		—		237,251	—	288,947		5,000		946,198

Jason A. Dilger	2020	351,500		—		193,204	—	99,900		11,933		656,537
Chief Accounting Officer	2019	351,167		75,000		134,999	—	240,232		17,027		818,425

(a)	The amounts reflect:

•	For Mr. Eccleshare, (1) for 2020, a cash payment of $871,521 as a 2020 retention award; and (2) for 2018, a cash payment of $905,894 as a 2018 retention award.

•

For Mr. Coleman, (1) for 2019, a cash payment pursuant to his new employment contract with Clear Channel Outdoor, and (2) for 2018, the portion allocated to CCOH of the accelerated payment of the first quarterly bonus of $190,625 under the iHeartMedia, Inc. 2018 Key Employee Incentive Plan (the “iHeartMedia 2018 KEIP”).

•

For Ms. Feldman, (1) for 2020, a cash payment of $93,375 as a retention award; (2) for 2019, a cash payment of $17,500 pursuant to the first amendment to her employment contract and (3) for 2019, a cash payment of $93,375 as a retention award.

•	For Mr. Dilger, a cash payment in 2019 of $75,000 as a retention award.

See “Compensation Discussion and Analysis—Analysis of 2020 Executive Compensation Decisions—Retention and Signing Bonuses.”

Notice and Proxy Statement 2021 43

(b)

The amounts shown in the Stock Awards column include the full grant date fair value of options, restricted stock, restricted stock units (“RSUs”) and performance stock units (“PSUs”) awarded to Messrs. Eccleshare, Coleman, Wells and Dilger and Ms. Feldman, computed in accordance with the requirements of FASB ASC Topic 718, but excluding any impact of estimated forfeiture rates as required by SEC regulations. For time-vesting restricted stock awards and RSUs, the grant date fair value is based on the closing price of our Class A common stock (prior to the Separation) or common stock (from and after the Separation), as applicable, on the date of grant. For PSUs, the grant date fair value is based on a Monte Carlo simulation model as of the grant date. The probable outcome for the PSUs awarded in 2020 was estimated at the target payout level, or 100%. The grant date fair value of PSUs awarded in 2020 assuming the target and maximum levels of performance are achieved are as follows:

Name	Grant Date Fair Value Assuming Target Performance ($)	Grant Date Fair Value Assuming Maximum Performance ($)
Mr. Eccleshare	$750,000	$1,125,000
Mr. Coleman	500,000	750,000
Mr. Wells	600,000	900,000
Ms. Feldman	350,000	525,000
Mr. Dilger	100,000	150,000

The amount shown in the Option Awards column includes the full grant date fair value of stock options awarded to Mr. Eccleshare pursuant to his employment agreement, signed in 2019. The value was computed in accordance with the requirements of FASB ASC Topic 718, but excluding any impact of estimated forfeiture rates as required by SEC regulations. The strike price of these options is $5.11 and therefore, as of December 31, 2020, the value of the options is $0.

See “Grants of Plan-Based Awards” for additional details.

For further discussion of the assumptions made in valuation, see also Note 13-Stockholders’ Deficit beginning on page 99 of our 2020 Annual Report on Form 10-K.

(c)	The amounts reflect:

•

For Mr. Eccleshare, (1) cash payments of $616,290 for 2020, $1,313,908 for 2019, and $1,075,239 for 2018 from Clear Channel Outdoor as annual incentive plan awards under the 2015 Executive Incentive Plan pursuant to pre-established performance goals; (2) for 2020, a cash payment in 2021 of the final one-third ($100,000) of the $300,000 earned pursuant to the 2018 SIP bonus; (3) for 2019, a cash payment in 2020 of (a) the final one-third ($100,000) of the $300,000 earned pursuant to the 2017 SIP bonus and (b) the second one-third ($100,000) of the $300,000 earned pursuant to the 2018 SIP bonus; and (4) for 2018, a cash payment in 2019 of (a) the final one-third ($90,000) of the $270,000 earned pursuant to the 2016 SIP bonus, (b) the second one-third ($100,000) of the $300,000 earned pursuant to the 2017 SIP bonus and (c) one-third ($100,000) of the $300,000 earned pursuant to the 2018 SIP bonus

•

For Mr. Coleman, cash payments of $292,500 for 2020 and $486,227 for the period from May 2019 through December 2019 from Clear Channel Outdoor as annual incentive plan awards under the 2015 Executive Incentive Plan pursuant to pre-established performance goals, and the portion allocated to Clear Channel Outdoor of: (1) for 2019, a cash payment of $253,468 from iHeartMedia as annual incentive plan award for the period from January through April 2019 under the iHeartMedia, Inc. 2019 Key Employee Incentive Plan (the “iHeartMedia 2019 KEIP”); and (2) for 2018, (a) a cash payment of $632,837 from iHeartMedia as annual incentive plan awards for the second, third and fourth quarters of 2018 under the iHeartMedia 2018 KEIP and (b) an accelerated cash payment of $325,000 earned pursuant to an iHeartMedia SIP bonus based on pre-established performance goals with respect to 2018 and 2017.

•

For Mr. Wells, cash payments of $405,000 for 2020, $1,114,721 for 2019, and $883,823 for 2018 from Clear Channel Outdoor as annual incentive plan awards under the 2015 Executive Incentive Plan pursuant to pre-established performance goals.

•

For Ms. Feldman, cash payments of $270,000 for 2020, $502,392 for 2019, and $288,947 for 2018 from Clear Channel Outdoor as annual incentive plan awards under the 2015 Executive Incentive Plan pursuant to pre-established performance goals.

•

For Mr. Dilger, (1) a cash payment of $99,900 for 2020 from Clear Channel Outdoor as an annual incentive plan award under the 2015 Executive Incentive Plan pursuant to pre-established performance goals, and (2) an aggregate of $240,232 for 2019 from Clear Channel Outdoor as an annual incentive plan award under the 2015 Executive Incentive Plan and the Management Incentive Plan pursuant to pre-established performance goals.

(d)	As described below, for 2020 the All Other Compensation column reflects:

•

amounts we contributed under our 401(k) plan as a matching contribution for the benefit of Messrs. Coleman, Wells and Dilger and Ms. Feldman in the United States or payments in lieu of pension contributions for the benefit of Mr. Eccleshare in the United Kingdom;

•	personal tax services paid by us for Mr. Eccleshare;

•	tax gross-ups on tax services for Mr. Eccleshare;

•	legal expenses for Mr. Eccleshare;

•	the cost of private medical insurance for the benefit of Mr. Eccleshare;

•	the cost of premiums for a supplemental life insurance benefit for Mr. Eccleshare;

•	automobile allowances and transportation expenses for the benefit of Mr. Eccleshare in the United Kingdom;

•	the cost of housing and related expenses in New York City for the benefit of Mr. Wells;

•	the cost of transportation related to commuting for the benefit of Mr. Wells; and

•	accrued dividends paid on Clear Channel Outdoor restricted shares that vested during 2020 for Messrs. Wells and Dilger and Ms. Feldman.

44 Notice and Proxy Statement 2021

For 2019, the All Other Compensation column also reflects the allocation to us pursuant to the Corporate Services Agreement of amounts iHeartMedia contributed under the 401(k) plan as a matching contribution for the benefit of Mr. Coleman.

	Eccleshare	Coleman	Wells	Feldman	Dilger
Plan contributions (or payments in lieu thereof)	$186,754	$5,000	$5,000	$5,000	$5,000
Tax services	$21,530
Tax services tax gross-up	$19,093
Legal fees	$19,241
Private medical insurance	$31,680
Supplemental life insurance benefit	$26,076
Automobile allowance/ transportation	$23,089
Car service expense
Housing & related expenses			$57,860
Commuting expenses			$10,830
Accrued Dividends			$63,993	$21,293	$6,933
Total	$327,463	$5,000	$137,683	$26,293	$11,933

Pursuant to his employment agreement, Mr. Eccleshare receives certain tax and other benefits.

The value of all benefits included in the All Other Compensation column is based on actual costs. For a description of the items reflected in the table above, see “—Employment Agreements with the Named Executive Officers” below.

The value of the apartment made available to Mr. Wells is based on annual rent and related expenses paid by Clear Channel Outdoor, and the value of his travel and other expenses for 2020 and 2019 is based on actual costs to Clear Channel Outdoor. The value of Mr. Wells’ travel and other expenses for 2018 is estimated based on the number of business days he spent in New York City.

(e)

The summary compensation information presented above for Mr. Eccleshare reflects his service for Clear Channel Outdoor during the relevant periods, as well as his service as a director of Clear Media Limited, as described in footnote (f) below. Mr. Eccleshare is a citizen of the United Kingdom and compensation amounts reported for him in the Summary Compensation Table that were originally denominated in British pounds have been converted to U.S. dollars using the average exchange rates of £1=$1.2827, £1=$1.2760 and £1=$1.3333 for the years ended December 31, 2020, 2019 and 2018, respectively.

(f)

The amounts in the Salary column for Mr. Eccleshare include his base salary for his service as an officer of ours, as well as amounts paid for his service as a director of Clear Channel Outdoor’s Clear Media Limited, which was a majority owned subsidiary of Clear Channel Outdoor until May 18, 2020. Clear Media Limited is listed on the Hong Kong Stock Exchange. The amounts paid for the periods during which he served as a director of Clear Media Limited are set forth in the table below. The amounts reflected in the table have been converted from Hong Kong dollars to U.S. dollars using the average exchange rate of HK$1 = $0.1289 for the year ended December 31, 2020, HK$1=$0.1276 for the year ended December 31, 2019 and HK$1=$0.1276 for the year ended December 31, 2018.

	2020	2019	2018
C. William Eccleshare	$22,402	$57,434	$25,520

(g)

As described below under “Certain Relationships and Related Party Transactions—Certain Relationship and Related Party Transactions Prior to the Separation—Corporate Services Agreement,” a subsidiary of iHeartMedia provided, among other things, certain executive officer services to us prior to the Separation. Pursuant to the Corporate Services Agreement, based on our revenue as a percentage of iHeartCommunications, total revenue, we were allocated 43.03% of certain amounts for Mr. Coleman for the period of January 2019 through April 2019, and 42.00% of certain amounts for Mr. Coleman for 2018. The allocated amounts were determined by applying the applicable percentage against all of Mr. Coleman’s iHeartMedia compensation for the periods presented.

The Summary Compensation Table above reflects these allocated amounts, as described below:

•

The Salary, Bonus, Non-Equity Incentive Plan Compensation and All Other Compensation columns presented above reflect the portion of the Salary, Bonus, Non-Equity Incentive Plan Compensation and All Other Compensation amounts allocated to us pursuant to the Corporate Services Agreement for Mr. Coleman for the period from January 2019 through April 2019, and 2018.

Notice and Proxy Statement 2021 45

The tables below reflect 100% of the applicable Salary, Bonus, Non-Equity Incentive Plan Compensation amounts and All Other Compensation amounts paid by iHeartMedia to Mr. Coleman, the allocated percentage of which is included in the Summary Compensation Table above for Mr. Coleman.

	iHeartMedia Salary
	January 1, 2019— April 30, 2019	2018
Brian D. Coleman	$200,000	$600,000

	iHeartMedia Bonus and Non-Equity Incentive Plan Compensation
	January 1, 2019— April 30, 2019	2018
Brian D. Coleman	$253,468	$1,148,462

	iHeartMedia All Other Compensation
	January 1, 2019— April 30, 2019	2018
Brian D. Coleman	$5,000	$5,000

EMPLOYMENT AGREEMENTS WITH THE NAMED EXECUTIVE OFFICERS

Messrs. Eccleshare, Coleman, Wells and Dilger and Ms. Feldman have employment agreements with us. Certain elements of their compensation are determined based on their respective employment agreements. The descriptions of the employment agreements set forth below do not purport to be complete and are qualified in their entirety by the employment agreements. For further discussion of the amounts of salary and bonus and other forms of compensation, see “Compensation Discussion and Analysis” above.

Each of the employment agreements discussed below provides for severance payments as described under “—Potential Post-Employment Payments” in this proxy statement, which descriptions are incorporated herein by reference.

C. William Eccleshare

On March 1, 2019, Clear Channel Outdoor and C. William Eccleshare entered into a new employment agreement. The employment agreement became effective upon the effective date of the Separation (the “Effective Date”), at which time the employment agreement superseded and replaced Mr. Eccleshare’s existing employment agreement. On the Effective Date, Mr. Eccleshare began to serve as the Company’s Chief Executive Officer.

The term of the employment agreement will end on December 31, 2021, and thereafter will extend for an additional one-year period if Clear Channel Outdoor provides at least ninety (90) days prior written notice to Mr. Eccleshare that the employment agreement shall be extended. Mr. Eccleshare receives an annual base salary of $1,250,000 U.S. dollars (“Base Salary”). Clear Channel Outdoor (i) made a lump sum payment of $83,333, less applicable payroll taxes and other deductions, in respect of the period between January 1, 2019 and May 1, 2019 (such lump sum payment, the “Catch-Up Payment”), and (ii) contributed to Mr. Eccleshare’s pension plan (or pay as otherwise directed by Mr. Eccleshare, so long as such direction is consistent with past practice) an additional amount equal to the product of 0.15 multiplied by the amount of the Catch-Up Payment.

During the term of the employment agreement, Mr. Eccleshare is eligible to receive an annual performance bonus with a target of not less than 110% of Base Salary and the opportunity to earn up to 160% of Base Salary based on performance goals to be set by Clear Channel Outdoor. Mr. Eccleshare received a retention bonus payment (the “Second Retention Bonus Payment”) of $875,000 U.S. dollars in January 2020. If Mr. Eccleshare’s employment terminated by Clear Channel Outdoor for Cause (as defined in the employment agreement) or by Mr. Eccleshare without Good Cause (as defined in the employment agreement) on or before June 30, 2020, then Mr. Eccleshare repay to Clear Channel Outdoor within ten days of his termination 100% of the After Tax Value of the Second Retention Bonus Payment. For the purposes of the employment Agreement, “After-Tax Value” means the applicable portion of the retention bonus payment net of any and all taxes and social security contributions, determined taking into account any tax benefit available in respect of such repayment.

46 Notice and Proxy Statement 2021

In 2019, Mr. Eccleshare received a one-time equity grant with an aggregate value of $6,000,000 U.S. dollars (the “2019 Equity Award Grant”). Seventy-five percent (75%) of the 2019 Equity Award Grant consists of stock options with a grant date fair value of $4,500,000 U.S. dollars and an exercise price based on the Volume Weighted Average Price of Clear Channel Outdoor stock for the fifteen trading days preceding the fifteen trading days following the Effective Date (the “Effective Date VWAP”). The remaining 25% of the 2019 Equity Award Grant consists of restricted stock units, with the number of shares of Clear Channel Outdoor stock subject to the restricted stock unit grant determined by dividing $1,500,000 U.S. dollars by the Effective Date VWAP and rounding down to the nearest whole number. One-third of the 2019 Equity Award Grant vested on December 31, 2019 and the remaining two-thirds will vest in equal annual installments on each of December 31, 2020 and December 31, 2021, if Mr. Eccleshare remains employed on each such annual vesting date. The strike price of the stock options is $5.11 and therefore, as of December 31, 2020, the value of the options is $0.

Clear Channel Outdoor will continue to contribute to Mr. Eccleshare’s personal pension plan registered under Chapter 2, Part 4 of the Finance Act of 2004 in the United Kingdom, as provided in his previous employment agreement. The Company also agreed to reimburse Mr. Eccleshare for the reasonable costs and expenses (not to exceed $25,000 annually, fully grossed-up for applicable taxes) associated with filing his U.S. and U.K. personal income tax returns, as applicable. Mr. Eccleshare is eligible to receive health and life insurance benefits and paid vacation on a basis no less favorable than provided to our similarly-situated senior executives; provided, however, that his life insurance benefit shall be for an amount equal to four times his annual base salary. The Company also agreed to provide a £1500 monthly car allowance, reimburse Mr. Eccleshare for travel and entertainment related expenses, consistent with past practices pursuant to Company policy, and reimburse Mr. Eccleshare for up to four long-haul flights per calendar year for his wife when she accompanies him on Company business.

During Mr. Eccleshare’s employment with Clear Channel Outdoor and for 12 months thereafter, Mr. Eccleshare is subject to non-competition, non-interference and non-solicitation covenants substantially consistent with our other senior executives. Mr. Eccleshare also is subject to customary confidentiality, work product and trade secret provisions. During the term of the employment agreement, Mr. Eccleshare may continue as a trustee of Donmar Warehouse and as a non-executive director of Centaur Media Plc and Britvic Plc.

Brian D. Coleman

On the Effective Date, Clear Channel Outdoor and Brian D. Coleman entered into an employment agreement which superseded and replaced Mr. Coleman’s existing employment agreement.

The initial term of the employment agreement will end on April 30, 2023, and thereafter will extend for additional three year periods unless Clear Channel Outdoor or Mr. Coleman provides written notice of non-renewal of the employment agreement between October 1st and November 1st (the “Notice of Non-Renewal Period”) prior to the end of the then applicable employment period. Under the employment agreement, Mr. Coleman receives an annual base salary of $650,000, which is subject to increase at Clear Channel Outdoor’s discretion, and received a one-time signing bonus of $12,500 in 2019.

During the term of the employment agreement, Mr. Coleman is eligible to receive (i) an annual performance bonus with a target of not less than 100% of his base salary based on applicable performance goals to be set by Clear Channel Outdoor, (ii) a one-time long-term incentive opportunity with an approximate value of $500,000, to be allocated between stock options and restricted stock at the discretion of the Compensation Committee and (iii) additional long-term incentive opportunities, with an approximate value of $300,000 per award, to be allocated between stock options and restricted stock at the discretion of the Compensation Committee. Mr. Coleman is also eligible to participate in various benefit programs provided by Clear Channel Outdoor on the same terms and conditions as they are made available to other similarly situated employees.

Clear Channel Outdoor may elect at any time prior to the Notice of Non-Renewal Period to place Mr. Coleman in a consulting status for 12 months (a “Consulting Period”). During a Consulting Period, Clear Channel Outdoor will limit its requests for services to allow Mr. Coleman to accept and perform non-competitive services, but his eligibility to participate in certain benefit plans may change or be terminated in accordance with such benefit plans, and any vacation benefits, long-term incentive awards or options shall not continue to vest or accrue. A Consulting Period under the employment agreement will be coextensive with and may extend the term of Mr. Coleman’s employment under the employment agreement, after which such employment period shall end.

Notice and Proxy Statement 2021 47

During Mr. Coleman’s employment with Clear Channel Outdoor and for 12 months thereafter, Mr. Coleman is subject to non-competition, non-interference and non-solicitation covenants substantially consistent with our other senior executives. Mr. Coleman also is subject to customary confidentiality, work product and trade secret provisions.

Scott R. Wells

Effective March 3, 2015, Clear Channel Outdoor entered into an employment agreement with Mr. Wells. The employment agreement had an initial term (the “Initial Term”) that ended on March 2, 2019, and thereafter provides for automatic four-year extensions, unless either Clear Channel Outdoor or Mr. Wells gives prior notice electing not to extend the agreement.

On March 26, 2019, Clear Channel Outdoor and Mr. Wells entered into a First Amendment to Employment Agreement (the “Amendment”). The Amendment became effective upon the Separation of Clear Channel Outdoor from iHeartMedia. As amended, the employment agreement provides that (i) Mr. Wells’ base salary increased to $900,000 and (ii) upon a termination of Mr. Wells’ employment by Clear Channel Outdoor without Cause, non-renewal of the employment agreement by Clear Channel Outdoor or termination of employment by Mr. Wells for Good Reason, all of Mr. Wells’ unvested time vesting equity awards that are scheduled to vest within twelve months following the date of termination will vest in full on the date of termination (previously, only time-vesting options were eligible for such accelerated vesting), and any unvested performance vesting options will remain eligible to vest for three months following the date of termination.

Mr. Wells has the opportunity to earn an annual performance bonus for the achievement of financial and performance criteria established by Clear Channel Outdoor and approved in the annual budget. The target performance bonus that may be earned will be not less than 100% of Mr. Wells’ base salary amount (the “Target Bonus”). In addition to the annual bonus, Mr. Wells is also eligible for an additional long-term incentive opportunity (the “Long-Term Incentive Amount”) from Clear Channel Outdoor with an approximate value of $1,000,000 for each award, consistent with other comparable positions pursuant to the terms of the award agreement(s), taking into consideration demonstrated performance and potential, and subject to approval by the board of directors or the compensation committee of Clear Channel Outdoor, as applicable. The employment agreement also entitles Mr. Wells to participate in all employee welfare benefit plans in which other similarly situated employees of Clear Channel Outdoor may participate. Clear Channel Outdoor will reimburse Mr. Wells for the attorneys’ fees incurred by Mr. Wells in connection with the negotiation of the employment agreement and ancillary documents, up to a maximum reimbursement of $25,000 in the aggregate. The employment agreement also contains a customary confidentiality provision that survives Mr. Wells’ termination of employment, as well as customary non-competition and non-solicitation provisions that apply during employment and for the 12-month period thereafter.

As provided in the employment agreement, the compensation committee of the Clear Channel Outdoor Board approved an award by Clear Channel Outdoor, effective as of March 3, 2015, of options to purchase common stock having a value equal to $1,500,000 as of the award date (based on the Black-Scholes valuation method). Fifty percent of the award has performance-based vesting (the “Performance Vesting Options”) and fifty percent of the award vests over time (the “Time Vesting Options”). The Time Vesting Options vested in equal amounts on the first, second, third and fourth anniversaries of the Effective Date. Fifty percent of the Performance Vesting Options vested on February 3, 2020 based on the achievement of $472 million of OIBDAN for Clear Channel Outdoor Americas (“CCOA”) for 2019, which exceeded the performance hurdle of $471 million. The remaining fifty percent of the Performance Vesting Options will vest on the date that CCOA achieves certain financial and performance criteria, so long as Mr. Wells remains employed on the vesting date (except as set forth below in the event of a termination by Clear Channel Outdoor without Cause, if Mr. Wells terminates his employment for Good Reason or if Mr. Wells’ employment is terminated following Clear Channel Outdoor’s notice of non-renewal).

Lynn A. Feldman

On February 4, 2020, Lynn A. Feldman and the Company entered into a Second Amendment to Employment Agreement (the “Second Amendment”) to Ms. Feldman’s employment agreement dated June 27, 2016. Pursuant to the Second Amendment, the employment agreement was amended to, among other things: (i) extend the term of Ms. Feldman’s employment agreement to December 31, 2022, after which time such employment period will be automatically extended for additional two year periods unless either party gives prior written notice of non-renewal; (ii) increase Ms. Feldman’s annual base salary to $600,000; (iii) increase Ms. Feldman’s target bonus to 100% of her base salary; and (iv) increase the value of Ms. Feldman’s annual long term incentive grants to $300,000 for each award. The

48 Notice and Proxy Statement 2021

Second Amendment is effective as of January 1, 2020. Ms. Feldman is eligible for salary increases at the discretion of Clear Channel Outdoor based on Company performance and/or individual performance.

In 2016, Ms. Feldman received a one-time long term incentive grant with a value of no less than $400,000 under the CCOH 2012 Stock Incentive Plan, with 50% of the award in the form of stock options and 50% in the form of restricted stock of Clear Channel Outdoor. Pursuant to the employment agreement, Ms. Feldman is eligible to receive annual long term incentive grants with a value of no less than $300,000 for each award consistent with other comparable positions pursuant to the terms of the award agreement(s), taking into consideration demonstrated performance and potential, and the allocation of each award between stock options and restricted stock, subject to approval by the board of directors or the compensation committee of Clear Channel Outdoor, as applicable. Ms. Feldman is entitled to participate in all employee benefit plans and perquisites in which other similarly situated employees may participate.

In August 2018, Ms. Feldman was awarded a retention bonus of $186,750. The retention bonus vests and is payable as follows: (i) 50% of the retention bonus was paid in 2019 and (ii) 50% was paid in August 2020, upon the termination of the Transition Services Agreement, in each case subject to Ms. Feldman’s continued employment on such date.

Under the employment agreement, Ms. Feldman is required to protect the secrecy of confidential information of Clear Channel Outdoor and to assign certain intellectual property rights. She also is prohibited by the agreement from engaging in certain activities that compete with Clear Channel Outdoor Americas during employment and for twelve (12) months after her employment terminates, and she is prohibited from soliciting employees of Clear Channel Outdoor Americas for employment during employment and for twelve (12) months after termination of employment.

Jason A. Dilger

On May 1, 2019, Clear Channel Outdoor and Jason A. Dilger entered into an employment agreement.

The initial term of the employment agreement will end on April 30, 2022, and thereafter will automatically extend for additional three year periods unless Clear Channel Outdoor or Mr. Dilger provides written notice of non-renewal of the employment agreement between October 1st and November 1st (the “Notice of Non-Renewal Period”) prior to the end of the then applicable employment period. Under the employment agreement, Mr. Dilger receives an annual base salary of $370,000. Mr. Dilger is eligible for salary increases at the discretion of Clear Channel Outdoor based on Company performance and/or individual performance.

During the term of the employment agreement, Mr. Dilger is eligible to receive (i) an annual performance bonus with a target of not less than 60% of his base salary based on applicable performance goals to be set by Clear Channel Outdoor and (ii) long term incentive opportunities with an approximate value of $125,000 per award, to be allocated between stock options and restricted stock at the discretion of the Compensation Committee. Mr. Dilger is also eligible to participate in various benefit programs provided by Clear Channel Outdoor on the same terms and conditions as they are made available to other similarly situated employees.

Clear Channel Outdoor may elect at any time prior to the Notice of Non-Renewal Period to place Mr. Dilger in a consulting status for 12 months (a “Consulting Period”). During a Consulting Period, Clear Channel Outdoor will limit its requests for services to allow Mr. Dilger to accept and perform non-competitive services, but his eligibility to participate in certain benefit plans may change or be terminated in accordance with such benefit plans, and any vacation benefits, long-term incentive awards or options shall not continue to vest or accrue. A Consulting Period under the employment agreement will be coextensive with and may extend the term of Mr. Dilger’s employment under the employment agreement.

During the term of Mr. Dilger’s employment and for 12 months thereafter, Mr. Dilger is subject to non-competition, non-interference and non-solicitation covenants substantially consistent with Clear Channel Outdoor’s other senior executives. Mr. Dilger also is subject to customary confidentiality, work product and trade secret provisions.

Notice and Proxy Statement 2021 49

GRANTS OF PLAN-BASED AWARDS

Stock Incentive Plans

Clear Channel Outdoor grants equity incentive awards to named executive officers and other eligible participants under its 2012 Amended and Restated Stock Incentive Plan. The 2012 Amended and Restated Stock Incentive Plan is intended to facilitate the ability of Clear Channel Outdoor to attract, motivate and retain employees, directors and other personnel through the use of equity-based and other incentive compensation opportunities.

The 2012 Amended and Restated Stock Incentive Plan allows for the issuance of restricted stock, incentive and non-statutory stock options, stock appreciation rights, director shares, deferred stock rights and other types of stock-based and/or performance-based awards to any present or future director, officer, employee, consultant or advisor of or to Clear Channel Outdoor or its subsidiaries.

The 2012 Amended and Restated Stock Incentive Plan is administered by the Compensation Committee, except that the entire Board has sole authority for granting and administering awards to non-employee directors. The Compensation Committee determines which eligible persons receive an award and the types of awards to be granted as well as the amounts, terms and conditions of each award including, if relevant, the exercise price, the form of payment of the exercise price, the number of shares, cash or other consideration subject to the award and the vesting schedule. These terms and conditions will be set forth in the award agreement furnished to each participant at the time an award is granted to him or her under the 2012 Amended and Restated Stock Incentive Plan. The Compensation Committee also makes other determinations and interpretations necessary to carry out the purposes of the 2012 Amended and Restated Stock Incentive Plan. For a description of the treatment of awards upon a participant’s termination of employment or change in control, see “—Potential Post-Employment Payments.”

Cash Incentive Plan

As discussed above, named executive officers also are eligible to receive awards under the Annual Incentive Plan. See “Compensation Discussion and Analysis—Analysis of 2020 Executive Compensation Decisions—Annual Incentive Plan” for a more detailed description of the Annual Incentive Plan and the grant of awards to the named executive officers thereunder.

The following table sets forth certain information concerning plan-based awards granted to the named executive officers during the year ended December 31, 2020.

Grants of Plan-Based Awards During 2020

Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of shares of Stock	All Other Option Awards: Number of Securities Underlying	Exercise of Base Price of Option	Grant Date Fair Value of Stock and Option
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	or Units (#)	Options (#)	Awards ($/Sh)	Awards(a) ($)
C. William Eccleshare	N/A(b)		1,375,000	2,000,000	—	—	—	—	—	—	—
	10/20/20(c)		—	—	—	—	—	728,155	—	—	699,029
	10/20/20(c)		—	—	375,000	750,000	1,125,000	—	—	—	750,000

Brian D. Coleman	N/A(b)		650,000	1,300,000	—	—	—	—	—	—	—
	10/20/20(d)		—	—	—	—	—	485,436	—	—	466,019
	10/20/20(d)		—	—	250,000	500,000	750,000	—	—	—	500,000

Scott R. Wells	N/A(b)		900,000	1,800,000	—	—	—	—	—	—	—
	10/20/20(e)		—	—	—	—	—	582,524	—	—	559,223
	10/20/20(e)		—	—	300,000	600,000	900,000	—	—	—	600,000

Lynn Feldman	N/A(b)		600,000	1,200,000	—	—	—	—	—	—	—
	10/20/20(f)		—	—	—	—	—	339,805	—	—	326,213
	10/20/20(f)		—	—	175,000	350,000	525,000	—	—	—	350,000

Jason Dilger	N/A(b)		222,000	444,000	—	—	—	—	—	—	—
	10/20/20(g)		—	—	—	—	—	97,087	—	—	93,204
	10/20/20(g)		—	—	50,000	100,000	150,000	—	—	—	100,000

50 Notice and Proxy Statement 2021

(a)

The amounts in the table reflect the full grant date fair value of options, RSUs and PSUs computed in accordance with the requirements of ASC Topic 718, but excluding any impact of estimated forfeiture rates as required by SEC regulations. The grant date fair value of time-vesting RSUs is based on the closing price of our common stock on the date of grant. The grant date fair value of PSUs is based on a Monte Carlo valuation as of the grant date assuming achievement at the target payout level, or 100%. For assumptions made in the valuation, see footnote (b) to the Summary Compensation Table above and Note 13-Stockholders’ Deficit beginning on page 99 of our 2020 Annual Report on Form 10-K.

(b)

Messrs. Eccleshare, Coleman, Wells and Dilger and Ms. Feldman received cash incentive awards from Clear Channel Outdoor under the Annual Incentive Plan. For further discussion of the 2020 cash incentive awards, see “Compensation Discussion and Analysis—Elements of Compensation—Annual Incentive Bonus.”

(c)

On October 20, 2020, Mr. Eccleshare received: (1) 728,155 time-vesting RSUs, which vest in three equal installments, on each of April 1, 2021, April 1, 2022 and April 1, 2023; and (2) 750,000 PSUs (at target), which will be earned between 0%—150% based on relative TSR, over a performance period commencing on October 1, 2020 and ending on March 31, 2023. The earned PSUs will vest on April 1, 2023.

(d)

On October 20, 2020, Mr. Coleman received: (1) 485,436 time-vesting RSUs, which vest in three equal installments, on each of April 1, 2021, April 1, 2022 and April 1, 2023; and (2) 500,000 PSUs (at target), which will be earned between 0%—150% based on relative TSR, over a performance period commencing on October 1, 2020 and ending on March 31, 2023. The earned PSUs will vest on April 1, 2023.

(e)

On October 20, 2020, Mr. Wells received: (1) 582,524 time-vesting RSUs, which vest in three equal installments, on each of April 1, 2021, April 1, 2022 and April 1, 2023; and (2) 600,000 PSUs (at target), which will be earned between 0%—150% based on relative TSR, over a performance period commencing on October 1, 2020 and ending on March 31, 2023. The earned PSUs will vest on April 1, 2023.

(f)

On October 20, 2020, Ms. Feldman received: (1) 339,805 time-vesting RSUs, which vest in three equal installments, on each of April 1, 2021, April 1, 2022 and April 1, 2023; and (2) 350,000 PSUs (at target), which will be earned between 0%—150% based on relative TSR, over a performance period commencing on October 1, 2020 and ending on March 31, 2023. The earned PSUs will vest on April 1, 2023.

(g)

On October 20, 2020, Mr. Dilger received: (1) 97,087 time-vesting RSUs, which vest in three equal installments, on each of April 1, 2021, April 1, 2022 and April 1, 2023; and (2) 100,000 PSUs (at target), which will be earned between 0%—150% based on relative TSR, over a performance period commencing on October 1, 2020 and ending on March 31, 2023. The earned PSUs will vest on April 1, 2023.

For further discussion of the equity awards, see “Compensation Discussion and Analysis—Analysis of 2020 Executive Compensation Decisions—Equity Grants.”

Notice and Proxy Statement 2021 51

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth certain information concerning outstanding equity awards of the named executive officers at December 31, 2020.

Outstanding Equity Awards at December 31, 2020

	Option Awards						Stock Awards
	Number of Securities Underlying Unexercised Options				Option	Option	Number of Shares or Units of Stock That		Market Value of Shares or Units of Stock That	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That
Name	(#) Exercisable		(#) Unexercisable		Exercise Price ($)	Expiration Date	Have Not Vested (#)		Have Not Vested(a) ($)	Not Vested (#)		Have Not Vested(a) ($)
C. William Eccleshare	90,000		—		$6.09	2/21/2021	—		—	—		—
	90,000		—		$5.02	3/26/2022	—		—	—		—
	1,459,854	(b)	729,927	(b)	$5.11	6/3/2029	—		—	—		—
	—		—		—	—	221,729	(c)	$365,853	—		—
	—		—		—	—	97,847	(d)	$161,448	—		—
	—		—		—	—	208,334	(e)	$343,751			—
										157,563	(f)	$259,979
	—		—		—	—	728,155	(g)	$1,201,456	—		—
	—		—		—	—				—		—
	—		—		—	—	—		—	1,125,000	(h)	$1,856,250

Brian D. Coleman	—		—		—	—	104,602	(i)	172,593	—		—
	—		—		—	—	112,500	(j)	185,625	—		—
	—		—		—	—	—		—	85,084	(f)	$140,389
	—		—		—	—	485,436	(k)	$800,969
	—		—		—	—				750,000	(h)	$1,237,500

Scott R. Wells	253,950	(l)	84,650	(l)	$6.85	3/3/2025	—		—	—		—
	37,764		—		$7.71	6/15/2025	—		—	—		—
	25,654				$5.69	6/3/2026	—		—	—		—
	—		—		—	—	104,167	(m)	$117,876	—		—
	—		—		—	—	221,729	(n)	$365,853	—		—
	—		—		—	—	166,667	(o)	$275,001	—		—
	—		—		—	—	—		—	126,050	(f)	$207,983
							582,524	(p)	$961,165
										900,000	(h)	$1,485,000

Lynn A. Feldman	11,043		—		$5.54	7/7/2026	—		—	—		—
	—		—		—	—	20,834	(q)	$34,376	—		—
	—		—		—	—	44,346	(r)	$73,171	—		—
	—		—		—	—	41,841	(s)	$69,038	—		—
	—		—		—	—	87,500	(t)	$144,375	—		—
	—		—		—	—	—		—	66,176	(f)	$109,190
	—		—		—	—	339,805	(u)	$560,678	—
										525,000	(h)	$866,250

Jason A. Dilger	23,006		—		$1.51	8/5/2021	—		—	—		—
	2,778		—		$4.65	4/10/2023	—		—	—		—
	2,778		—		$5.85	4/4/2024	—		—	—		—
	3,776		—		$7.71	6/15/2025	—		—	—		—
	3,078				$5.69	6/3/2026	—		—	—		—
	—		—		—	—	9,107	(v)	$15,027	—		—
	—		—		—	—	18,500	(w)	$30,525	—		—
	—		—		—	—	18,750	(x)	$30,938	—		—
	—		—		—	—	—		—	14,181	(f)	$23,398
	—		—		—	—	97,087	(y)	$160,194	—		—
	—		—		—	—	—		—	150,000	(h)	$247,500

52 Notice and Proxy Statement 2021

(a)	Market value is based upon the closing sale price of Clear Channel Outdoor common stock on December 31, 2020 of $1.65.

(b)

Mr. Eccleshare’s grant of options to purchase 2,189,781 shares of common stock vested one-third on each of December 31, 2019 and December 31, 2020. The remaining one-third will vest on December 31, 2021

(c)	Mr. Eccleshare’s unvested RSU award representing 221,729 shares of common stock will vest 50% on each of September 12, 2021 and September 12, 2022.

(d)	Mr. Eccleshare’s unvested RSU award representing 97,847 shares of common stock will vest on December 31, 2021.

(e)	Mr. Eccleshare’s unvested RSU award representing 208,334 shares of common stock will vest in two equal annual installments beginning April 1, 2021.

(f)

The PSUs granted on October 15, 2019 will vest, if at all, based on the Company’s total shareholder return relative to the Company’s peer group (the “Relative TSR”) over a performance period commencing on October 1, 2019 and ending on March 31, 2022. As of December 31, 2020, the Company’s achievement level of Relative TSR was below the threshold level of performance. Accordingly, the number of shares reported in the table reflect amounts based on threshold performance. The actual number of shares that will vest pursuant to the PSUs is not yet determinable.

(g)	Mr. Eccleshare’s unvested RSU award representing 728,155 shares of common stock will vest in three equal annual installments beginning on April 1, 2021.

(h)

The PSUs granted on October 20, 2020 will vest, if at all, based on the Company’s total shareholder return relative to the Company’s peer group (the “Relative TSR”) over a performance period commencing on October 1, 2020 and ending on March 31, 2023. As of December 31, 2020, the Company’s achievement level of Relative TSR was between the target and maximum levels of performance. Accordingly, the number of shares reported in the table reflect amounts based on maximum performance. The actual number of shares that will vest pursuant to the PSUs is not yet determinable.

(i)	Mr. Coleman’s unvested restricted stock award representing 104,602 shares of common stock will vest 50% on each of May 22, 2022 and May 22, 2023.

(j)	Mr. Coleman’s unvested RSU award representing 112,500 shares of common stock will vest in two equal annual installments beginning on April 1, 2021.

(k)	Mr. Coleman’s unvested RSU award representing 485,436 shares of common stock will vest in three equal annual installments beginning on April 1, 2021.

(l)

Mr. Wells’ grant of time-vesting options to purchase 169,300 shares of common stock vested in four equal annual installments beginning on March 2, 2016. Mr. Wells’ grant of performance-based options to purchase 169,300 shares of common stock vested 50% on February 3, 2020 based upon the achievement of an OIBDAN target, and 50% remain subject to vesting based upon achievement of OIBDAN targets.

(m)	Mr. Wells’ unvested restricted stock award representing 104,167 shares of common stock will vest on September 7, 2021.

(n)	Mr. Wells’ unvested restricted stock award representing 221,729 shares of common stock will vest 50% on each of September 12, 2021 and September 12, 2022.

(o)	Mr. Wells’ unvested RSU award representing 166,667 shares of common stock will vest in two equal annual installments beginning on April 1, 2021.

(p)	Mr. Wells’ unvested RSU award representing 582,524 shares of common stock will vest in three equal annual installments beginning on April 1, 2021.

(q)	Ms. Feldman’s unvested restricted stock award representing 20,834 shares of common stock will vest on September 7, 2021.

(r)	Ms. Feldman’s unvested restricted stock award representing 44,346 shares of common stock will vest 50% on each of September 12, 2021 and September 12, 2022.

(s)	Ms. Feldman’s unvested restricted stock award representing 41,841 shares of common stock will vest 50% on each of May 22, 2022 and May 22, 2023.

(t)	Ms. Feldman’s unvested RSU award representing 87,500 shares of common stock will vest in two equal annual installments beginning on April 1, 2021.

(u)	Ms. Feldman’s unvested RSU award representing 339,805 shares of common stock will vest in three equal annual installments beginning on April 1, 2021.

(v)	Mr. Dilger’s unvested restricted stock award representing 9,107 shares of common stock will vest on September 7, 2021

(w)	Mr. Dilger’s unvested restricted stock award representing 18,500 shares of common stock will vest 50% on each of September 12, 2021 and September 12, 2022.

(x)	Mr. Dilger’s unvested RSU award representing 18,750 shares of common stock will vest in two equal annual installments beginning on April 1, 2021.

(y)	Mr. Dilger’s unvested RSU award representing 97,087 shares of common stock will vest in three equal annual installments beginning on April 1, 2021.

Notice and Proxy Statement 2021 53

OPTION EXERCISES AND STOCK VESTED

The following table sets forth certain information concerning option exercises by and stock vesting for the named executive officers during the year ended December 31, 2020.

Option Exercises and Stock Vested During 2020

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise(a) (#)	Value Realized on Exercise(b) ($)	Number of Shares Acquired on Vesting(c) (#)	Value Realized on Vesting(d) ($)
C. William Eccleshare	22,500	33,019	216,609	240,889
Brian D. Coleman			56,250	33,913
Scott R. Wells			228,617	219,072
Lynn A. Feldman			81,305	67,553
Jason A. Dilger			23,415	21,737

(a)	Represents the gross number of shares acquired upon exercise of vested options, without taking into account any shares withheld to cover the option exercise price or applicable tax obligations.

(b)

Represents the value of the exercised options, calculated by multiplying (1) the number of shares to which the option exercise related by (2) the difference between the actual market price of our common stock at the time of exercise and the option exercise price.

(c)	Represents the gross number of shares acquired on vesting of restricted shares or RSUs, without taking into account any shares withheld to satisfy applicable tax obligations.

(d)

Represents the value of the vested restricted shares or RSUs calculated by multiplying (1) the number of vested restricted shares or restricted stock units by (2) the closing price on the vesting date.

PENSION BENEFITS

Clear Channel Outdoor does not sponsor any pension plans in which the named executive officers participate.

NONQUALIFIED DEFERRED COMPENSATION PLANS

Clear Channel Outdoor does not sponsor any non-qualified deferred compensation plans in which the named executive officers participate.

POTENTIAL POST-EMPLOYMENT PAYMENTS

The following narrative and table describe the potential payments or benefits upon termination, change in control or other post-employment scenarios for Messrs. Eccleshare, Coleman, Wells and Dilger and Ms. Feldman, using an assumed December 31, 2020 trigger event for each scenario.

C. William Eccleshare

Termination due to Death. If Mr. Eccleshare’s employment is terminated by his death, Clear Channel Outdoor will pay/provide to his designee or, if no person is designated, to Mr. Eccleshare’s estate: (i) his unpaid base salary, if any, that was earned through the termination date but not otherwise previously paid (“Accrued Base Salary”), (ii) the annual bonus and bonus under the SIP, if any (the “Additional Bonus”), that Mr. Eccleshare earned with respect to the calendar year prior to the calendar year that includes the termination date (to the extent not paid as of the date of termination), which shall be paid at the time such annual bonus or Additional Bonus is payable in accordance with the employment agreement (the “Unpaid Prior Year Bonus”), (iii) a pro-rata portion, if any, of the annual bonus for the calendar year that includes the termination date (calculated based upon performance as of the termination date as related to overall performance at the end of the calendar year and payable only if an annual bonus would have otherwise been earned for such calendar year had Mr. Eccleshare remained employed until the end of such calendar year), to be paid at the time such annual bonus would otherwise be required to be paid in accordance with the employment agreement (the ”Pro-Rata Bonus”), (iv) any unreimbursed business expenses and any payments or benefits required to be paid or provided under applicable employee benefit plans or equity plans, which shall be paid or provided in accordance with the terms of such plans and/or policies (the “Accrued Obligations”) and (v) accelerated vesting with respect to any portion of his 2019 equity award that is not vested as of the termination date, which accelerated vesting shall occur on the termination date (the “2019 Equity Award Acceleration”).

54 Notice and Proxy Statement 2021

Termination due to Disability. If Mr. Eccleshare is unable to perform the essential functions of his full-time position for more than 180 consecutive days in any 12-month period, Clear Channel Outdoor may terminate his employment. If Mr. Eccleshare’s employment is terminated due to disability, Clear Channel Outdoor will pay to Mr. Eccleshare, or, in the event of Mr. Eccleshare’s legal incapacity, to the individual who holds a power of attorney on behalf of Mr. Eccleshare, any Accrued Base Salary and Accrued Obligations. In addition, if Mr. Eccleshare or his attorney in fact signs a settlement and release agreement (a “Release”), which will include terms reasonably acceptable to Clear Channel Outdoor and Mr. Eccleshare (provided that, for the avoidance of doubt, such Release will include a release by Mr. Eccleshare of claims against Clear Channel Outdoor), then Clear Channel Outdoor will pay/provide to Mr. Eccleshare or the attorney in fact any Unpaid Prior Year Bonus, any Pro-Rata Bonus and the 2019 Equity Award Acceleration, such payments or benefits to be made in accordance with the terms of the Release.

Termination by Clear Channel Outdoor for Cause. If Clear Channel Outdoor terminates Mr. Eccleshare’s employment for Cause, Clear Channel Outdoor will pay to Mr. Eccleshare any Accrued Base Salary and any Accrued Obligations.

Termination by Clear Channel Outdoor without Cause / Termination by Mr. Eccleshare for Good Cause / Failure of Clear Channel Outdoor to offer to extend the employment period. Mr. Eccleshare’s employment may be terminated at any time by Clear Channel Outdoor without Cause by giving Mr. Eccleshare not less than six (6) months prior written notice. If Clear Channel Outdoor terminates Mr. Eccleshare’s employment without Cause, if Mr. Eccleshare terminates employment for Good Cause or if Clear Channel Outdoor fails to offer to extend the employment period, Clear Channel Outdoor will pay/provide to Mr. Eccleshare: (i) any Accrued Base Salary, (ii) any Accrued Obligations and (iii) any amount due during any notice period, garden leave or suspension period. In addition, if Mr. Eccleshare signs the Release, and subject to Mr. Eccleshare’s compliance with his non-competition and non-solicitation agreements, Clear Channel Outdoor will also pay/provide to Mr. Eccleshare: (A) any Unpaid Prior Year Bonus, (B) any Pro-Rata Bonus, (C) the 2019 Equity Award Acceleration and (D) payment of an aggregate amount equal to Mr. Eccleshare’s Base Salary, multiplied by 2.3, and reduced by the total amount of remuneration previously paid to Mr. Eccleshare during any notice period, garden leave or suspension period, which aggregate amount shall be paid in equal installments in accordance with Clear Channel Outdoor’s normal payroll practices for a period of twelve (12) months following the date of such termination (the amounts in (D), the “Continued Salary Payments”), such payments to be made in accordance with the terms of such Release.

Termination by Mr. Eccleshare Without Good Cause / Failure of Mr. Eccleshare to Accept Extension of the Employment Period. Mr. Eccleshare’s employment may be terminated at any time by Mr. Eccleshare without Good Cause by giving the Board not less than ninety (90) days prior written notice. In the event that Mr. Eccleshare terminates employment without Good Cause or Mr. Eccleshare fails to affirmatively accept in writing Clear Channel Outdoor’s extension of the employment period within thirty (30) days after when such extension is offered by Clear Channel Outdoor to him, Clear Channel Outdoor shall pay Mr. Eccleshare any Accrued Base Salary, any Accrued Obligations and, only if Clear Channel Outdoor provides notice of a garden leave or payment in lieu of notice after Mr. Eccleshare has provided notice of termination without Good Cause, any amount due during any garden leave or notice period. Mr. Eccleshare may be required to repay to Clear Channel Outdoor the Second Retention Bonus Payment, and any portion of the 2019 Equity Award Grant that is not vested as of the termination date shall be forfeited on the date of termination.

If Mr. Eccleshare is in breach of his post-employment obligations or covenants, then Mr. Eccleshare will forfeit any right to the pro-rata portion of his continued salary payments described above.

Under the agreement, “Cause” means one or more of the following reasons, as determined by the Board reasonably and in good faith: (i) conduct by Mr. Eccleshare constituting a material act of willful misconduct in connection with the performance of his duties; (ii) continued, willful and deliberate non-performance by Mr. Eccleshare of his duties hereunder (other than by reason of Mr. Eccleshare’s physical or mental illness, incapacity or disability) where such non-performance has continued for more than fifteen (15) business days following written notice of such non-performance; (iii) Mr. Eccleshare’s refusal or failure to follow lawful and reasonable directives consistent with Mr. Eccleshare’s job responsibilities where such refusal or failure has continued for more than fifteen (15) business days following written notice of such refusal or failure; (iv) a criminal conviction of, or a plea of nolo contendere by, Mr. Eccleshare for a felony or material violation of any securities law, including, without limitation, conviction of fraud, theft, or embezzlement or a crime involving moral turpitude; (v) a material breach by Mr. Eccleshare of any of the provisions of the agreement or (vi) a material violation by Mr. Eccleshare of Clear Channel Outdoor’s employment policies regarding harassment.

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Under the agreement, “Good Cause” means (i) a change in Mr. Eccleshare’s reporting line; (ii) a material change in Mr. Eccleshare’s titles, duties or authorities; (iii) a reduction in Mr. Eccleshare’s Base Salary or target annual bonus, other than an across-the-board reduction applicable to all senior executive officers of Clear Channel Outdoor; (iv) a required relocation of more than fifty (50) miles of Mr. Eccleshare’s primary place of employment as of the effective date of the agreement; it being understood, however, that Mr. Eccleshare may be required to travel on business to other locations as may be required or desirable in connection with the performance of his duties specified in the agreement; or (v) a material breach by Clear Channel Outdoor of the terms of the agreement.

Brian D. Coleman

Termination due to Death. If Mr. Coleman’s employment is terminated by his death, Clear Channel Outdoor will pay to his designee or, if no designee, to his estate his accrued and unpaid base salary and any unpaid prior year bonus, if any, through the date of termination, and any payments required under applicable employee benefit plans.

Termination due to Disability. If Mr. Coleman is unable to perform the essential functions of his full-time position for more than 180 days in any 12 month period, Clear Channel Outdoor may terminate his employment. If Mr. Coleman’s employment is terminated due to disability, he will receive all accrued and unpaid base salary and any unpaid prior year bonus, if any, through the date of termination, and any payments required under applicable employee benefit plans.

Termination by Clear Channel Outdoor for Cause. If Clear Channel Outdoor terminates Mr. Coleman’s employment for Cause, Clear Channel Outdoor will pay to Mr. Coleman his accrued and unpaid base salary through the termination date and any payments required under applicable employee benefit plans.

Termination by Clear Channel Outdoor without Cause / Non-renewal by Clear Channel Outdoor / Termination by Mr. Coleman for Good Cause. If Clear Channel Outdoor terminates Mr. Coleman’s employment without Cause or does not renew the agreement, or if Mr. Coleman terminates for Good Cause, Clear Channel Outdoor will pay his accrued and unpaid base salary through the termination date, unpaid prior year bonus, if any, and any payments required under applicable employee benefit plans. In addition, if Mr. Coleman signs a severance agreement and general release of claims in a form satisfactory to Clear Channel Outdoor, Clear Channel Outdoor will pay Mr. Coleman, in periodic payments in accordance with ordinary payroll practices and deductions, Mr. Coleman’s current base salary for twelve (12) months. Further, Mr. Coleman will be eligible for a pro-rata portion of the annual bonus, calculated based upon performance as of the termination date as related to overall performance at the end of the calendar year. Mr. Coleman is eligible only if a bonus would have been earned by the end of the calendar year. Calculation and payment of the bonus, if any, will be pursuant to the plan in effect during the termination year. Notwithstanding anything to the contrary set forth in any equity award agreements, any unvested Clear Channel Outdoor equity awards will vest in full on the date of termination.

Non-Renewal by Mr. Coleman. If Mr. Coleman gives notice of non-renewal of the agreement, Clear Channel Outdoor will pay his accrued and unpaid base salary through the termination date, and any payments required under applicable employee benefit plans. If the termination date is before the end of the then current employment period, and if Mr. Coleman signs a severance agreement and general release of claims in a form satisfactory to Clear Channel Outdoor, then Clear Channel Outdoor will, in periodic payments in accordance with ordinary payroll practices and deductions, pay Mr. Coleman an amount equal to his pro-rata base salary through the end of the then current employment period.

If Mr. Coleman is in breach of any post-employment obligations or covenants, or if Mr. Coleman is hired or engaged in any capacity by any competitor of Clear Channel Outdoor, in Clear Channel Outdoor’s sole discretion, in any location during any severance pay period, the severance payments described above shall cease.

Under the agreement, “Cause” is defined as Mr. Coleman’s: (1) willful misconduct; (2) willful and repeated failure to perform his duties (other than due to disability); (3) willful and repeated failure to follow lawful directives; (4) felony conviction, a plea of nolo contendere to a felony by Mr. Coleman, or other conduct that has or would result in material injury to Clear Channel Outdoor; (5) a material breach of his employment agreement; or (6) a significant violation of Clear Channel Outdoor’s written employment and management policies made known to Mr. Coleman.

The term “Good Cause” includes: (1) a change in reporting lines such that Mr. Coleman no longer reports directly to our Chief Executive Officer; (2) a required relocation of Mr. Coleman’s offices to a location more than 50 miles from the San Antonio metropolitan area; (3) Clear Channel Outdoor’s continued breach of the terms of the

56 Notice and Proxy Statement 2021

agreement after being provided written notice of such breach by Mr. Coleman; (4) a substantial and unusual increase in responsibilities and authority without an offer of additional reasonable compensation as determined by Clear Channel Outdoor in light of compensation for similarly situated employees; (5) a substantial and unusual reduction in responsibilities or authority; or (6) a reduction in Mr. Coleman’s base salary or annual bonus target.

Scott R. Wells

Termination due to Death. If Mr. Wells’ employment is terminated by his death, Clear Channel Outdoor will pay to his designee or, if no designee, to his estate his accrued and unpaid base salary and any unpaid prior year bonus, if any, through the date of termination, any business expenses incurred by Mr. Wells but not yet reimbursed and any other payments required under applicable employee benefit plans (collectively, the “Accrued Obligations”).

Termination due to Disability. If Mr. Wells is unable to perform the essential functions of his full-time position for more than 180 days in any 12-month period, Clear Channel Outdoor may terminate his employment. If Mr. Wells’ employment is terminated, Clear Channel Outdoor will pay all Accrued Obligations to him.

Termination by Clear Channel Outdoor for Cause. If Mr. Wells’ employment is terminated by Clear Channel Outdoor for Cause, Clear Channel Outdoor will pay all Accrued Obligations to him.

Termination by Clear Channel Outdoor without Cause, Non-renewal by Clear Channel Outdoor or Termination by Mr. Wells for Good Reason. If Clear Channel Outdoor terminates Mr. Wells’ employment without Cause or does not renew the agreement, or if Mr. Wells terminates employment for Good Reason, then Clear Channel Outdoor will pay all Accrued Obligations to Mr. Wells. In addition, if Mr. Wells signs a severance agreement and general release of claims in a form satisfactory to Clear Channel Outdoor: (i) Clear Channel Outdoor will pay Mr. Wells, in periodic payments in accordance with ordinary payroll practices and deductions, his current base salary for eighteen (18) months (the “Severance Payments” or “Severance Pay Period”); (ii) Mr. Wells will be eligible for a pro-rata bonus (“Pro-Rata Bonus”), calculated based upon performance as of the termination date as related to overall performance at the end of the calendar year. Mr. Wells will receive such Pro-Rata Bonus only if Mr. Wells would have earned the bonus had Mr. Wells remained employed through the end of the applicable calendar year. Calculation and payment of the bonus, if any, shall be pursuant to the plan in effect during the termination year; (iii) Clear Channel Outdoor will pay Mr. Wells a separation bonus in an amount equal to the target bonus to which Mr. Wells would be entitled for the year in which his employment terminates, payable in a lump sum; (iv) Clear Channel Outdoor will pay Mr. Wells in a lump sum an amount equal to the product of (A) twelve (12) and (B) the COBRA premiums Mr. Wells would be required to pay if he elected pursuant to COBRA to continue the health benefits coverage he had prior to the termination date (less the amount that Mr. Wells would have to pay for such coverage as an active employee) (the “COBRA Payment”), less applicable federal and state withholdings and all other applicable deductions; and (v) any unvested time vesting equity awards scheduled to vest within the twelve (12) month period following the date of termination shall vest in full on the date of termination. Any unvested performance vesting options shall remain eligible to vest for the three (3) month period following the date of termination.

Non-Renewal By Mr. Wells. If Mr. Wells gives notice of non-renewal of the agreement, Clear Channel Outdoor will pay all Accrued Obligations to Mr. Wells. If the termination date is before the end of the then current employment period, then Clear Channel Outdoor will, in periodic payments in accordance with ordinary payroll practices and deductions, pay Mr. Wells an amount equal to Mr. Wells’ pro-rata base salary through the end of the then current employment period.

If Mr. Wells is in breach of any post-employment obligations or covenants, or if Mr. Wells is hired or engaged in any capacity by any competitor of Clear Channel Outdoor, in Clear Channel Outdoor’s sole discretion, in any location during any severance pay period, severance payments shall cease.

Under the agreement, “Cause” is defined as Mr. Wells’: (1) willful misconduct; (2) willful refusal or repeated failure to perform his duties (other than due to disability); (3) willful refusal or repeated failure to follow lawful directives; (4) felony conviction, a plea of nolo contendere, or other criminal conduct that has or would result in material injury to Clear Channel Outdoor’s reputation; (5) a material breach of his employment agreement; or (6) a material violation of Clear Channel Outdoor’s written employment and management policies that has or would result in material injury to Clear Channel Outdoor.

The term “Good Reason” includes: (1) a material reduction in Mr. Wells’ base compensation; (2) a required relocation of Mr. Wells’ residence to a location more than 35 miles from its current location; (3) a material reduction in

Notice and Proxy Statement 2021 57

duties, authority or responsibilities; (4) a requirement that Mr. Wells report to any person of lesser authority than the Chief Executive Officer of Clear Channel Outdoor; or (5) a material breach by Clear Channel Outdoor of the terms of the employment agreement.

Lynn A. Feldman

Termination due to Death. If Ms. Feldman’s employment is terminated by her death, Clear Channel Outdoor will pay to her designee or, if no designee, to her estate her accrued and unpaid base salary and any unpaid prior year bonus, if any, through the date of termination, and any payments required under applicable employee benefit plans.

Termination due to Disability. If Ms. Feldman is unable to perform the essential functions of her full-time position for more than 180 days in any 12 month period, Clear Channel Outdoor may terminate her employment. If Ms. Feldman’s employment is terminated due to disability, she will receive all accrued and unpaid base salary and any unpaid prior year bonus, if any, through the date of termination, and any payments required under applicable employee benefit plans.

Termination by Clear Channel Outdoor for Cause. If Clear Channel Outdoor terminates Ms. Feldman’s employment for Cause, Clear Channel Outdoor will pay to Ms. Feldman her accrued and unpaid base salary through the termination date and any payments required under applicable employee benefit plans.

Termination by Clear Channel Outdoor without Cause / Non-renewal by Clear Channel Outdoor / Termination by Ms. Feldman for Good Cause. If Clear Channel Outdoor terminates Ms. Feldman’s employment without Cause, or if Ms. Feldman terminates for Good Cause, Clear Channel Outdoor will pay her accrued and unpaid base salary through the termination date, unpaid prior year bonus, if any, and any payments required under applicable employee benefit plans. If Clear Channel Outdoor does not renew the agreement, Clear Channel Outdoor will pay her accrued and unpaid base salary through the end of the employment period, unpaid prior year bonus, if any, and any payments required under applicable employee benefit plans. In addition, if Ms. Feldman signs a severance agreement and general release of claims in a form satisfactory to Clear Channel Outdoor, Clear Channel Outdoor will pay Ms. Feldman, in periodic payments in accordance with ordinary payroll practices and deductions, Ms. Feldman’s current base salary for twelve (12) months. Further, Ms. Feldman will be eligible for a pro-rata portion of the annual bonus, calculated based upon performance as of the termination date as related to overall performance at the end of the calendar year. Ms. Feldman is eligible only if a bonus would have been earned by the end of the calendar year. Calculation and payment of the bonus, if any, will be pursuant to the plan in effect during the termination year.

Non-Renewal by Ms. Feldman. If Ms. Feldman gives notice of non-renewal of the agreement in accordance with the terms of the agreement, Clear Channel Outdoor will pay her accrued and unpaid base salary through the end of the then current employment period, unpaid prior year bonus, if any, and any payments required under applicable employee benefit plans.

If Ms. Feldman is in breach of any post-employment obligations or covenants, or if Ms. Feldman is hired or engaged in any capacity by any competitor of Clear Channel Outdoor, in Clear Channel Outdoor’s sole discretion, in any location during any severance pay period, the severance payments described above shall cease.

Under the agreement, “Cause” is defined as Ms. Feldman’s: (1) willful misconduct; (2) material non-performance of her duties (other than due to disability); (3) repeated failure to follow lawful directives; (4) felony conviction, a plea of nolo contendere to a felony by Ms. Feldman, or other conduct that has or would result in material injury to Clear Channel Outdoor’s reputation; (5) a material breach of her employment agreement; or (6) a significant violation of Clear Channel Outdoor’s written employment and management policies.

The term “Good Cause” includes: (1) a material and substantial diminution of duties or responsibilities or Ms. Feldman’s removal as Executive Vice President and/or General Counsel; (2) a required relocation of Ms. Feldman’s principal place of work to a location more than 30 miles from Ms. Feldman’s current location in New York, NY; or (3) a significant reduction in Ms. Feldman’s base salary or annual bonus target.

Jason A. Dilger

Termination due to Death. If Mr. Dilger’s employment is terminated by his death, Clear Channel Outdoor will pay to his designee or, if no designee, to his estate his accrued and unpaid base salary and any unpaid prior year bonus, if any, through the date of termination, and any payments required under applicable employee benefit plans.

58 Notice and Proxy Statement 2021

Termination due to Disability. If Mr. Dilger is unable to perform the essential functions of his full-time position for more than 180 days in any 12 month period, Clear Channel Outdoor may terminate his employment. If Mr. Dilger’s employment is terminated due to disability, he will receive all accrued and unpaid base salary and any unpaid prior year bonus, if any, through the date of termination, and any payments required under applicable employee benefit plans.

Termination by Clear Channel Outdoor for Cause. If Clear Channel Outdoor terminates Mr. Dilger’s employment for Cause, Clear Channel Outdoor will pay to Mr. Dilger his accrued and unpaid base salary through the termination date and any payments required under applicable employee benefit plans.

Termination by Clear Channel Outdoor without Cause / Non-renewal by Clear Channel Outdoor. If Clear Channel Outdoor terminates Mr. Dilger’s employment without Cause or does not renew the agreement, Clear Channel Outdoor will pay his accrued and unpaid base salary through the termination date, unpaid prior year bonus, if any, and any payments required under applicable employee benefit plans. In addition, if Mr. Dilger signs a severance agreement and general release of claims in a form satisfactory to Clear Channel Outdoor, Clear Channel Outdoor will pay Mr. Dilger, in periodic payments in accordance with ordinary payroll practices and deductions, Mr. Dilger’s current base salary for twelve (12) months. Further, Mr. Dilger will be eligible for a pro-rata portion of the annual bonus, calculated based upon performance as of the termination date as related to overall performance at the end of the calendar year. Mr. Dilger is eligible only if a bonus would have been earned by the end of the calendar year. Calculation and payment of the bonus, if any, will be pursuant to the plan in effect during the termination year.

Non-Renewal by Mr. Dilger. If Mr. Dilger gives notice of non-renewal of the agreement, Clear Channel Outdoor will pay his accrued and unpaid base salary through the termination date, and any payments required under applicable employee benefit plans. If the termination date is before the end of the then current employment period, and if Mr. Dilger signs a severance agreement and general release of claims in a form satisfactory to Clear Channel Outdoor, then Clear Channel Outdoor will, in periodic payments in accordance with ordinary payroll practices and deductions, pay Mr. Dilger an amount equal to his pro-rata base salary through the end of the then current employment period.

If Mr. Dilger is in breach of any post-employment obligations or covenants, or if Mr. Dilger is hired or engaged in any capacity by any competitor of Clear Channel Outdoor, in Clear Channel Outdoor’s sole discretion, in any location during any severance pay period, the severance payments described above shall cease.

Under the agreement, “Cause” is defined as Mr. Dilger’s: (1) willful misconduct; (2) non-performance of duties (other than due to disability); (3) failure to follow lawful directives; (4) felony conviction, a plea of nolo contendere to a felony by Mr. Dilger, or other conduct that has or would result in material injury to Clear Channel Outdoor’s reputation; (5) a material breach of his employment agreement; or (6) a significant violation of Clear Channel Outdoor’s written employment and management policies.

Post-Employment Table

The following table describes the potential payments or benefits upon termination, other post-employment scenarios or change in control for each of those named executive officers. The amounts in the table below show only the value of amounts payable or benefits due to enhancements in connection with each scenario, and do not reflect amounts otherwise payable or benefits otherwise due as a result of employment. In addition, the table does not include amounts payable pursuant to plans that are available generally to all salaried employees. The actual amounts to be paid out can only be determined at the time of such change in control or such executive officer’s termination of service.

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Potential Payments Upon Termination or Change in Control(a)

Name	Benefit	Termination with “Cause”	Termination without “Cause” or Resignation for “Good Cause” or “Good Reason”		Termination due to “Disability”		Termination due to Death		Retirement or Resignation without “Good Cause” or “Good Reason”		“Change in Control” without Termination(b)		“Change in Control” with Termination
C. William Eccleshare	Cash payment	$—	$3,493,750	(c)	$618,750	(d)	$618,750	(d)	$308,219	(e)		$—	$3,493,750	(c)
	Vesting of equity awards(f)	—	161,448		3,464,112		3,829,965		572,360				3,829,965
	TOTAL	$—	$3,655,198		$4,082,862		$4,448,715		$880,579		$		$7,323,715

Brian D. Coleman	Cash payment	$—	$942,500	(g)	$—		$—		$—			$—	$942,500	(g)
	Vesting of equity awards(f)	—	$2,264,965		2,092,372		2,092,372		—			—	2,264,965
	TOTAL	$—	$3,947,465		$2,092,372		$2,092,372		$—			$—	$3,207,465

Scott R. Wells	Cash payment	$—	$2,655,000	(h)	$—		$—		$—			$—	$2,655,000	(h)
	Cash value of benefits(i)	—	10,210		—		—		—			—	10,210
	Vesting of equity awards(f)	—	812,688		2,642,130		2,642,130		—			—	3,179,859
	TOTAL	$—	$3,477,898		$2,642,130		$2,642,130		$—			$—	$5,845,069

Lynn A. Feldman	Cash payment	$—	$870,000	(g)	$—		$—		$—			$—	$870,000	(g)
	Vesting of equity awards(f)	—	—		1,500,934		1,500,934		—			—	1,677,519
	TOTAL	$—	$870,000		$1,500,934		$1,500,934		$—				$2,547,519

Jason A. Dilger	Cash payment	$—	$469,900	(g)	$—		$—		$—			$—	$469,900	(g)
	Vesting of equity awards(f)	—	—		402,927		402,927		—			—	448,478
	TOTAL	$—	$469,900		$402,927		$402,927		$—			$—	$918,378

(a)	Amounts reflected in the table were calculated assuming the triggering event occurred on December 31, 2020.

(b)

Amounts reflected in the “Change in Control without Termination” column were calculated assuming that no termination occurred after the change in control. The values of any additional benefits to the named executive officers that would arise only if a termination were to occur after a change in control are disclosed in the footnotes to the “Change in Control with Termination” or other applicable columns.

(c)	Represents the sum of (1) 2.3 times Mr. Eccleshare’s base salary at termination and (2) Mr. Eccleshare’s annual bonus based on actual performance for the year ended December 31, 2020

(d)	Represents Mr. Eccleshare’s annual bonus based on actual performance for the year ended December 31, 2020 pursuant to Mr. Eccleshare’s employment agreement.

(e)

Represents base salary during the 90-day notice period that is required under Mr. Eccleshare’s employment agreement if Clear Channel Outdoor exercises its right to immediately terminate Mr. Eccleshare following his resignation without Good Cause.

(f)

Amounts reflect the value of unvested Clear Channel Outdoor equity awards held by the respective named executive officers on December 31, 2020, that are subject to accelerated vesting. This value is based upon the closing price of Clear Channel Outdoor’s common stock on December 31, 2020 of $1.65, but it excludes stock options with an exercise price exceeding the closing price of Clear Channel Outdoor’s common stock on December 31, 2020. The value of vested equity awards and equity awards that continue to vest and/or remain exercisable following termination (but vesting is not accelerated) are not included in this table.

(g)

Represents the sum of (1) 1.0 times the named executive officer’s base salary at termination and (2) the named executive officer’s annual bonus based on actual performance for the year ended December 31, 2020 pursuant to the named executive officer’s employment agreement.

(h)

Represents the sum of (1) 1.5 times Mr. Wells’ base salary at termination, (2) Mr. Wells’ annual bonus based on actual performance for the year ended December 31, 2020 and (3) his annual target bonus for the year ended December 31, 2020, pursuant to Mr. Wells’ employment agreement.

(i)

The values associated with the continued provision of health benefits are based on COBRA premiums for health insurance less the amount Mr. Wells would have paid to continue the same coverage if he remained employed) for the 12 months following termination, pursuant to Mr. Wells’ employment agreement.

60 Notice and Proxy Statement 2021

PAY RATIO

As required by Item 402(u) of Regulation S-K, we are providing pay ratio information about the relationship of the annual total compensation of our employees and the annual total compensation of Mr. C. William Eccleshare, our Chief Executive Officer. The rules adopted by the SEC require a registrant to identify its median employee only once every three years if there has been no change to the registrant’s employee population or employee compensation arrangements that would result in a significant change to the pay ratio disclosure. Because we have had no changes to our employee population or compensation arrangements that would significantly impact our pay ratio disclosure, the employee representing the median-paid employee for 2020 is the same employee selected for 2019. For 2020, our last completed fiscal year:

•	the median of the annual total compensation of all employees of our company (other than our CEO), was $48,789; and

•	the annual total compensation of our CEO, as reported in the Summary Compensation Table presented elsewhere in this Proxy Statement, was $4,537,958.

Based on this information, for 2020 the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all employees was 93 to 1.

Methodology, Assumptions and Estimates Used in Determining our Pay Ratio Disclosure

In determining the pay ratio calculation, we used the methodology, assumptions and estimates set forth below. We believe the pay ratio included in this information is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.

1.

The “median employee” that was used for purposes of calculating the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all employees in 2020 is the same employee that was identified for purposes of our 2019 disclosure. There has been no change in our employee population or employee compensation arrangements since that median employee was identified that we believe would significantly impact our pay ratio disclosure. We selected December 31, 2019, which is within the last three months of 2019, as the date upon which we would identify the median employee.

2.	We determined that, as of December 31, 2019, our employee population consisted of approximately 5,929 individuals working at Clear Channel Outdoor and its consolidated subsidiaries.

3.

Of our employee population as of December 31, 2019, 1,708 were U.S. employees and 4,221 were non-U.S. employees. We excluded employees who are located in the jurisdictions set forth below from the determination of median employee, under the de minimis exception in the SEC rules.

Country	Number of Employees
Estonia, Lithuania and Latvia	24
Ireland	51
Total Excluded Employees	75

In total, the excluded employees represented 1.3% of our combined U.S. and non-U.S. workforce as of December 31, 2019.

4.

For purposes of measuring the compensation of our employee population, we selected total cash compensation. Total cash compensation includes base salary, hourly pay, overtime, bonuses and commissions, as reported on our payroll records. We measured total cash compensation of the employees included in the calculation over the twelve-month period ended December 31, 2019.

5.

We gathered our total cash compensation information for the twelve-month period ended December 31, 2019 from payroll records of each of our business units and applied this compensation measure consistently to all our employees included in the calculation. We annualized the total cash compensation of permanent employees hired during the year. We did not make any other annualizing adjustments, and we

Notice and Proxy Statement 2021 61

did not make any cost-of-living adjustments in identifying the median employee. Amounts in foreign currency were converted from local currency to U.S. dollars using the average daily exchange rate of each country’s respective currency to U.S. dollars for the twelve months ended December 31, 2019.

6.

Once we identified the median employee, we identified and calculated the elements of such employee’s compensation for 2020 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $48,789. With respect to the annual total compensation of our CEO, we used the amount reported in the “Total” column of our 2020 Summary Compensation Table included in this Proxy Statement.

RELATIONSHIP OF COMPENSATION POLICIES AND PROGRAMS TO RISK MANAGEMENT

In consultation with the Compensation Committee, management conducted an assessment of whether Clear Channel Outdoor’s compensation policies and practices encourage excessive or inappropriate risk taking by our employees, including employees other than our named executive officers. The assessment analyzed the risk characteristics of our business and the design and structure of our incentive plans and policies. Although a significant portion of our executive compensation program is performance-based, the Compensation Committee has focused on aligning Clear Channel Outdoor’s compensation policies with the long-term interests of Clear Channel Outdoor and avoiding rewards or incentive structures that could create unnecessary risks to Clear Channel Outdoor.

Management reported its findings to the Compensation Committee, which agreed with management’s assessment that our plans and policies do not encourage excessive or inappropriate risk taking and determined such policies or practices are not reasonably likely to have a material adverse effect on Clear Channel Outdoor.

DIRECTOR COMPENSATION

The individuals who served as members of our Board during 2020 are set forth in the table below. Only our independent directors are compensated for serving as directors of Clear Channel Outdoor.

On April 30, 2019, our board of directors approved a director compensation program for independent directors providing for an annual retainer of $75,000 in cash and $150,000 in equity (provided that the first of such annual equity grants will be $100,000 in equity and $150,000 in equity thereafter). The equity will be in the form of RSUs and will be granted annually beginning in 2019, with vesting prior to the subsequent year’s annual meeting of stockholders. Directors have the option to choose to receive up to 100% of their retainer in RSUs.

Non-independent directors do not receive additional fees for meeting attendance. The Chair of our board of directors (as long as the Chair is not an employee) receives an annual fee of $50,000, the Chair of the Audit Committee receives an annual fee of $25,000, the Chair of the Compensation Committee receives an annual fee of $20,000 and the Chair of the Nominating and Corporate Governance Committee will receive an annual fee of $10,000. Members of the Audit Committee (other than the Chair) receive an annual fee of $15,000, members of the Compensation Committee (other than the Chair) receive an annual fee of $10,000 and members of the Nominating and Corporate Governance Committee (other than the Chair) receive an annual fee of $7,500.

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Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Stock Awards(a) ($)	Option Awards(a) ($)	Total ($)
John Dionne	—	$247,499	—	$247,499
Lisa Hammitt	$92,500	$149,999	—	$242,499
Andrew Hobson	$100,000	$149,999	—	$249,999
Thomas King	—	$244,998	—	$244,998
Joe Marchese	—	$242,499	—	$242,499
W. Benjamin Moreland	—	$274,998	—	$274,998
Mary Teresa Rainey(b)	$102,474	$149,999	—	$252,473
Jinhy Yoon	—	—	—	—

(a)

Amounts in the Stock Awards and Option Awards columns reflect the full grant date fair value of stock and options awarded under our 2012 Amended and Restated Stock Incentive Plan during 2019, computed in accordance with the requirements of FASB ASC Topic 718, but excluding any impact of estimated forfeiture rates as required by SEC regulations.

On February 26, 2020, each of Messrs. Dionne, Hobson, King, Marchese and Moreland and Mses. Hammitt and Rainey received a 2020 annual equity grant of 73,529 time-vesting RSUs which vested 100% on January 1, 2021.

In addition, Messrs. Dionne, King, Marchese and Moreland elected to receive their annual retainer and Committee fees in the form of time-based RSUs. Mr. Dionne received 47,794 RSUs, Mr. King received 46,568 RSUs, Mr. Marchese received 45,343 RSUs and Mr. Moreland received 61,274 RSUs. Each award vested one-fourth on each of April 1, 2020, July 1, 2020, October 1, 2020 and January 1, 2021.

For the restricted stock unit awards, the grant date fair value is based on the closing price of our common stock on the date of grant.

For further discussion of the assumptions made in valuation, see also Note 13-Stockholders’ Deficit beginning on page 99 of our 2020 Annual Report on Form 10-K.

(b)

The cash fees paid to Ms. Rainey were converted to GBP based on the exchange rate at the time of payment. Amounts shown here have been converted back to USD based on the average 2020 exchange rate of £1=$1.2827.

Notice and Proxy Statement 2021 63

EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes information as of December 31, 2020 relating to our equity compensation plans pursuant to which grants of options, restricted stock or other rights to acquire shares may be granted from time to time.

	Number of Securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-Average exercise price of outstanding options, warrants and rights(1)	Number of Securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (A))
Plan Category	(A)		(B)	(C)
Equity Compensation Plans approved by security holders(2)	26,363,321	(3)	$5.50	2,636,952
Equity Compensation Plans not approved by security holders	—		—	—
Total	26,363,321		$5.50	2,636,952

(1)

The weighted-average exercise price is calculated based solely on the exercise prices of the outstanding options and does not reflect the shares that will be issued upon the vesting of outstanding awards of RSUs or PSUs, which have no exercise price.

(2)

Represents the 2005 Stock Incentive Plan and the 2012 Amended and Restated Stock Incentive Plan. The 2005 Stock Incentive Plan automatically terminated (other than with respect to outstanding awards) upon stockholder approval of the 2012 Stock Incentive Plan at our Annual Meeting of Stockholders on May 18, 2012 and, as a result, there are no shares available for grant under the 2005 Stock Incentive Plan.

(3)

This number includes shares subject to outstanding awards granted, of which 4,573,371 shares are subject to outstanding options, 13,867,190 shares are subject to outstanding time-based RSUs and 7,922,760 shares are subject to outstanding PSUs, assuming a maximum level of performance is achieved. 1,997,960 shares subject to outstanding restricted stock awards have been excluded.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Securities Exchange Act requires Clear Channel Outdoor’s directors, executive officers and beneficial owners of more than 10% of any class of equity securities of Clear Channel Outdoor to file reports of ownership and changes in ownership with the SEC.

To our knowledge, based solely on review of the reports filed electronically with the SEC and written representations that no other reports were required, during the fiscal year ended December 31, 2020, our officers, directors and greater than 10% beneficial owners timely filed all required Section 16(a) reports.

COMPENSATION COMMITTEE

INTERLOCKS AND INSIDER PARTICIPATION

During 2020, Messrs. King and Marchese and Ms. Hammitt served as the members of our Compensation Committee. There were no “interlocks” among any of the directors who served as members of our Compensation Committee and any of our executive officers during 2020 and as of the date of this proxy statement. During 2020, no member of our Compensation Committee simultaneously served as an executive officer of Clear Channel Outdoor. No member of our Compensation Committee had a relationship with us that requires disclosure under Item 404 of Regulation S-K.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

POLICY ON REVIEW, APPROVAL OR RATIFICATION OF TRANSACTIONS WITH RELATED PERSONS

We have adopted formal written policies and procedures for the review, approval or ratification of certain related party transactions involving us and one of our executive officers, directors or nominees for director, or owner of more than 5% of any class of our voting securities, and which may be required to be reported under the SEC disclosure rules. Such transactions must be pre-approved by the Audit Committee of our Board (other than the directors involved, if any) or by a majority of disinterested directors. In addition, if our management, in consultation with our Chief Executive Officer or Chief Financial Officer, determines that it is not practicable to wait until the next Audit Committee meeting to approve or ratify a particular transaction, then the Board has delegated authority to the Chair of the Audit Committee to approve or ratify such transactions. The Chair of the Audit Committee reports to the Audit Committee any transactions reviewed by him or her pursuant to this delegated authority at the next Audit Committee meeting. The primary consideration with respect to the approval of related party transactions is the overall fairness of the terms of the transaction to us. The related party transactions described below in this proxy statement were ratified or approved by the Audit Committee or a special committee of the disinterested directors pursuant to these policies and procedures.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS IN CONNECTION WITH THE SEPARATION

Following the separation of Clear Channel Outdoor from iHeartMedia, Inc. (iHeartMedia”) on May 1, 2019 (the “Separation”), Clear Channel Outdoor and iHeartMedia operate separately, each as an independent public company. Prior to the Separation, Clear Channel Outdoor and iHeartMedia entered into a Settlement and Separation Agreement (the “Separation Agreement”) and several other agreements to effect the merger of Clear Channel Outdoor and the old Clear Channel Outdoor Holdings, Inc., with Clear Channel Outdoor surviving, and the Separation and provide a framework for Clear Channel Outdoor’s relationship with iHeartMedia after the Separation. These agreements govern the relationships between Clear Channel Outdoor and iHeartMedia subsequent to the completion of the Separation. In addition to the Separation Agreement, these agreements include: the Merger Agreement; the Transition Services Agreement; the New Tax Matters Agreement; the New EBIT Agreement; and the iHeartCommunications Line of Credit.

Pursuant to the Transition Services Agreement, iHM Management Services provided us with certain administrative and support services and other assistance which we will utilize in the conduct of our business as such business was conducted prior to the Separation, for one year from the effective date of the Separation (subject to certain rights we hold to extend up to one additional year, as described below). The transition services include, among other things, (a) treasury, payroll and other financial related services, (b) certain executive officer services, (c) human resources and employee benefits, (d) legal and related services, (e) information systems, network and related services, (f) investment services and (g) procurement and sourcing support. The Transition Services Agreement was terminated in August 2020.

The New EBIT Agreement terminated concurrently with the Transition Services Agreement.

The New Tax Matters Agreement allocates the responsibility of the iHeart Group, on the one hand, and the Outdoor Group, on the other, for the payment of taxes arising prior and subsequent to, and in connection with, the Separation. The New Tax Matters Agreement continues and remains in full force and effect.

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AUDIT COMMITTEE REPORT

The following Report of the Audit Committee concerns the Audit Committee’s activities regarding oversight of Clear Channel Outdoor’s financial reporting and auditing process and does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Securities Exchange Act, except to the extent Clear Channel Outdoor specifically incorporates this Report by reference therein.

The Audit Committee is comprised solely of independent directors and it operates under a written charter adopted by the Board. The charter reflects standards set forth in SEC regulations and NYSE rules. In addition, the composition of the Audit Committee, the attributes of its members and the responsibilities of the Audit Committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The Audit Committee reviews and assesses the adequacy of its charter on an annual basis. The full text of the Audit Committee’s charter can be found on Clear Channel Outdoor’s website at www.investor.clearchanneloutdoor.com.

As set forth in more detail in the charter, the Audit Committee assists the Board in its general oversight of Clear Channel Outdoor’s financial reporting, internal control and audit functions. Management is responsible for the preparation, presentation and integrity of Clear Channel Outdoor’s financial statements, accounting and financial reporting principles and internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. Ernst & Young LLP, the independent registered public accounting firm that serves as Clear Channel Outdoor’s independent auditor, is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with United States generally accepted accounting principles, as well as expressing an opinion on the effectiveness of internal control over financial reporting.

The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent auditor, nor can the Audit Committee certify that the independent auditor is “independent” under applicable rules. The Audit Committee serves a Board-level oversight role, in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors and the experience of the Audit Committee’s members in business, financial and accounting matters.

Among other matters, the Audit Committee monitors the activities and performance of Clear Channel Outdoor’s internal and external auditors, including the audit scope and staffing, external audit fees, auditor independence matters and the extent to which the independent auditor may be retained to perform non-audit services. Subject to the consent of our corporate parent, the Audit Committee has ultimate authority and responsibility to select, evaluate and, when appropriate, replace Clear Channel Outdoor’s independent auditor. The Audit Committee also reviews the risk management and compliance processes and internal controls over financial reporting and the results of the internal and external audit work with regard to the adequacy and appropriateness of Clear Channel Outdoor’s financial, accounting and internal controls. Management and independent auditor presentations to and discussions with the Audit Committee also cover various topics and events that may have significant financial impact or are the subject of discussions between management and the independent auditor. In addition, the Audit Committee generally oversees Clear Channel Outdoor’s internal compliance programs.

The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Audit Committee’s charter.

In overseeing the preparation of Clear Channel Outdoor’s financial statements, the Audit Committee met with both management and Clear Channel Outdoor’s independent auditors to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee’s review included discussion with the independent auditors of matters required to be discussed pursuant to the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission.

With respect to Clear Channel Outdoor’s independent auditors, the Audit Committee, among other things, discussed with Ernst & Young LLP matters relating to its independence, and received from the independent auditors

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their letter and the written disclosures required by applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young LLP’s communications with the Audit Committee concerning independence.

On the basis of these reviews and discussions, the Audit Committee recommended to the Board of Directors that Clear Channel Outdoor’s audited financial statements be included in Clear Channel Outdoor’s Annual Report on Form 10-K for the year ended December 31, 2020, for filing with the Securities and Exchange Commission.

Respectfully submitted,

THE AUDIT COMMITTEE
Andrew Hobson, Chair
John Dionne
Mary Teresa Rainey

Notice and Proxy Statement 2021 67

AUDITOR FEES

The following fees for services provided by Ernst & Young LLP were incurred by Clear Channel Outdoor with respect to the years ended December 31, 2020 and 2019:

	Years Ended December 31,
(In thousands)	2020	2019
Audit Fees(a)	$5,371	$5,662
Audit-Related Fees(b)	77	62
Tax Fees(c)	2,501	1,376
All Other Fees(d)	17	60
Total Fees for Services	$7,966	$7,160

(a)

Audit Fees include professional services rendered for the audit of annual financial statements and reviews of quarterly financial statements. This category also includes fees for statutory audits required internationally, services associated with documents filed with the SEC and in connection with securities offerings and private placements, work performed by tax professionals in connection with the audit or quarterly reviews and accounting consultation and research work necessary to comply with financial reporting and accounting standards.

(b)

Audit-Related Fees include assurance and related services not reported under annual Audit Fees that reasonably relate to the performance of the audit or review of our financial statements and are not reported under Audit Fees, including attest and agreed-upon procedures services not required by statute or regulations, information systems reviews, due diligence related to mergers and acquisitions and employee benefit plan audits required internationally.

(c)

Tax Fees include professional services rendered for tax compliance and tax planning advice provided domestically and internationally, except those provided in connection with the audit or quarterly reviews. Of the $2,501,000 in Tax Fees and $1,376,300 in Tax Fees with respect to 2020 and 2019, respectively, $76,000 and $26,100, respectively, was related to tax compliance services.

(d)	All Other Fees include fees for products and services other than those in the above three categories. This category includes permitted corporate finance services and certain advisory services.

Clear Channel Outdoor’s Audit Committee has considered whether Ernst & Young LLP’s provision of non-audit services to Clear Channel Outdoor is compatible with maintaining Ernst & Young LLP’s independence.

The Audit Committee pre-approves all audit and permitted non-audit services (including the fees and terms thereof) to be performed for Clear Channel Outdoor by its independent auditor. The Chair of the Audit Committee may represent the entire committee for the purposes of pre-approving permissible non-audit services, provided that the decision to pre-approve any service is disclosed to the Audit Committee no later than its next scheduled meeting.

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PROPOSAL 2: ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION

We are asking our stockholders to approve an advisory resolution on our executive compensation as reported in this proxy statement. As described above in the Compensation Discussion and Analysis section of this proxy statement, we believe that compensation of our named executive officers should be directly and materially linked to operating performance. The fundamental objective of our compensation program is to attract, retain, and motivate top quality executives through compensation and incentives which are competitive with the various labor markets and industries in which we compete for talent and which align the interests of our executives with the interests of our stockholders.

Overall, we have designed our compensation program to:

•	support our business strategy and business plan by clearly communicating what is expected of executives with respect to goals and results and by rewarding achievement;

•	recruit, motivate and retain executive talent; and

•	align executive performance with stockholder interests.

We urge stockholders to read the Compensation Discussion and Analysis section of this proxy statement, which describes in more detail how our executive compensation policies and procedures operate and are designed to achieve our compensation objectives, as well as the Summary Compensation Table and other related compensation tables and narrative, appearing in this proxy statement, which provide detailed information on the compensation of our named executive officers.

In accordance with Section 14A of the Securities Exchange Act and as a matter of good corporate governance, we are asking stockholders to approve the following advisory resolution at our annual meeting:

RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the proxy statement for the 2021 annual meeting of stockholders pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the Summary Compensation Table and the related compensation tables, notes and narrative.

This resolution, commonly referred to as a “say-on-pay” resolution, is advisory, which means that the vote is not binding on Clear Channel Outdoor, our Board or our Compensation Committee. The vote on this resolution is not intended to address any specific element of compensation, but rather is related to the overall compensation of our named executive officers, as described in this proxy statement pursuant to the rules of the SEC. Although non-binding, the Board and the Compensation Committee will review and consider the voting results when making future decisions regarding our executive compensation program.

The Board recommends that you vote “FOR” approval of the advisory resolution on executive compensation above. Properly submitted proxies will be so voted unless stockholders specify otherwise.

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PROPOSAL 3: APPROVAL OF THE ADOPTION OF THE CLEAR CHANNEL OUTDOOR HOLDINGS, INC. 2012 SECOND AMENDED AND RESTATED EQUITY INCENTIVE PLAN

Our Board approved and adopted the Clear Channel Outdoor Holdings, Inc. 2012 Second Amended and Restated Stock Incentive Plan (as amended and restated, the “2021 Plan”) on February 23, 2021, subject to the approval our stockholders. If we do not obtain stockholder approval of the 2021 Plan, the current 2012 Amended and Restated Stock Incentive Plan (the “Prior Incentive Plan”) will remain in effect, without giving effect to the proposed amendment and restatement described herein, and will expire in accordance with its terms on March 23, 2027.

The Board adopted the 2021 Plan as a broad-based incentive compensation plan that provides for granting stock options, stock appreciation rights, restricted stock, restricted stock units (“RSUs”), and performance-based cash and stock awards. The Board believes that our success and long-term progress are dependent upon attracting and retaining our directors, officers, employees, consultants, and advisers, and aligning the interests of such individuals with those of our stockholders. The 2021 Plan gives the Compensation Committee the maximum flexibility to use various forms of incentive awards as part of our overall compensation program.

The following information regarding the 2021 Plan is being provided to you in connection with the solicitation of proxies for the approval of the 2021 Plan.

BACKGROUND

The 2021 Plan is necessary for us to continue to attract, retain and motivate our executives, employees and directors through the grant of stock options, stock appreciation rights, restricted stock, restricted stock units and performance-based cash and stock awards. One of the principal objectives of our compensation program is to align the interests of our executives, employees and directors with those of our stockholders. In order to do so, we rely on our ability to grant equity awards that directly link compensation to our stock price performance over time.

We believe that our success depends, in large part, on our ability to attract, retain and motivate employees with experience and ability. Our equity-based compensation plays a critical role in attracting, retaining and motivating those employees and in aligning their compensation with stockholder interests. Equity awards are a key competitive element of our total compensation package, without which we would be challenged to recruit top talent from a competitive marketplace for human capital. We use equity awards with multi-year vesting and/or performance metrics as a retentive tool in order to strengthen our ability to retain top talent and encourage long-term service. We also use equity awards to recognize individual contributions, to reward achievement of Clear Channel Outdoor goals and to promote the creation of long-term stockholder value by closely aligning the interests of executives, employees and directors with those of our stockholders.

As of February 28, 2021, there were 1,302,510 shares of our common stock available for future grants under the Prior Incentive Plan, assuming outstanding performance-based awards are counted at “maximum”. We estimate that that the shares available for future awards, including the 35,000,000 additional shares if the 2021 Plan is approved, will be sufficient for equity awards for four to six years. However, the proposed share reserve could last for a shorter or longer period of time, such as might be the case if we experience unexpected opportunities to grow the business beyond our current annual operating plan, if we modify our long-term incentive mix and design, or if our stock price changes materially.

If our stockholders do not approve the 2021 Plan, we expect the share reserve under the Prior Incentive Plan to be exhausted within one year and thereafter we would no longer be able to grant equity awards as part of our total compensation package. In that event, we may need to consider other compensation alternatives, such as increasing cash compensation, which would have a negative impact on our reported results of operations, and we would be at a severe competitive disadvantage if we could not use equity awards to recruit and retain top talent. The Board believes that approval of the 2021 Plan will enable us to continue to grant equity awards in a manner that is consistent with market practices, which is important to allow us to competitively attract, retain, reward and motivate our executives, employees, and directors, who are critical to achieving our business goals.

70 Notice and Proxy Statement 2021

Each year, the Compensation Committee and our management review our overall compensation strategy and determine the allocations of cash and equity compensation in light of our pay for performance philosophy. In determining the proposed share reserve under the 2021 Plan, and analyzing the impact of using equity awards as a means of compensation on our stockholders, the Compensation Committee considered: current market practices in the use of equity compensation; that we have not requested additional shares from stockholders since 2012; that the shares currently available under the Prior Incentive Plan may not be sufficient for awards to be granted in 2021; our historical and expected future burn rate; the potential dilution of the 2021 Plan (as described below); our current stock price; recent experiences with respect to the value of equity awards expected by employees; and advice of the Compensation Committee’s compensation consultant.

Our Board believes that the proposed share reserve under the 2021 Plan represents a reasonable amount of potential dilution in light of the foregoing factors, is aligned with the practices of our compensation peer group, and will allow us to continue awarding equity awards, a critical component of our overall compensation program. Although the use of equity is an important part of our compensation program, we are mindful of our responsibility to our stockholders in granting equity awards. We remain committed to effectively managing our share reserves for equity compensation while minimizing stockholder dilution.

HISTORICAL SHARE USAGE AND DILUTION

The following table sets forth information regarding awards granted and the burn rate for each of the last three fiscal years and the average burn rate over such period. For each fiscal year, the burn rate has been calculated as the quotient of (1) awards granted in such year divided by (2) the weighted average number of shares of our common stock outstanding at the end of such year.

	Fiscal Year Ended December 31			Three-Year Average
	2020	2019	2018
Equity Awards Granted	14,546,331	8,650,624	2,050,406	8,409,749

Weighted Average Shares Outstanding	464,521,686	413,086,954	361,739,717	413,116,119
Burn Rate	3.1%	2.1%	0.6%	2.0%

The Prior Plan is our only active employee equity plan with shares available for future issuance. The table below outlines key information regarding all of Clear Channel’s outstanding equity awards as of February 28, 2021 and the impact on potential dilution (or overhang) levels based on our shares of common stock outstanding and our request of 35,000,000 additional shares of common stock to be available for awards pursuant to the 2021 Plan.

Share Allocation and Potential Dilution as of 2/28/2021
Common stock outstanding	467,857,615

Outstanding full value awards under the Prior Incentive Plan(1)	25,059,564

Stock options outstanding	4,113,338

Weighted average exercise price	$5.44

Weighted average remaining contractual life	5.81 years

Share remaining for future issuance under the Prior Incentive Plan(1)	1,302,510

Current fully diluted overhang under Prior Plan	6.1%

Shares requested under the 2021 Plan	35,000,000

Potential fully diluted overhang assuming 2021 Plan approval	12.3%

(1)	For purposes of this calculation, we used the most recent available number of common shares outstanding which is as of January 31, 2021.

(2)	For purposes of this calculation, we counted the shares subject to our performance-based restricted stock units (“PSUs”) using the maximum number of shares of common stock issuable under such awards.

Notice and Proxy Statement 2021 71

AMENDMENTS

The 2021 Plan is consistent in substance with the Prior Incentive Plan, but with several updates, including that the 2021 Plan:

•	imposes a $500,000 limit on the fair value of awards that may be granted and all cash retainers that may be paid to any non-employee director during any calendar year;

•	eliminates the prescriptive performance vesting criteria in light of the recent changes to Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) (as described below);

•

provides that any dividends and other distributions payable with respect to an award shall be distributed to the award holder only if, when and to the extent such award vests. The value of dividends and other distributions payable with respect to award that do not vest shall be forfeited;

•

provides that without shareholder approval, the terms of outstanding awards may not be amended to reduce the exercise price of outstanding options or SARs or cancel outstanding options or SARs in exchange for cash, other awards or options or SARs with an exercise price that is less than the exercise price of the original options or SARs without stockholder approval; and

•

provides that upon a change in control, unvested awards will not automatically be accelerated and outstanding awards may be, at the Compensation Committee’s discretion, continued, assumed, substituted, settled in cash, cancelled after allowing a period for the participant to exercise (only for awards subject to exercise), or accelerated, in each case subject to specific requirements described more fully below.

HIGHLIGHTS OF THE 2021 PLAN’S BEST PRACTICES

The 2021 Plan combines compensation and governance best practices, including the following features:

•	performance-based awards as a core component;

•	express prohibition of repricing of stock options and stock appreciation rights (“SARs”);

•	awards are subject to clawback under the Company’s policy as well as legal requirements;

•	the exercise price of a stock option or SAR award may not be less than the fair market value of the stock on the date of grant;

•	annual compensation cap of $500,000 for non-employee directors;

•	no evergreen provision;

•	no tax gross-ups or reload grants; and

•	no dividends or other distributions payable with respect to plan awards unless and until the underlying award vests.

PLAN SUMMARY

The principal features of the 2021 Plan are summarized below. This summary does not purport to be complete, and is qualified in its entirety by reference to the full text of the 2021 Plan attached as Appendix A to this Proxy Statement.

Administration

The 2021 Plan will be administered by the Compensation Committee; however, the full Board of Directors will have sole responsibility and authority for making and administering awards to any of our non-employee directors. Subject to the terms of the 2021 Plan, the Compensation Committee has authority to (1) select the individuals that may participate in the plan, (2) prescribe the terms and conditions of each participant’s award and make amendments thereto, (3) construe, interpret, and apply the provisions of the 2021 Plan and of any award made under the plan, and (4) take all other actions necessary to administer the 2021 Plan. The Compensation Committee may delegate any of its responsibilities and authority to other persons, subject to applicable law.

72 Notice and Proxy Statement 2021

Shares Covered by the 2021 Plan

Subject to adjustments as required or permitted by the 2021 Plan’s terms, under the 2021 Plan, we may issue a total of (1) 35,000,000 shares of our common stock, $0.01 par value per share, plus (2) 29,142,027, which represents the number of shares of our common stock reserved under the plan on February 16, 2012 and of which 1,302,510 shares of our common stock remain available for issuance under the plan as of February 28, 2021, plus (3) the number of shares of common stock granted under the Company’s 2005 Stock Incentive Plan, as amended and restated, that would be considered “Lapsed Awards” under Section 3.2 of the 2021 Plan (as more fully described below) had they been granted under the 2021 Plan. The closing sale price of our common stock as of February 28, 2021 was $1.72.

The following shares are not taken into account in applying these limitations: (1) shares covered by awards that expire or are canceled, forfeited, settled in cash, or otherwise terminated; (2) shares delivered to us or withheld by us for the payment or satisfaction of purchase price or tax withholding obligations associated with the exercise or settlement of an award; and (3) shares covered by stock-based awards assumed by us in connection with the acquisition of another company or business (collectively, “Lapsed Awards”).

Individual Award Limitations

In any calendar year, the maximum aggregate grant date fair value of all awards granted to an individual non-employee director and cash fees paid by the Company to such non-employee director outside of the 2021 Plan shall not exceed $500,000.

Dividends

Any dividends, dividend equivalents, or other distributions payable with respect to any award under the 2021 Plan will be distributed to the award holder only if, when and to the extent the underlying award vests. The value of dividends dividend equivalents and other distributions payable with respect to awards that do not vest are forfeited.

Eligibility

Awards may be made under the 2021 Plan to any of our or our subsidiaries’ present or future directors, officers, employees, consultants, or advisers. As of February 28, 2021, there were approximately 4,932 employees and 7 non-employee directors who were eligible to receive awards under the 2021 Plan, and, as of February 28, 2021, 167 employees and 7 non-employee directors participated in the 2021 Plan.

Forms of Award

Stock Options and Stock Appreciation Rights. We may grant stock options that qualify as “incentive stock options” under Section 422 of the Code (“ISOs”), as well as stock options that do not qualify as ISOs. However, no ISOs may be granted subsequent to the tenth anniversary of the date that the 2021 Plan is adopted. We also may grant SARs. In general, a SAR gives the holder the right to receive the appreciation in value of the shares of our common stock covered by the SAR from the date the SAR is granted to the date the SAR is exercised. The per share exercise price of a stock option and the per share base value of a SAR may not be less than the fair market value per share of common stock on the date the stock option or SAR is granted. We may not amend the terms of outstanding awards to reduce the exercise price of outstanding stock options or SARs or to cancel outstanding options or SARs in exchange for cash, other awards or options or SARs with an exercise price that is less than the exercise price of the original options or SARs without stockholder approval. Generally, the term of a stock option is ten years; provided, however, the term of an ISO granted to a 10% stockholder may not be greater than five years and the exercise price may not be less than 110% of the fair market value per share of our common stock on the date the option is granted.

The Compensation Committee may impose such exercise, forfeiture, and other terms and conditions as it deems appropriate with respect to stock options and SARs. The exercise price under a stock option may be paid in cash or in any other form or manner permitted by the Compensation Committee, including without limitation, payment of previously-owned shares of our common stock or payment pursuant to broker-assisted cashless exercise procedures. Methods of exercise and settlement and other terms of SARs will be determined by the Compensation Committee.

Notice and Proxy Statement 2021 73

The Compensation Committee may establish such exercise and other conditions applicable to an option following the termination of the optionee’s employment or other service with us and our subsidiaries as the Compensation Committee deems appropriate on a grant-by-grant basis.

Restricted Stock and RSUs. The 2021 Plan authorizes the Compensation Committee to make restricted stock awards, pursuant to which shares of the common stock are issued to designated participants subject to transfer restrictions and vesting conditions. Subject to such conditions as the Compensation Committee may impose, the recipient of a restricted stock award may be given the rights to vote and receive dividends on shares covered by the award pending the vesting or forfeiture of the shares.

RSUs generally consist of the right to receive shares of common stock in the future, subject to such conditions as the Compensation Committee may impose including, for example, continuing employment or service for a specified period of time or satisfaction of specified performance criteria. Prior to settlement, RSUs do not carry voting, dividend, or other rights associated with stock ownership; however, dividend equivalents may accrue if the Compensation Committee so determines, but such dividend equivalents will not be payable unless and until such RSUs vest.

Unless the Compensation Committee determines otherwise, shares of restricted stock and non-vested RSUs will be forfeited upon the recipient’s termination of employment or other service with the Company and its subsidiaries.

Other Stock-Based Awards. The 2021 Plan gives the Compensation Committee broad discretion to grant other types of equity-based awards, including, for example, dividend equivalent payment rights, phantom shares, bonus shares, and PSUs and to provide for settlement in cash and/or shares. The 2021 Plan also allows non-employee directors to elect to receive all or part of their annual retainers in the form of shares of the common stock in lieu of cash.

Performance-Based Awards. The Compensation Committee may also grant performance-based awards under the 2021 Plan. In general, performance awards provide for the payment of cash and/or shares of common stock upon the achievement of objective, predetermined performance objectives established by the Compensation Committee.

Adjustments of Awards

Generally, in the event of a split-up, spin-off, recapitalization, or consolidation of shares or any similar capital adjustment, or a change in the character or class of shares covered by the 2021 Plan or any award made pursuant to the plan, we will adjust (1) the maximum number of shares of common stock which may be issued under the 2021 Plan, (2) the maximum number of shares of common stock which may be covered by awards made to an individual in any calendar year, (3) the number of shares of common stock subject to outstanding awards, and (4) where applicable, the exercise price, base price, target market price, or purchase price under outstanding awards, as required to equitably reflect the effect on the common stock of such transactions or changes.

Change in Control

In connection with a change in control (as defined in the 2021 Plan), except as otherwise provided by the Compensation Committee in an award agreement, unvested awards will not vest automatically and each outstanding award will be treated, at the discretion of the committee, in accordance with one or more of the following: (1) awards, whether or not vested, may be continued or substituted in accordance with applicable law and any restrictions to which award granted prior to the change in control are subject will not lapse and the award holder will, receive the same distribution as holders of other shares of common stock or additional awards in lieu of a cash distribution; (2) awards may be purchased by the Company for an amount equal to the excess (if any) of the price paid or value of a share of the Company’s common stock over the exercise price of the award or be cancelled if the price of a share of our common stock paid in a change in control is less than the exercise price of the award; (3) awards may be terminated, in the event that the award is a stock option, stock appreciation right or other stock-based award that provides for a participant elected exercise, provided that the Company must give each participant the opportunity to exercise in full all outstanding Awards (without regard to any limitations on exercisability) for at least 20 days prior to the consummation of the change in control, with any such exercise being contingent on the occurrence of such change in control, and (4) the Compensation Committee may provide for accelerated vesting or the lapse of any remaining restriction of an award at any time.

74 Notice and Proxy Statement 2021

Amendment and Termination of the Plan; Term

Except as may otherwise be required by law or the requirements of any stock exchange or market upon which our common stock may then be listed, the Board, acting in its sole discretion and without further action on the part of our stockholders, may amend the 2021 Plan at any time and from time to time and may terminate the 2021 Plan at any time. No such amendment or termination may impair or adversely alter any awards previously granted under the plan (without the consent of the recipient or holder) or deprive any person of shares previously acquired under the plan. Unless sooner terminated, the plan shall terminate on the tenth anniversary of the date of its adoption by our Board, or February 23, 2031.

Withholding

In respect of the exercise or settlement of any award under the 2021 Plan, the Company has the authority to (1) deduct or withhold (or cause to be deducted or withheld) from any payment or distribution otherwise payable to the participant, whether or not such payment or distribution is covered by the plan, or (2) require the recipient to remit cash (through payroll deduction or otherwise) or make other arrangements permitted by the Company, in each case in an amount or of a nature sufficient in the opinion of the Company to satisfy or provide for the satisfaction of such withholding obligation. If the event giving rise to the withholding obligation involves a transfer of shares of our common stock, then, at the sole discretion of the Compensation Committee, the participant may satisfy the withholding obligations associated with such transfer by electing to have the Company withhold shares of common stock or by tendering previously-owned shares of common stock, in each case having a fair market value equal to the amount of tax to be withheld.

Section 409A

Section 409A of the Code imposes restrictions on non-qualified deferred compensation. Failure to satisfy these rules results in accelerated taxation, an additional tax to the holder of an amount equal to 20% of the deferred amount and a possible interest charge. Stock options and stock appreciation rights granted on shares with an exercise price that is not less than the fair market value of the underlying shares on the date of grant will not give rise to “deferred compensation” for this purpose unless they involve additional deferral features. Stock options and stock appreciation rights that would be awarded under the 2021 Plan are intended to be eligible for this exception.

U.S. FEDERAL INCOME TAX CONSEQUENCES

The grant of a stock option or SAR under the 2021 Plan is not a taxable event to the participant for federal income tax purposes. In general, ordinary income is realized upon the exercise of a stock option (other than an ISO) in an amount equal to the excess of the fair market value on the exercise date of the shares acquired pursuant to the exercise over the option exercise price paid for the shares. The amount of ordinary income realized upon the exercise of an SAR is equal to the excess of the fair market value of the shares covered by the exercise over the SAR base price. The Company generally will be entitled to a deduction equal to the amount of ordinary income realized by a participant upon the exercise of an option or SAR. The tax basis of shares acquired upon the exercise of a stock option (other than an ISO) or SAR is equal to the value of the shares on the date of exercise. Upon a subsequent sale of the shares, capital gain or loss (long-term or short-term, depending on the holding period of the shares sold) will be realized in an amount equal to the difference between the selling price and the basis of the shares. Certain additional rules apply if the exercise price of an option is paid in shares previously owned by participant.

No income is realized upon the exercise of an ISO other than for purposes of the alternative minimum tax. Income or loss is realized upon a disposition of shares acquired pursuant to the exercise of an ISO. If the disposition occurs more than one year after the ISO exercise date and more than two years after the ISO grant date, then gain or loss on the disposition, measured by the difference between the selling price and the option exercise price for the shares, will be long-term capital gain or loss. If the disposition occurs within one year of the exercise date or within two years of the grant date, then the gain realized on the disposition will be taxable as ordinary income to the extent such gain is not more than the difference between the value of the shares on the date of exercise and the exercise price, and the balance of the gain, if any, will be capital gain. The Company is not entitled to a deduction with respect to the exercise of an ISO; however, it is entitled to a deduction corresponding to the ordinary income realized by a participant upon a disposition of shares acquired pursuant to the exercise of an ISO before the satisfaction of the applicable one- and two-year holding period requirements described above.

Notice and Proxy Statement 2021 75

In general, a participant will realize ordinary income with respect to common stock received pursuant to a restricted stock award at the time the shares become vested in accordance with the terms of the award in an amount equal to the fair market value of the shares at the time they become vested, and except as discussed below, the Company is generally entitled to a corresponding deduction. The participant’s tax basis in the shares will be equal to the ordinary income so recognized. Upon subsequent disposition of the shares, the participant will realize long-term or short-term capital gain or loss, depending on the holding period of the shares sold.

A participant may, however, make an election under Section 83(b) of the Code to have the grant taxed as compensation income at the date of receipt, with the result that any future appreciation or depreciation in the value of the shares of stock granted may be taxed as capital gain or loss on a subsequent sale of the shares. If the participant does not make a Section 83(b) election, the grant will be taxed as compensation income at the full fair market value on the date the restrictions imposed on the shares expire. Unless a participant makes a Section 83(b) election, any dividends paid to the participant on the shares of restricted stock will generally be compensation income to the participant and deductible by us as compensation expense.

A participant who receives RSUs will be taxed at ordinary income tax rates based on the fair market value of the shares of common stock distributed at the time of settlement of the RSUs and, except as discussed below, the Company will generally be entitled to a tax deduction at that time. The participant’s tax basis in the shares will equal the amount taxed as ordinary income, and on subsequent disposition the participant will realize long-term or short-term capital gain or loss.

Other awards, including RSUs and PSUs, will generally result in ordinary income to the participant at the later of the time of delivery of cash, shares, or other awards, or the time that either the risk of forfeiture or restriction on transferability lapses on previously delivered cash, shares, or other awards. Except as discussed below, the Company generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the participant in connection with an award, but will be entitled to no tax deduction relating to amounts that represent a capital gain to a participant.

Under Section 162(m) of the Code, no deduction is allowed in any taxable year of the Company for compensation in excess of $1,000,000 paid to the Company’s “covered employees.” A “covered employee” is any individual who has served at any time after December 31, 2016 as the Company’s chief executive officer, chief financial officer, or other executive officer whose compensation has been reported in a Company proxy statement, regardless of whether any such individual is still employed by the Company. The Company may be prohibited under Section 162(m) of the Code from deducting compensation paid pursuant to the 2021 Plan to our “covered employees.”

THE ABOVE SUMMARY PERTAINS SOLELY TO CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES ASSOCIATED WITH AWARDS GRANTED UNDER THE 2021 PLAN AND DOES NOT PURPORT TO BE COMPLETE. THE SUMMARY DOES NOT ADDRESS ALL FEDERAL INCOME TAX CONSEQUENCES AND IT DOES NOT ADDRESS STATE, LOCAL, AND NON-U.S. TAX CONSIDERATIONS.

NEW PLAN BENEFITS

A new plan benefits table for the 2021 Plan and the benefits or amounts that would have been received by or allocated to certain participants for the last completed fiscal year under the 2021 Plan if the 2021 Plan was then in effect, as described in the federal proxy rules, is not provided because all awards made under the 2021 Plan will be made at the Board’s or Compensation Committee’s discretion. Therefore, the benefits and amounts that would be received or allocated under the 2021 Plan are not determinable at this time.

76 Notice and Proxy Statement 2021

EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes information as of December 31, 2020 relating to our equity compensation plans pursuant to which grants of options, restricted stock or other rights to acquire shares may be granted from time to time.

	Number of Securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-Average exercise price of outstanding options, warrants and rights(1)	Number of Securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(2))
Plan Category	(A)		(B)	(C)
Equity Compensation Plans approved by security holders	26,363,321	(3)	$5.50	2,636,952
Equity Compensation Plans not approved by security holders	—		—	—

(1)

The weighted-average exercise price is calculated based solely on the exercise prices of the outstanding options and does not reflect the shares that will be issued upon the vesting of outstanding awards of restricted stock, RSUs or PSUs, which have no exercise price.

(2)

Represents the 2005 Stock Incentive Plan and the Prior Incentive Plan. The 2005 Stock Incentive Plan automatically terminated (other than with respect to outstanding awards) upon stockholder approval of the Prior Incentive Plan at our Annual Stockholder Meeting on May 18, 2012 and, as a result, there are no shares available for grant under the 2005 Stock Incentive Plan.

(3)

This number includes shares subject to outstanding awards granted, of which 4,573,371 shares are subject to outstanding options, 13,867,190 shares are subject to outstanding time-based RSUs, 7,922,760 shares are subject to outstanding PSUs, assuming a maximum level of performance is achieved. 1,997,960 shares subject to outstanding restricted stock awards have been excluded.

The Board recommends that you vote “For” approval of the adoption of the 2021 Plan. Properly submitted proxies will be so voted unless stockholders specify otherwise.

Notice and Proxy Statement 2021 77

PROPOSAL 4: RATIFICATION OF SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has reappointed Ernst & Young LLP as the independent registered public accounting firm to audit the consolidated financial statements of Clear Channel Outdoor for the year ending December 31, 2021.

Stockholder ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm is not required by our bylaws or any other applicable legal requirement. However, the Board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the appointment of Ernst & Young LLP is not ratified, the Audit Committee will evaluate the basis for the stockholders’ vote when determining whether to continue the firm’s engagement, but ultimately may determine to continue the engagement of the firm or another audit firm without re-submitting the matter to stockholders. Even if the appointment of Ernst & Young LLP is ratified, the Audit Committee may terminate the appointment of Ernst & Young LLP as the independent registered public accounting firm without stockholder approval whenever the Audit Committee deems termination necessary or appropriate.

Representatives of Ernst & Young LLP are expected to be present at the annual meeting of stockholders, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

The Board recommends that you vote “FOR” the ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm for the year ending December 31, 2021. Properly submitted proxies will be so voted unless stockholders specify otherwise.

78 Notice and Proxy Statement 2021

STOCKHOLDER PROPOSALS FOR 2022 ANNUAL MEETING

AND ADVANCE NOTICE PROCEDURES

Stockholders interested in submitting a proposal for inclusion in our proxy materials for the annual meeting of stockholders in 2022 may do so by following the procedures prescribed in SEC Rule 14a-8. To be eligible for inclusion, stockholder proposals must be received by the Secretary of Clear Channel Outdoor no later than November 24, 2021, and must otherwise comply with the SEC’s rules. Proposals should be sent to: Secretary, Clear Channel Outdoor Holdings, Inc., 4830 North Loop 1604W, Suite 111, San Antonio, Texas 78249.

If you intend to present a proposal at the annual meeting of stockholders in 2022, or if you want to nominate one or more directors at the annual meeting of stockholders in 2022, you must comply with the advance notice provisions of Clear Channel Outdoor’s bylaws. If you intend to present a proposal at the annual meeting, or if you want to nominate one or more directors, you must give timely notice thereof in writing to the Secretary at the address set forth above. Our Secretary must receive the notice not less than 90 days and not more than 120 days before the anniversary date of the immediately preceding annual meeting of stockholders. This means that, for our 2022 annual meeting, our Secretary must receive the notice no earlier than January 5, 2022 and no later than February 4, 2022. You may contact our Secretary at the address set forth above for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

OTHER MATTERS

Neither Clear Channel Outdoor’s management nor the Board knows of any other business to be brought before the annual meeting other than the matters described above. If any other matters properly come before the annual meeting, the proxies will be voted on such matters in accordance with the judgment of the persons named as proxies therein, or their substitutes, present and acting at the meeting.

GENERAL

The cost of soliciting proxies will be borne by Clear Channel Outdoor. Following the original mailing of the proxy soliciting material, regular employees of Clear Channel Outdoor may solicit proxies by mail, telephone, facsimile, e-mail and personal interview. Proxy cards and materials will also be distributed to beneficial owners of stock, through brokers, custodians, nominees and other like parties. Clear Channel Outdoor expects to reimburse such parties for their charges and expenses connected therewith.

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. Clear Channel Outdoor and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker if your shares are held in a brokerage account or us if your shares are registered in your name. You can notify us by sending a written request to Clear Channel Outdoor Holdings, Inc., Investor Relations, 4830 North Loop 1604W, Suite 111, San Antonio, Texas 78249 or by calling (210) 832-3700. Upon written or oral request, we will promptly deliver a separate copy of this proxy statement to a beneficial owner at a shared address to which a single copy of the proxy statement was delivered.

An electronic copy of Clear Channel Outdoor’s Annual Report on Form 10-K filed with the SEC on February 25, 2021 is available free of charge at Clear Channel Outdoor’s website at www.investor.clearchanneloutdoor.com. A paper copy of the Form 10-K is also are available without charge to stockholders upon written request to: Investor Relations, Clear Channel Outdoor Holdings, Inc., 4830 North Loop 1604W, Suite 111, San Antonio, Texas 78249.

Notice and Proxy Statement 2021 79

Appendix A

CLEAR CHANNEL OUTDOOR HOLDINGS, INC.

2012 SECOND AMENDED AND RESTATED STOCK INCENTIVE PLAN

(February 23, 2021 Amendment and Restatement)

1.    Purpose. The purpose of the plan is to facilitate the ability of Clear Channel Outdoor Holdings, Inc. (the “Company”) and its subsidiaries to attract, motivate and retain eligible employees, directors and other personnel through the use of equity-based and other incentive compensation opportunities. For purposes herein, references to the plan shall be deemed references to the plan as amended and restated. Awards made under the plan may take the form of options to purchase shares of the Company’s common stock, $.01 par value (the “Common Stock”) granted pursuant to Section 5, director shares issued pursuant to Section 6, stock appreciation rights granted pursuant to Section 7, restricted stock and restricted stock units issued or granted pursuant to Section 8, other types of stock-based awards made pursuant to Section 9, and/or performance-based awards made pursuant to Section 10 (collectively, the “Awards”).

2.    Administration.

2.1    The Committee. The plan will be administered by the compensation committee of the Company’s board of directors, except the entire board will have sole authority for granting and administering Awards to non-employee directors.

2.2    Responsibility and Authority of the Committee. Subject to the provisions of the plan, the committee, acting in its discretion, will have responsibility and the power and authority to (a) select the persons to whom Awards will be made, (b) prescribe the terms and conditions of each Award and make amendments thereto, (c) construe, interpret and apply the provisions of the plan and of any agreement or other document evidencing an Award made under the plan, and (d) make any and all determinations and take any and all other actions as it deems necessary or desirable in order to carry out the terms of the plan. The committee may obtain at the Company’s expense such advice, guidance and other assistance from outside compensation consultants and other professional advisers as the committee deems appropriate in connection with the proper administration of the plan.

2.3    Delegation of Authority by Committee. Subject to the requirements of applicable law, the committee may delegate to any person or group or subcommittee of persons (who may, but need not be members of the committee) such plan-related functions within the scope of its responsibility, power and authority as it deems appropriate. If the committee wishes to delegate a particular function to a subcommittee consisting solely of its own members, it may choose to do so on a de facto basis by limiting the members entitled to vote on matters relating to that function. Reference herein to the committee with respect to functions delegated to another person, group or subcommittee will be deemed to refer to such person, group or subcommittee.

2.4    Committee Actions. A majority of the members of the committee shall constitute a quorum. The committee may act by the vote of a majority of its members present at a meeting at which there is a quorum or by unanimous written consent. The decision of the committee as to any disputed question arising under the plan or an agreement or other document governing an individual Award, including questions of construction, interpretation and administration, shall be final and conclusive on all persons. The committee shall keep a record of its proceedings and acts and shall keep or cause to be kept such books and records as may be necessary in connection with the proper administration of the plan.

2.5    Indemnification. The Company shall indemnify and hold harmless each member of the board of directors of the committee or of any subcommittee appointed by the board of directors or the committee and any employee of the Company or any of its subsidiaries and affiliates who provides assistance with the administration of the plan or to whom a plan-related responsibility is delegated, from and against any loss, cost, liability (including any sum paid in settlement of a claim with the approval of the board of directors), damage and expense (including reasonable legal fees and other expenses incident thereto and, to the extent permitted by applicable law, advancement of such fees and expenses) arising out of or incurred in connection with the plan, unless and except to the extent attributable to such person’s fraud or willful misconduct.

Notice and Proxy Statement 2021 A-1

3.    Limitations on Company Stock Awards Under the Plan.

3.1    Share Limitation. Subject to adjustments required or permitted by the plan, the number of shares of Common Stock available for grant under the plan shall be the sum of (a) 35,000,000 plus (b) 29,142,027, which represents the number of shares originally reserved under the plan on February 16, 2012 and of which 1,302,510 shares of Common Stock remain available for issuance under the plan as of February 28, 2021 plus (c) the number of shares of Common Stock available for awards granted under the 2005 Stock Incentive Plan, as amended and restated, that thereafter would meet the requirements of Section 3.2 herein if such awards had been granted under this plan.

3.2    Lapsed Awards. For these purposes, the following shares of Common Stock will not be taken into account and will remain available for issuance under the plan: (a) shares covered by Awards that expire or are canceled, forfeited, settled in cash or otherwise terminated, (b) shares delivered to the Company and shares withheld by the Company for the payment or satisfaction of purchase price or tax withholding obligations associated with the exercise or settlement of an Award, and (c) shares covered by stock-based awards assumed by the Company in connection with the acquisition of another company or business.

3.3    Individual Limitations. During any calendar year, the maximum aggregate grant date fair value of all Awards granted to an individual non-employee director and cash fees paid by the Company to such non-employee director outside of the plan shall not exceed $500,000.

3.4    Dividends. Any dividends, dividend equivalents or other distributions payable with respect to any Award under the plan shall be distributed to the Award holder only if, when and to the extent such underlying Award vests. The value of dividends, dividend equivalents and other distributions payable with respect to Awards that do not vest shall be forfeited.

4.    Eligibility to Receive Awards. Awards may be granted under the plan to any present or future director, officer, employee, consultant or adviser of or to the Company or any of its subsidiaries. For purposes of the plan, a subsidiary is any entity in which the Company has a direct or indirect ownership interest of at least 50%. For purposes of the plan, consultant or adviser shall only include natural persons.

5.    Stock Option Awards.

5.1    General. Stock options granted under the plan will have such vesting and other terms and conditions as the committee, acting in its discretion in accordance with the plan, may determine, either at the time the option is granted or, if the holder’s rights are not adversely affected, at any subsequent time. Notwithstanding the foregoing, only employees of the Company, its subsidiaries are eligible to be granted “incentive stock options” (within the meaning of Section 422 of the Internal Revenue Code of 1986 (the “Code”)) under the plan.

5.2    Minimum Exercise Price. The exercise price per share of Common Stock covered by an option granted under the plan may not be less than 100% of the fair market value per share on the date the option is granted (110% in the case of “incentive stock options” (within the meaning of Section 422 of the Code) granted to an employee who is a 10% stockholder within the meaning of Section 422(b)(6) of the Code). For purposes of the plan, unless determined otherwise by the committee, the fair market value of a share of Common Stock on any date is the closing sale price per share in consolidated trading of securities listed on the principal national securities exchange or market on which shares of Common Stock are then traded, as reported by a recognized reporting service or, if there is no sale on such date, on the first preceding date on which such shares are traded.

5.3    Limitation on Repricing of Options and SARs. Terms of outstanding Awards may not be amended to reduce the exercise price of outstanding options or SARs (as defined below) or cancel outstanding options or SARs in exchange for cash, other Awards or options or SARs with an exercise price that is less than the exercise price of the original options or SARs without stockholder approval.

5.4    Maximum Duration. Unless sooner terminated in accordance with its terms, an option granted under the plan will automatically expire on the tenth anniversary of the date it is granted or, in the case of an “incentive stock option” granted to an employee who is a 10% stockholder, the fifth anniversary of the date it is granted.

5.5    Effect of Termination of Employment or Service. The committee may establish such exercise and other conditions applicable to an option following the termination of the optionee’s employment or other service with the Company and its subsidiaries as the committee deems appropriate on a grant-by-grant basis. For purposes of the plan, an individual’s employment or service with the Company and its subsidiaries will be deemed to have terminated if such individual is no longer receiving or entitled to receive compensation for providing services to the Company and its subsidiaries.

A-2 Notice and Proxy Statement 2021

5.6    Method of Exercise. An outstanding and exercisable option may be exercised by transmitting to the Secretary of the Company (or other person designated for this purpose by the committee) a written notice identifying the option that is being exercised and specifying the number of whole shares to be purchased pursuant to that option, together with payment in full of the exercise price and the withholding taxes due in connection with the exercise, unless and except to the extent that other arrangements satisfactory to the Company have been made for such payment(s). The exercise price may be paid in cash or in any other manner the committee, in its discretion, may permit, including, without limitation, (a) by the delivery of previously-owned shares, (b) by a combination of a cash payment and delivery of previously-owned shares, or (c) pursuant to a cashless exercise program established and made available through a registered broker-dealer in accordance with applicable law. Any shares transferred to the Company (or withheld upon exercise) in connection with the exercise of an option shall be valued at fair market value for purposes of determining the extent to which the exercise price and/or tax withholding obligation is satisfied by such transfer (or withholding) of shares.

5.7    Non-Transferability. No option shall be assignable or transferable except upon the optionee’s death to a beneficiary designated by the optionee in a manner prescribed or approved for this purpose by the committee or, if no designated beneficiary shall survive the optionee, pursuant to the optionee’s will or by the laws of descent and distribution. During an optionee’s lifetime, options may be exercised only by the optionee or the optionee’s guardian or legal representative. Notwithstanding the foregoing, the committee may permit the inter vivos transfer of an option (other than an “incentive stock option”) pursuant to a domestic relations order (within the meaning of Rule 16a-12 promulgated under the Securities Exchange Act of 1934 (as amended)) in settlement of marital property rights, or by gift to any “family member” (within the meaning of Item A.1.(a)(5) of the General Instructions to Form S-8 or any successor provision), on such terms and conditions as the committee deems appropriate.

5.8    Rights as a Stockholder. No shares of Common Stock shall be issued in respect of the exercise of an option until payment of the exercise price and the applicable tax withholding obligations have been satisfied or provided for to the satisfaction of the Company, and the holder of an option shall have no rights as a stockholder with respect to any shares covered by the option until such shares are duly and validly issued by the Company to or on behalf of such holder.

6.    Director Shares. The committee may permit non-employee directors to elect to receive all or part of their annual retainers in the form of shares (“Director Shares”). Unless the committee determines otherwise, any such elections may be made during the month a director first becomes a director and during the last month of each calendar quarter thereafter, and shall remain in effect unless and until the end of the calendar quarter in which a new election is made (or, if later, the calendar quarter next following the calendar quarter in which the director first becomes a director). Any such election shall also indicate the percentage of the retainer to be paid in shares and shall contain such other information as the committee or the board may require.

7.    Stock Appreciation Rights.

7.1    General. The committee may grant stock appreciation rights (“SARs”), either alone or in connection with the grant of an option, upon such vesting and other terms and conditions as the committee, acting in its discretion in accordance with the plan, including, as applicable, Section 5 (relating to options), may determine, either at the time the SARs are granted or, if the holder’s rights are not adversely affected, at any subsequent time. Upon exercise, the holder of an SAR shall be entitled to receive a number of whole shares of Common Stock having a fair market value equal to the product of X and Y, where—

X = the number of whole shares of Common Stock as to which the SAR is being exercised, and

Y = the excess of the fair market value per share of Common Stock on the date of exercise over the fair market value per share of Common Stock on the date the SAR is granted (or such greater base value as the committee may prescribe at the time the SAR is granted).

7.2    Tandem SARs. An SAR granted in tandem with an option shall cover the same shares covered by the option (or such lesser number of shares as the committee may determine) and, unless the committee determines otherwise, shall be subject to the same terms and conditions as the related option. Upon the exercise of an SAR granted in tandem with an option, the option shall be canceled to the extent of the number of shares as to which the SAR is exercised, and, upon the exercise of an option granted in tandem with an SAR, the SAR shall be canceled to the extent of the number of shares as to which the option is exercised.

7.3    Method of Exercise. An outstanding and exercisable SAR may be exercised by transmitting to the Secretary of the Company (or other person designated for this purpose by the committee) a written notice identifying

Notice and Proxy Statement 2021 A-3

the SAR that is being exercised and specifying the number of shares as to which the SAR is being exercised, together with payment in full of the withholding taxes due in connection with the exercise, unless and except to the extent that other arrangements satisfactory to the Company have been made for such payment. The withholding taxes may be paid in cash or in any other manner the committee, in its discretion, may permit, including, without limitation, (a) by the delivery of previously-owned shares of Common Stock, or (b) by a combination of a cash payment and the delivery of previously-owned shares. The committee may impose such additional or different conditions for exercise of an SAR as it deems appropriate. No fractional shares will be issued in connection with the exercise of an SAR.

7.4    Rights as a Stockholder. No shares of Common Stock shall be issued in respect of the exercise of an SAR until payment of the applicable tax withholding obligations have been satisfied or provided for to the satisfaction of the Company, and the holder of an SAR shall have no rights as a stockholder with respect to any shares issuable upon such exercise until such shares are duly and validly issued by the Company to or on behalf of such holder.

8.    Restricted Stock and Restricted Stock Unit.

8.1    General. Under a restricted stock award, shares of Common Stock will be issued by the Company to the recipient at the time of the Award. Under a restricted stock unit, the recipient will be entitled to receive shares of Common Stock in the future. The shares covered by a restricted stock award and the right to receive shares under a restricted stock unit will be subject to such vesting and other conditions and restrictions as the committee, acting in its discretion in accordance with the plan, may determine.

8.2    Minimum Purchase Price. Unless the committee, acting in accordance with applicable law, determines otherwise, the purchase price payable for shares of Common Stock transferred pursuant to a restricted or restricted stock unit must be at least equal to the par value of the shares.

8.3    Issuance of Restricted Stock. Shares of Common Stock issued pursuant to a restricted stock award may be evidenced by book entries on the Company’s stock transfer records pending satisfaction of the applicable vesting conditions. If a stock certificate for restricted shares is issued, the certificate will bear an appropriate legend to reflect the nature of the conditions and restrictions applicable to the shares. The Company may require that any or all such stock certificates be held in custody by the Company until the applicable conditions are satisfied and other restrictions lapse. The committee may establish such other conditions as it deems appropriate in connection with the issuance of certificates for restricted shares, including, without limitation, a requirement that the recipient deliver a duly signed stock power, endorsed in blank, for the shares covered by the Award.

8.4    Stock Certificates for Vested Stock. The recipient of a restricted stock award or a restricted stock unit will be entitled to receive a certificate, free and clear of conditions and restrictions (except as may be imposed in order to comply with applicable law), for shares that vest in accordance with the Award, subject, however, to the payment or satisfaction of applicable withholding taxes. The delivery of vested shares covered by a restricted stock unit may be deferred if and to the extent provided by the terms of the Award, subject, however, to the applicable deferral requirements of Section 409A of the Code.

8.5    Rights as a Stockholder. Subject to and except as otherwise provided by the terms of a restricted stock award, the holder of restricted shares of Common Stock will be entitled to receive dividends paid on, and exercise voting rights associated with, such shares as if the shares were fully vested; provided, however, that such dividends shall not be paid to the holder of restricted shares of Common Stock unless and until the underlying shares vest. The holder of a restricted stock unit shall have no rights as a stockholder with respect to shares covered by a restricted stock unit unless and until the Award vests and the shares are issued; provided, however, that the committee, in its discretion, may provide for the payment of dividend equivalents on shares covered by a restricted stock unit, but provided further that such dividend equivalents shall not be paid to the holder unless and until the underlying shares of Common Stock vest and are issued.

8.6    Nontransferability. Neither a restricted stock unit nor restricted shares of Common Stock issued pursuant to any such Award may be sold, assigned, transferred, disposed of, pledged or otherwise hypothecated other than to the Company or its designee in accordance with the terms of the Award or of the plan, and any attempt to do so shall be null and void and, unless the committee determines otherwise, shall result in the immediate forfeiture of the Award or the restricted shares, as the case may be.

8.7    Termination of Service Before Vesting; Forfeiture. Unless the committee determines otherwise, shares of restricted stock and non-vested restricted stock units will be forfeited upon the recipient’s termination of employment or other service with the Company and its subsidiaries. If shares of restricted stock are forfeited, any

A-4 Notice and Proxy Statement 2021

certificate representing such shares will be canceled on the books of the Company and the recipient will be entitled to receive from the Company an amount equal to any cash purchase price previously paid for such shares. If a non-vested restricted stock unit is forfeited, the recipient will have no further right to receive the shares of Common Stock covered by the non-vested Award.

9.    Other Equity-Based Awards. The committee may grant dividend equivalent payment rights, phantom shares, bonus shares and other forms of equity-based awards to eligible persons, subject to such terms and conditions as it may establish. Awards made pursuant to this Section may entail the transfer of shares of Common Stock to the recipient or the payment in cash or otherwise of amounts based on the value of shares of Common Stock and may include, without limitation, Awards designed to comply with or take advantage of applicable tax and/or other laws, provided, that the terms and conditions of any Award that is treated as non-qualified deferred compensation must satisfy the applicable deferral requirements of Section 409A of the Code.

10.    Performance Awards.

10.1    General. The committee may condition the grant, exercise, vesting or settlement of equity-based awards under the plan (whether settled in shares of Common Stock or cash or other property) on the achievement of specified performance goals as determined by the committee.

10.2    Determination of Amount Payable. Following the expiration of the performance period applicable to an Award made under this Section, the committee shall determine whether and the extent to which the performance goals have been attained and the amount of compensation, if any, that is payable as a result.

11.    Capital Changes, Reorganization or Sale of the Company.

11.1    Adjustments Upon Changes in Capitalization. The aggregate number and class of shares issuable under the plan, the total number and class of shares with respect to which Awards may be granted to any individual in any calendar year, the number and class of shares and the exercise price per share covered by each outstanding option, the number and class of shares and the base price per share covered by each outstanding SAR, and the number and class of shares covered by each outstanding restricted stock unit or other-equity-based award, and any per-share base or purchase price or target market price included in the terms of any such Award, and related terms shall be subject to adjustment in order to equitably reflect the effect on issued shares of Common Stock resulting from a split-up, spin-off, recapitalization, consolidation of shares or any similar capital adjustment, and/or to reflect a change in the character or class of shares covered by the plan and an Award.

11.2    Change in Control. In the event of a Change in Control (as defined below), and except as otherwise provided by the committee in an award agreement, unvested Awards shall not vest automatically and each outstanding Award shall be treated in accordance with one or more of the following methods as determined by the committee:

(a)    Awards, whether or not then vested, shall be continued, be assumed, or have new rights substituted therefor, as determined by the committee in a manner consistent with the requirements of Section 409A of the Code, and restrictions to which shares of restricted stock or any other Award granted prior to the Change in Control are subject shall not lapse upon a Change in Control and the restricted stock or other Award shall, where appropriate in the sole discretion of the committee, receive the same distribution as other shares of Common Stock on such terms as determined by the committee; provided that the committee may decide to award additional shares of restricted stock or other Awards in lieu of any cash distribution. Notwithstanding anything to the contrary herein, for purposes of incentive stock options, any assumed or substituted stock option shall comply with the requirements of Treasury Regulation Section 1.424-1 (and any amendment thereto).

(b)    The committee, in its sole discretion, may provide for the purchase of any Awards by the Company for an amount of cash equal to the excess (if any) of the Change in Control Price of the shares of Common Stock covered by such Awards, over the aggregate exercise price of such Awards; provided, however, that if the exercise price of a stock option or SAR exceeds the Change in Control Price, such Award may be cancelled for no consideration.

(c)    The committee may, in its sole discretion, terminate all outstanding and unexercised stock options, SARs, or any other stock-based award that provides for a holder-elected exercise, effective as of the date of the Change in Control, by delivering notice of termination to each holder at least twenty (20) days prior to the date of consummation of the Change in Control, in which case during the period from the date on which such notice of termination is delivered to the consummation of the Change in Control, each such holder shall have the right to

Notice and Proxy Statement 2021 A-5

exercise in full all of such holder’s Awards that are then outstanding (without regard to any limitations on exercisability otherwise contained in the award agreements), but any such exercise shall be contingent on the occurrence of the Change in Control, and, provided that, if the Change in Control does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise pursuant thereto shall be null and void.

(d)    Notwithstanding any other provision herein to the contrary, the committee may, in its sole discretion, provide for accelerated vesting or lapse of restrictions of an Award at any time.

11.3     Definition of Change in Control. For the purposes hereof, the term “Change in Control” of the Company shall be deemed to occur if (i) any “person,” as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company or its affiliates, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock of the Company), becoming the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities, (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Company’s board of directors, and any new director whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board (excluding any person whose election or nomination for election was a result of either an actual or threatened election contest as such term is used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act), (iii) a merger or consolidation of the Company or a subsidiary of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or the ultimate parent company of the Company outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (other than those covered by the exceptions in clause (i) acquires more than 50% of the combined voting power of the Company’s then outstanding securities), and (iv) a complete liquidation or dissolution of the Company or the consummation of a sale or disposition by the Company of all or substantially all of the Company’s assets other than the sale or disposition of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, 50% or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale. Notwithstanding the foregoing, with respect to any Award that is characterized as “nonqualified deferred compensation” within the meaning of Section 409A of the Code, an event shall not be considered to be a Change in Control under the Plan for purposes of payment of such Award unless such event is also a “change in ownership,” a “change in effective control” or a “change in the ownership of a substantial portion of the assets” of the Company within the meaning of Section 409A of the Code.

11.5    Definition of Change in Control Price. For purposes hereof, “Change in Control Price” shall mean the amount determined in the following clause (i), (ii), (iii), (iv) or (v), whichever is applicable, as follows: (i) the price per share offered to holders of the Common Stock of the Company in any merger or consolidation, (ii) the per share fair market value of the Common Stock immediately before the Change in Control without regard to assets sold in the Change in Control and assuming the Company has received the consideration paid for the assets in the case of a sale of the assets, (iii) the amount distributed per share of Common Stock in a dissolution transaction, (iv) the price per share offered to holders of Common Stock in any tender offer or exchange offer whereby a Change in Control takes place, or (v) if such Change in Control occurs other than pursuant to a transaction described in clauses (i), (ii), (iii), or (iv) of this Section 11.5, the fair market value per share of Common Stock that may otherwise be obtained with respect to such Awards or to which such Awards track, as determined by the committee as of the date determined by the committee to be the date of cancellation and surrender of such Awards. In the event that the consideration offered to stockholders of the Company in any Change in Control consists of anything other than cash, the committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash and such determination shall be binding on the holders of Awards to the extent applicable to Awards held by such holder.

11.6    Fractional Shares. In the event of any adjustment in the number of shares covered by any Award pursuant to the provisions hereof, any fractional shares resulting from such adjustment shall be disregarded, and each such Award shall cover only the number of full shares resulting from the adjustment.

A-6 Notice and Proxy Statement 2021

11.7    Determination of Board to be Final. All adjustments under this Section shall be made by the Company’s board of directors, and its determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. In addition, without limiting the foregoing, the Company’s board of directors may, in its sole discretion, make any other determination as to the treatment of Awards in connection with a Change in Control as it deems necessary, including (without limitation) that any escrow, holdback, earnout or similar provisions in the definitive documents relating to such Change in Control may apply to any payment to the holders of Awards to the same extent and in the same manner as such provisions apply to the holders of shares of Common Stock.

12.    Termination and Amendment of the Plan. The board of directors of the Company may terminate the plan at any time or amend the plan at any time and from time to time; provided, however, that:

(a)    no such action shall impair or adversely alter any Awards theretofore granted under the plan, except with the consent of the recipient or holder, nor shall any such action deprive any such person of any shares which he or she may have acquired through or as a result of the plan; and

(b)    to the extent necessary under applicable law or the requirements of any stock exchange or market upon which the shares of Common Stock may then be listed, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law.

13.    Miscellaneous.

13.1    Governing Law. The plan and the rights of all persons claiming under the plan shall be governed by the laws of the State of Delaware, without giving effect to conflicts of laws principles thereof.

13.2    Shares Issued Under Plan. Shares of Common Stock available for issuance under the plan may be authorized and unissued, held by the Company in its treasury or otherwise acquired for purposes of the plan. No fractional shares of Common Stock will be issued under the plan.

13.3    Compliance with Law. The Company will not be obligated to issue or deliver shares of Common Stock pursuant to the plan unless the issuance and delivery of such shares complies with applicable law, including, without limitation, the Securities Act of 1933 (as amended), the Exchange Act, and the requirements of any stock exchange or market upon which the Common Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

13.4    Limitation of Rights. Nothing contained in the plan or in any award agreement shall confer upon any recipient of an Award any right with respect to the continuation of his or her employment or other service with the Company or a subsidiary or other affiliate, or interfere in any way with the right of the Company and its subsidiaries and other affiliates at any time to terminate such employment or other service or to increase or decrease, or otherwise adjust, the compensation and/or other terms and conditions of the recipient’s employment or other service.

13.5    Transfer Orders; Placement of Legends. All certificates for shares of Common Stock delivered under the plan shall be subject to such stock-transfer orders and other restrictions as the Company may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange or market upon which the Common Stock may then be listed, and any applicable federal or state securities law. The Company may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

13.6    Decisions and Determinations Final. All decisions and determinations made by the Company’s board of directors pursuant to the provisions hereof and, except to the extent rights or powers under the plan are reserved specifically to the discretion of the board of directors, all decisions and determinations of the committee, shall be final, binding and conclusive on all persons.

13.7    Withholding of Taxes. As a condition to the exercise and/or settlement of any Award or the lapse of restrictions on any Award or shares, or in connection with any other event that gives rise to a federal or other governmental tax withholding obligation on the part of the Company or a subsidiary with respect to an Award, the Company and/or the subsidiary may (a) deduct or withhold (or cause to be deducted or withheld) from any payment or distribution otherwise payable to the award recipient, whether or not such payment or distribution is covered by the plan, or (b) require the recipient to remit cash (through payroll deduction or otherwise) or make other arrangements permitted by the Company, in each case in an amount or of a nature sufficient in the opinion of the Company to satisfy or provide for the satisfaction of such withholding obligation. If the event giving rise to the withholding obligation involves a transfer of shares of Common Stock, then, at the sole discretion of the committee, the recipient may satisfy

Notice and Proxy Statement 2021 A-7

the withholding obligations associated with such transfer by electing to have the Company withhold shares of Common Stock or by tendering previously-owned shares of Common Stock, in each case having a fair market value equal to the amount of tax to be withheld.

13.8    Disqualifying Disposition. If a person acquires shares of Common Stock pursuant to the exercise of an incentive stock option and the shares so acquired are sold or otherwise transferred in a “disqualifying disposition” (within the meaning of Section 424(c) of the Code) within two-years from the date the option was granted or one year after the option is exercised, such person shall, within ten days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

13.9    Company Recoupment of Awards. An individual’s rights with respect to any Award hereunder shall in all events be subject to (i) any right that the Company may have under any Company recoupment policy or other agreement or arrangement with an individual, or (ii) any right or obligation that the Company may have regarding the clawback of “incentive-based compensation” under Section 10D of the Exchange Act and any applicable rules and regulations promulgated thereunder from time to time by the U.S. Securities and Exchange Commission.

13.10    Effective Date. The plan originally was effective as of February 16, 2012 and was thereafter amended effective as of March 23, 2017. This amended and restated plan is effective as of February 23, 2021 (the “Effective Date”), subject to the approval of a majority of the stockholders that are present in person or by proxy at the 2021 Annual Meeting of Stockholders. This amended and restated plan shall apply to all Awards that are granted on or after the Effective Date. The prior version of the plan shall continue to apply to any Award granted prior to the Effective Date.

14.    Term of the Plan. Unless sooner terminated, the plan shall terminate on the tenth anniversary of the Effective Date. The rights of any person with respect to Awards granted under the plan that are outstanding at the time of the termination of the plan shall not be affected solely by reason of the termination of the plan and shall continue in accordance with the terms of the Awards (as then in effect or thereafter amended) and the plan.

15.     Section 409A of the Code. This plan is intended to be exempt from or comply with the applicable requirements of Section 409A of the Code (“Section 409A”) and shall be limited, construed and interpreted in accordance with such intent. To the extent that any Award is subject to Section 409A, it shall be paid in a manner that will comply with Section 409A, including proposed, temporary or final regulations or any other guidance issued by the Secretary of the Treasury and the Internal Revenue Service with respect thereto. Notwithstanding anything herein to the contrary, any provision in the plan that is inconsistent with Section 409A shall be deemed to be amended to comply with Section 409A and to the extent such provision cannot be amended to comply therewith, such provision shall be null and void. For purposes of Section 409A, an individual’s right to receive any installment payments under the plan shall be treated as separate and distinct payments. Notwithstanding any contrary provision in the plan or an award agreement, any payment(s) of “nonqualified deferred compensation” (within the meaning of Section 409A ) that are otherwise required to be made under the plan to a “specified employee” (as defined under Section 409A) as a result of such employee’s separation from service (other than a payment that is not subject to Section 409A) shall be delayed for the first six (6) months following such separation from service (or, if earlier, the date of death of the specified employee) and shall instead be paid (in a manner set forth in the award agreement) upon expiration of such delay period. The Company shall have no liability to any holder or recipient of an Award or any other person if an Award that is intended to be exempt from, or compliant with, Section 409A is not so exempt or compliant or for any action taken by the committee or the Company that is inconsistent with Section 409A. In the event that any amount or benefit under this plan becomes subject to penalties under Section 409A, responsibility for payment of such penalties shall rest solely with the affected holder or recipient of the Award and not with the Company.

A-8 Notice and Proxy Statement 2021

Clear Channel Outdoor Holdings, Inc. 000004 ENDORSEMENT_LINE______________ SACKPACK_____________ MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Online Go to www.envisionreports.com/cco or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/cco Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Annual Meeting Proxy Card 1234 5678 9012 345 IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals — The Board of Directors recommend a vote FOR all the nominees listed in Proposal 1 and FOR Proposals 2, 3, and 4. 1. Election of Directors 01 - C. William Eccleshare 02 - Lisa Hammitt 03 - Mary Teresa Rainey Mark here to vote FOR all nominees Mark here to WITHHOLD vote from all nominees For All EXCEPT - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below. For Against Abstain For Against Abstain 2. Approval of the advisory (non-binding) resolution on executive compensation 3. Approval of the adoption of the 2012 second amended and restated equity incentive plan Ratification of Ernst & Young LLP as the independent accounting firm for the year ending December 31, 2021 For Against Abstain In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. If any other matters properly come before the meeting, the proxies will vote as recommended by our Board or, if there is no recommendation, in their discretion. B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND 1PCF 4 9 2 4 3 5 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

The 2021 Annual Meeting of Stockholders of Clear Channel Outdoor Holdings, Inc. will be held on Wednesday May 5, 2021, 9:00 am Eastern Time, virtually via the internet at www.meetingcenter.io/241105734. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. The password for this meeting is CCO2021. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 5, 2021. The Proxy Statement and the Annual Report are available at: www.envisionreports.com/cco Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/cco IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy — Clear Channel Outdoor Holdings, Inc. 2021 Meeting of Stockholders – May 5, 2021 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints C. William Eccleshare, Brian D. Coleman and Lynn A. Feldman, and each of them, proxies of the undersigned with full power of substitution for and in the name, place and stead of the undersigned to appear and act for and to vote all shares of Clear Channel Outdoor Holdings, Inc. standing in the name of the undersigned or with respect to which the undersigned is entitled to vote and act at the Annual Meeting of Stockholders of said company to be held virtually at 9:00 A.M. Eastern Time on May 5, 2021, or at any adjournments or postponements thereof, with all powers the undersigned would possess if then personally present, as indicated on the reverse side. THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE THREE NOMINEES NAMED ON THE REVERSE SIDE AND “FOR” PROPOSALS 2, 3, AND 4. (Continued and to be marked, dated and signed, on the other side)